MIDLAND REALTY ACCEPTANCE CORP.
                                    DEPOSITOR


                          MIDLAND LOAN SERVICES, L.P.,
                                    SERVICER


                                  ____________,
                                SPECIAL SERVICER

                                  ____________,
                                     TRUSTEE

                                      [and

                                  ____________,
                                  FISCAL AGENT]





                         POOLING AND SERVICING AGREEMENT

                   Dated as of




           Commercial Mortgage Pass-Through Certificates

                         Series

                                TABLE OF CONTENTS

                                                                            PAGE

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1.   Defined Terms..............................  3
      SECTION 1.2.   Certain Calculations....................... 40
      SECTION 1.3.   Certain Constructions...................... 41

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

      SECTION 2.1.   Conveyance and Assignment of Mortgage Loans;. 41
      SECTION 2.2.   Acceptance by the Custodian and the Trustee. 46
      SECTION 2.3.   Representations and Warranties of the
      Depositor................................................. 47
      SECTION 2.4.   Representations, Warranties and Covenants of
                     the
                Servicer and the Special Servicer............... 52
      SECTION 2.5.   Execution and Delivery of Certificates;
                     Issuance of
                Lower-Tier Regular Interests.................... 55
      SECTION 2.6.   Miscellaneous REMIC Provisions............. 56
      SECTION 2.7.   Documents Not Delivered to Custodian....... 56

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                              OF THE MORTGAGE LOANS

      SECTION 3.1.   Servicer to Act as Servicer; Special Servicer
                     to Act as
                Special Servicer; Administration of the Mortgage
                Loans........................................... 57
      SECTION 3.2.   Liability of the Servicer.................. 60
      SECTION 3.3.   Collection of Certain Mortgage Loan Payments 61
      SECTION 3.4.   Collection of Taxes, Assessments and Similar
                     Items...................................... 61
      SECTION 3.5.   Collection Account; Distribution Account... 63
      SECTION 3.6.   Permitted Withdrawals from the Collection
                     Account.................................... 64
      SECTION 3.7.   Investment of Funds in the Collection
                     Account, the
                Distribution Account and the Reserve Accounts... 67
      SECTION 3.8.   Maintenance of Insurance Policies and Errors
                     and
                Omissions and Fidelity Coverage................. 69

                                                                            PAGE

SECTION 3.9.    Enforcement of Due-On-Sale Clauses; Assumption
                Agreements...................................... 72
      SECTION 3.10.  Realization Upon Mortgage Loans............ 74
      SECTION 3.11.  Trustee to Cooperate; Release of Mortgage
                     Files...................................... 78
      SECTION 3.12.  Servicing Compensation and Trustee Fees.... 79
      SECTION 3.13.  Reports to the Trustee; Collection Account
                     Statements................................. 82
      SECTION 3.14.  Annual Statement as to Compliance.......... 82
      SECTION 3.15.  Annual Independent Public Accountants'
                     Servicing
                Report.......................................... 83
      SECTION 3.16.  Access to Certain Documentation............ 83
      SECTION 3.17.  Title and Management of REO Properties..... 84
      SECTION 3.18.  Sale of Specially Serviced Mortgage Loans and
                REO Properties.................................. 88
      SECTION 3.19.  Inspections................................ 89
      SECTION 3.20.  Available Information and Notices.......... 90
      SECTION 3.21.  Reserve Accounts........................... 92
      SECTION 3.22.  Property Advances.......................... 92
      SECTION 3.23.  Appointment of Special Servicer............ 93
      SECTION 3.24.  Transfer of Servicing Between Servicer and
                Special Servicer; Record Keeping................ 94
      SECTION 3.25.  Adjustment of Servicing Compensation in
                     Respect
                of Prepayment Interest Shortfalls............... 95
      SECTION 3.26.  Extension Advisor.......................... 96

                                   ARTICLE IV

                DISTRIBUTIONS TO CERTIFICATEHOLDERS

      SECTION 4.1.   Distributions.............................. 97
      SECTION 4.2.   Statements to Rating Agencies and
                     Certificateholders;
                Available Information; Information Furnished to
                Financial Market Publisher......................108
      SECTION 4.3.   Compliance with Withholding Requirements...109
      SECTION 4.4.   REMIC Compliance...........................110
      SECTION 4.5.   Imposition of Tax on the Trust Fund........112
      SECTION 4.6.   Remittances; P&I Advances..................113

                                                                            PAGE

                                    ARTICLE V

                                THE CERTIFICATES

      SECTION 5.1.   The Certificates...........................115
      SECTION 5.2.   Registration, Transfer and Exchange of
                     Certificates...............................116
      [SECTION 5.3.  Book-Entry Certificates....................122
      SECTION 5.4.   Mutilated, Destroyed, Lost or Stolen
                     Certificates...............................123
      SECTION 5.5.   Appointment of Paying Agent................124
      SECTION 5.6.   Access to Certificateholders' Names and
                     Addresses..................................124
      SECTION 5.7.   Actions of Certificateholders..............124

                                   ARTICLE VI

       THE DEPOSITOR, THE SERVICER AND THE SPECIAL SERVICER

      SECTION 6.1.   Liability of the Depositor, the Servicer and
                     the
                Special Servicer................................125
      SECTION 6.2.   Merger or Consolidation of the Servicer and
                Special Servicer................................125
      SECTION 6.3.   Limitation on Liability of the Depositor, the
                Servicer and Others.............................126
      SECTION 6.4.   Limitation on Resignation of the Servicer and
                     of
                the Special Servicer............................127
      SECTION 6.5.   Rights of the Depositor and the Trustee in
                     Respect
                of the Servicer and the Special Servicer........128

                                   ARTICLE VII

                                     DEFAULT

      SECTION 7.1.   Events of Default..........................129
      SECTION 7.2.   Trustee to Act; Appointment of Successor...131
      SECTION 7.3.   Notification to Certificateholders.........132
      SECTION 7.4.   Other Remedies of Trustee..................133
      SECTION 7.5.   Waiver of Past Events of Default; Termination133

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

      SECTION 8.1.   Duties of Trustee..........................134
      SECTION 8.2.   Certain Matters Affecting the Trustee......136
      SECTION 8.3.   Trustee Not Liable for Certificates or
                     Mortgage Loans.............................138
      SECTION 8.4.   Trustee May Own Certificates...............139
      SECTION 8.5.   Payment of Trustee's Fees and Expenses;
                Indemnification.................................140
      SECTION 8.6.   Eligibility Requirements for Trustee.......141
      SECTION 8.7.   Resignation and Removal of the Trustee.....142
      SECTION 8.8.   Successor Trustee..........................143
      SECTION 8.9.   Merger or Consolidation of Trustee.........144
      SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee144
      SECTION 8.11.  Authenticating Agent.......................146
      SECTION 8.12.  Appointment of Custodians..................147
      [SECTION 8.13. Fiscal Agent Appointed; Concerning the Fiscal
                     Agent......................................147

                                   ARTICLE IX

                                   TERMINATION

      SECTION 9.1.   Termination................................148
      SECTION 9.2.   Additional Termination Requirements........153

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

      SECTION 10.1.  Counterparts...............................154
      SECTION 10.2.  Limitation on Rights of Certificateholders.154
      SECTION 10.3.  Governing Law..............................155
      SECTION 10.4.  Notices....................................155
      SECTION 10.5.  Severability of Provisions.................157
      SECTION 10.6.  Notice to the Depositor and Each Rating Agency158
      SECTION 10.7.  Amendment..................................159
      SECTION 10.8.  Confirmation of Intent.....................161

                                    EXHIBITS

Exhibit A-1     Form of Class A Certificate
Exhibit A-2     Form of Class B Certificate
Exhibit A-3     Form of Class C Certificate
Exhibit A-4     [Form of Class [EC] Certificate]
Exhibit A-5     [Form of Class [IO] Certificate]
Exhibit A-6     [Form of Class [PO] Certificate]
Exhibit A-7     Form of Class R Certificate
Exhibit A-8     Form of Class LR Certificate
Exhibit B       Mortgage Loan Schedule
Exhibit C-1     Form of Transferee Affidavit
Exhibit C-2     Form of Transferor Letter
Exhibit D-1     Form of Investment Representation Letter
Exhibit D-2     Form of ERISA Representation Letter
Exhibit E       Form of Request for Release
Exhibit F       Form of Custodial Agreement
Exhibit G            Form of Mortgage Loan Purchase and Sale
                     Agreement
Exhibit H       Privately Placed Securities Legend

           Pooling and Servicing Agreement, dated as of
                   among Midland Realty Acceptance Corp., as
Depositor, Midland Loan Services, L.P., as Servicer,
                      as Special Servicer,                      ,
as Trustee and Custodian, [and                       , as Fiscal
Agent of the Trustee].

                             PRELIMINARY STATEMENT:

(Terms used but not defined in this Preliminary Statement shall have the meanings specified in Article I)

           The Depositor intends to sell pass-through certificates to be issued hereunder in multiple classes which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund consisting primarily of the Mortgage Loans. As provided herein, the Trustee will elect that the Trust Fund be treated for federal income tax purposes as two separate real estate mortgage investment conduits (each a "REMIC" or, in the alternative, the "Lower-Tier REMIC" and the "Upper-Tier REMIC," respectively). The Class A, Class B, Class C, [Class [EC], Class [PO] and Class [IO]] Certificates constitute "regular interests" in the Upper-Tier REMIC and the Class R Certificates are the sole class of "residual interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class LR Certificates are the sole class of "residual interest" in the Lower-Tier REMIC for purposes of the REMIC Provisions. There are also [four] classes of uncertificated Lower-Tier Regular Interests issued under this Agreement (the Class A-L, Class B-L, Class C-L and [Class [PO]-L] Interests), each of which will constitute a regular interest in the Lower-Tier REMIC. All such Lower-Tier Regular Interests will be held by the Trustee as assets of the Upper-Tier REMIC.

           The following table sets forth the designation and aggregate initial Certificate Balance (or, with respect to the Class [EC] and Class [IO] Certificates, the Class [EC] Notional Balance and the Class [IO] Notional Balance, respectively) for each Class of Certificates comprising interests in the Upper-Tier REMIC.

                     Certificate Balance
    Class             or Notional Balance
    Class A              $
    Class B              $
    Class C              $
    [Class [EC]          $        (1)]
                            ------
    [Class [PO]          $         ]
                          ---------
    [Class [IO]          $        (1)]
                            ------

[(1) The Class [EC] and Class [IO] Certificates are not denominated in Certificate Balance and accordingly will not receive principal distributions. The Class [EC] and Class [IO] Certificates have an initial Class [EC] Notional Balance and an initial Class [IO] Notional Balance, respectively, in the amounts shown in the above table.]

           The initial Certificate Balance of each of the Class R and Class LR Certificates will be zero. The Certificate Balance of any class of Certificates outstanding at any time represents the maximum amount which holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund.

           As of the Cut-off Date, the Mortgage Loans have an aggregate Scheduled Principal Balance equal to approximately $ .

           In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Special Servicer, the Trustee [and the Fiscal Agent] agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

           SECTION 1.1. Defined Terms.

           Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

           "Advance":  Any P&I Advance or Property Advance.

           "Advance Interest Amount": The sum for all Mortgage Loans as to which any Advance remains unreimbursed of interest at the related Advance Rate on the amount of any P&I Advances and Property Advances for which the Servicer, the Trustee [or the Fiscal Agent,] as applicable, has not been paid or reimbursed for the number of days from the date on which such Advance was made or, if interest has been previously paid on such Advance, from the date on which interest was last paid, through the date of payment or reimbursement of the related Advance (which in no event shall be later than the Determination Date following the date on which funds are available to reimburse such Advance with interest thereon at the Advance Rate).

           "Advance Rate": A per annum rate equal to the Prime Rate (as published in The Wall Street Journal, or, if The Wall Street Journal is no longer published, The New York Times, from time to time) plus ___________%.

           "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. The Trustee may obtain and rely on an Officer's Certificate of the Servicer, the Special Servicer or the Depositor to determine whether any Person is an Affiliate of such party.

           "Aggregate Certificate Balance":   As defined in
Section 9.1(d)(i).

           "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

           "Annual Debt Service": For any Mortgage Loan, the current annual debt service (including interest allocable to payment of the Servicing Fee) payable with respect to such Mortgage Loan during the 12-month period commencing on the Cut-off Date (assuming no principal prepayments occur).

           "Anticipated Loss":  As defined in Section 4.6(c).

           "Anticipated Termination Date": Any Distribution Date on which it is anticipated that the Trust Fund will be terminated pursuant to Section 9.1(c) or Section 9.1(d).

           "Applicable Monthly Payment":  As defined in Section
4.6(a).

           "Applicant":  As defined in Section 5.6(a).

           "Appraised Value": For each of the Mortgaged Properties, the appraised value of such property as determined by an appraisal thereof, conforming to MAI standards, made not more than one year prior to the origination date of the related Mortgage Loan.

           "Assignment of Leases, Rents and Profits": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar agreement executed by the Borrower, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered by the Borrower, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

           "Assignment of Mortgage": An assignment of mortgage without recourse, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect of record the sale of the related Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages encumbering Mortgaged Properties located in the same jurisdiction, if permitted by law and acceptable for recording; provided, however, that none of the Trustee, the Custodian, the Special Servicer or the Servicer shall be responsible for determining whether any assignment is legally sufficient or in recordable form.

           "Assumed Scheduled Payment": With respect to any Mortgage Loan that is delinquent in respect of its Balloon Payment (including any REO Mortgage Loan as to which the Balloon Payment would have been past due), an amount equal to the sum of (a) the principal portion of the Monthly Payment that would have been due on such Mortgage Loan on a Due Date that falls on or after the date on which such Balloon Payment was due, based on the original amortization schedule thereof, assuming such Balloon Payment had not become due, after giving effect to any modification, and (b) interest at the applicable Net Mortgage Rate on the principal balance that would have remained on such Mortgage Loan after giving effect to deemed principal payments pursuant to clause (a) hereof on prior Due Dates.

           "Assumption Fees": Any fees collected by the Servicer or the Special Servicer in connection with an assumption or modification of a Mortgage Loan or substitution of a

Borrower thereunder permitted to be executed under the provisions of Section 3.1, Section 3.9 or Section 3.10.

           ["Auction Agent": An Independent financial advisory or investment banking or investment brokerage firm nationally recognized in the field of real estate financial analysis and auction procedures appointed by the Trustee pursuant to Section
9.1(d).]

           ["Auction Fees":  As defined in Section 9.1(d)(v).]

           ["Auction Procedures":  As defined in Section
9.1(d)(vi).]

           ["Auction Proceeds Distribution Date":  The third
Distribution Date following an Auction Valuation Date, or such later Distribution Date determined by the Auction Agent.]

           ["Auction Valuation Date":  Each of (i) the
Distribution Date occurring in September of each year from and including 2006 and (ii) any Business Day on which the Trustee receives an unsolicited bona fide offer to purchase all (but not less than all) of the Mortgage Loans.]

           "Authenticating Agent": Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

           "Balloon Payment": With respect to each Mortgage Loan, the scheduled payment of principal and interest due on the Maturity Date of such Mortgage Loan which, pursuant to the related Note, is equal to the entire remaining principal balance of such Mortgage Loan, plus accrued interest thereon.

           "Borrower": With respect to each Mortgage Loan, any obligor on any related Note.

           ["Book-Entry Certificate": Any Certificate registered in the name of the Securities Depository or its nominee.]

           "Business Day":  Any day other than a Saturday, a
Sunday or a day on which banking institutions in the States of New
York,                or Missouri are authorized or obligated by
law, executive order or governmental decree to be closed.

           "Cash Deposit": An amount equal to all cash payments of principal and interest received by the Mortgage Loan Seller in respect of the Mortgage Loans prior to or on the Closing Date which are due after the Cut-off Date, which amount is to be deposited with the Trustee by the Depositor pursuant to Section 2.1.

           "Certificate":  Any Class A, Class B, Class C, [Class
[EC], Class [PO], Class [IO]], Class R or Class LR Certificate issued, authenticated and delivered hereunder.

           "Certificate Balance": With respect to any Class of Regular Certificates [(other than the Class [EC] and Class [IO] Certificates)] (a) on or prior to the first Distribution Date, an amount equal to the aggregate initial Certificate Balance of such Class, as specified in the Preliminary Statement hereto, and (b) as of any date of determination after the first Distribution Date, the Certificate Balance of such Class of Certificates on the Distribution Date immediately prior to such date of determination, after application of the distributions and Realized Losses made thereon on such prior Distribution Date; and with respect to any Lower-Tier Regular Interest, (a) on or prior to the first Distribution Date, an amount equal to the Certificate Balance of the Related Certificates, and (b) as of any date of determination after the first Distribution Date, the Certificate Balance of such Lower-Tier Regular Interest on the Distribution Date immediately prior to such date of determination, after application of distributions in respect of principal and Realized Losses made thereon on such prior Distribution Date. [The Class [EC] and Class [IO] Certificates have no Certificate Balances.]

           "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Securities Depository or on the books of a Securities Depository Participant or on the books of an indirect participating brokerage firm for which a Securities Depository Participant acts as agent.

           "Certificate Register" and "Certificate Registrar":
The register maintained and the registrar appointed pursuant to
Section 5.2(a).

           "Certificateholder": A Person whose name is registered in the Certificate Register; provided, however, that any Certificate held or beneficially owned by the Depositor, the Servicer, the Trustee, a Manager or a Borrower or any Person known to a Responsible Officer of the Certificate
Registrar to be an Affiliate of any thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any consent has been obtained (unless such consent is to an action which would materially adversely affect in any material respect the interests of the Certificateholders of any Class, while the Servicer or any Affiliate thereof is the holder of Certificates aggregating not less than 66-2/3% of the Percentage Interest of any such Class). All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Securities Depository and the Securities Depository Participants, except as otherwise specified herein.

           "Class":  With respect to Certificates or Lower-Tier
Regular Interests, all of the Certificates or Lower-Tier Regular
Interests bearing the same alphabetical and numerical class designation.

           "Class A Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-1 hereto.

           "Class A Pass-Through Rate": A per annum rate equal to %.

           "Class A-L Interest": A regular interest in the Lower-Tier REMIC entitled to monthly distributions payable thereto pursuant to Section 4.1.

           "Class B Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-2 hereto.

           "Class B Pass-Through Rate": A per annum rate equal to %

           "Class B-L Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distributions payable thereto pursuant to Section 4.1.

           "Class C Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-3 hereto.

           "Class C Pass-Through Rate": A per annum rate equal to %.

           "Class C-L Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distributions payable thereto pursuant to Section 4.1.

           ["Class [EC] Certificate": Any one of the Certificates executed and authenticated by the Trustee or the Authenticating
Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-4 hereto.]

           ["Class [EC] Excess Interest": With respect to any Distribution Date, an amount equal to the Class [EC] Pass-Through Rate multiplied by the Class [EC] Notional Balance. Class [EC] Excess Interest represents a portion of the interest payments on the Class A-L Interest, the Class B-L Interest and the Class C-L Interest.]

           ["Class [EC] Notional Balance": As of any date of determination, an amount equal to the sum of the Certificate Balances of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class [PO] Certificates.]

           ["Class [EC] Pass-Through Rate": With respect to any
Interest Accrual Period, a per annum rate equal to the excess of the Weighted Average Net Mortgage Rate over the weighted averages of the Pass-Through Rates of the P&I Certificates (weighted in each case on the basis of a fraction equal to the Certificate Balance of each such Class of Certificates divided by the sum of the Certificate Balances of the P&I
Certificates and the Class [PO] Certificates as of the first day of such Interest Accrual Period) and the Class [IO] Pass-Through Rate (weighted on the basis of a fraction equal to the Class [IO] Notional Balance divided by the sum of the Certificate Balances of the P&I Certificates and the Class [PO] Certificates, each as of the first day of such Interest Accrual Period). For purposes of this definition, the Pass-Through Rates of the Class and Class Certificates shall be equal to the Weighted Average Net Mortgage Rate.]

           "Class Interest Distribution Amount": With respect to any Distribution Date and any of the Class A, Class B and Class C Certificates, interest for the related Interest Accrual Period at the applicable Pass-Through Rate for such Class of Certificates for such Interest Accrual Period on the Certificate Balance of such Class. [With respect to any Distribution Date and the Class [EC] Certificates, (a) for any Distribution Date occurring on or prior to the EC Maturity Date, the Class [EC] Excess Interest and, (b) thereafter, zero.] [With respect to the Class [PO] Certificates, zero.] [With respect to any Distribution Date and the Class [IO] Certificates, an amount equal to the product of the Class [IO] Pass-Through Rate and the Class [IO] Notional Balance. The Class Interest Distribution Amount of the Class [IO] Certificates represents a specified portion equal to 100% of the interest payments on the Class [PO]-L Interest.] For purposes of determining any Class Interest Distribution Amount, any distributions in reduction of Certificate Balance, any reductions of Certificate Balance [(and any resulting reductions in Notional Balance)] as a result of allocations of Realized Losses on the Distribution Date occurring in such Interest Accrual Period shall be deemed to have been made as of the first day of such Interest Accrual Period. Notwithstanding the foregoing, the Class Interest Distribution Amount for each Class of Certificates otherwise calculated as described above shall be reduced by such Class' pro rata share of any Uncovered Prepayment Interest Shortfall for such Distribution Date (pro rata according to each respective Class' Interest Distribution Amount determined without regard to this sentence).

           "Class Interest Shortfall": On any Distribution Date for any Class of Certificates, the excess, if any, of the Class Interest Distribution Amount for such Class over the amount of interest actually distributed in respect of such Class Interest Distribution Amount to the Holders of such Certificates pursuant to Section 4.1(b) on such Distribution Date.

           ["Class [IO] Certificate": Any one of the Certificates executed and authenticated by the Trustee or Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-5 hereto.]

           ["Class [IO] Notional Balance": As of any date of determination, an amount equal to the Certificate Principal
Balance of the Class [IO] Certificates.]

           ["Class [IO] Pass-Through Rate":  With respect to any
Interest Accrual Period, a per annum rate equal to the Weighted
Average Net Mortgage Rate.]

           "Class LR Certificate": Any Certificate executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-7 hereto. The Class LR Certificates have no Pass-Through Rate or Certificate Balance.

           ["Class [PO] Certificate": Any one of the Certificates executed and authenticated by the Trustee or Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-6 hereto.]

           ["Class [PO]-L Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distributions payable thereto pursuant to Section 4.1.]

           "Class R Certificate": Any Certificate executed and authenticated by the Trustee or the Authenticating Agent on behalf of the Depositor in substantially the form set forth in Exhibit A-8 hereto. The Class R Certificates have no Pass-Through Rate or Certificate Balance.

           "Closing Date":                  .

           "Code": The Internal Revenue Code of 1986, as amended from time to time, any successor statute thereto, and any temporary or final regulations of the United States Department of the Treasury promulgated pursuant thereto.

           "Collection Account":  The account or accounts created
and maintained by the Servicer pursuant to Section 3.5(a), which
shall be entitled "                           , as Trustee, in
trust for Holders of

, Commercial Mortgage Pass-Through Certificates, Series
, Collection Account" and which shall be an Eligible Account.

           "Collection Period": With respect to any Distribution Date and any Mortgage Loan, the period beginning on the first day following the Determination Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the Distribution Date occurring in , on the day after the Cut-off Date) and ending on the Determination Date in the month in which such Distribution Date occurs.

           "Commission": The Securities and Exchange Commission of the United States of America.

           "Condemnation Proceeds":  Any amount (other than
Insurance Proceeds) received in connection with the taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

           "Corporate Trust Office": The principal office of the Trustee located at
                                                , Attention:
                                                                ,
or the principal trust office of any successor trustee qualified and appointed pursuant to Section 8.8.

           "Custodial Agreement": The Custodial Agreement, if any, in effect from time to time between the Custodian named therein, the Servicer and the Trustee, substantially in the form of Exhibit F hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

           "Custodian": Any Custodian appointed pursuant to Section 8.12 and, unless the Trustee is Custodian, named pursuant to any Custodial Agreement. The Custodian may (but need not) be the Trustee or the Servicer or any Affiliate of the Trustee or the Servicer, but may not be the Depositor or any Affiliate of the Depositor.

           "Cut-off Date":                                ;
[provided, however, that references to the principal balance of
Mortgage Loans No.                (or other terms derived in part
by reference to the principal of balance of such Mortgage Loans) as of the Cut-off Date shall refer to the principal balance of
such Mortgage Loans as of                          .]

           "Debt Service Coverage Ratio":  With respect to any
Mortgage Loan, (a) the Underwritten Cash Flow for the related
Mortgaged Property, divided by (b) the Annual Debt Service for such Mortgage Loan.

           "Default Interest": With respect to any Mortgage Loan, interest accrued on such Mortgage Loan at the excess of the Default Rate over the Mortgage Rate.

           "Default Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan following any event of default on such Mortgage Loan, including a default in the payment of a Monthly Payment or a Balloon Payment, as such rate is set forth in the Mortgage Loan Schedule.

           ["Deficient Auction Bid":  As defined in Section
9.1(d)(iii).]

           "Definitive Certificate":  As defined in Section 5.3(a).

           "Depositor": Midland Realty Acceptance Corp., a
Missouri corporation and its successors and assigns.

           "Determination Date":  The      day of any month, or if
such       day is not a Business Day, the Business Day immediately
preceding such     day, commencing on                 .

           "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof that are not customarily provided to tenants in connection with the rental of space for occupancy only within the meaning of Treasury Regulations Section 1.512(h)-1(c)(5), the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that the Servicer, on behalf of the Trust Fund (or the Special Servicer on behalf of the Trust Fund), shall not be considered to Directly Operate an REO Property solely because the Servicer, on behalf of the Trust Fund (or the Special Servicer on behalf of the Trust Fund), establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

           "Discount Rate": The rate determined by the Trustee in connection with distributions pursuant to Section 4.1(c)(I) to be the rate (interpolated and rounded to the nearest one-thousandth of a percent, if necessary) in the secondary market on the United States Treasury security with a maturity equal to the then-computed weighted average life of the related Class of Certificates (rounded to the nearest month) (without taking into account the related prepayment and assuming (i) no further prepayments on the Mortgage Loans and
(ii) no delinquencies or defaults with respect to payments on the Mortgage Loans) plus [0.50%] per annum.

           ["Disposition Fee": With respect to any Specially Serviced Mortgage Loan or REO Property which is sold or transferred or otherwise liquidated, an amount equal to the product of (I) the excess, if any of (a) the Liquidation Proceeds of such Specially Serviced Mortgage Loan or REO Property minus (b) any broker's commission and related brokerage referral fees, times (II) (a) %, if such sale or liquidation occurs prior to months following the date on which the related Mortgage Loan initially became a Specially Serviced Mortgage Loan, or
(b) %, if such sale or  liquidation  occurs upon or after the expiration of such
- -month period.]

           "Disqualified Non-U.S. Person": With respect to a Class R or Class LR Certificate, any Non-U.S. Person or agent thereof other than (i) a Non-U.S. Person that holds the Class R or Class LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective IRS Form 4224 or (ii) a Non-U.S. Person that has delivered to both the transferor and the Certificate Registrar an Opinion of Counsel to the effect that the transfer of the Class R or Class LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class R or Class LR Certificate will not be disregarded for federal income tax purposes.

           "Disqualified Organization":  Either (a) the United
States, a State or any political subdivision thereof, any
possession of the United States, or any agency or instrumentality of any
of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental unit), (b) a foreign government, International Organization or agency or instrumentality of either of the foregoing, (c) an organization that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to the Class R or Class LR Certificates (except certain farmers' cooperatives described in Code Section 521), (d) rural electric and telephone cooperatives described in Code Section 1381(a)(2), or (e) any other Person so designated by the Certificate Registrar based upon an Opinion of Counsel to the effect that any Transfer to such Person may cause the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

           "Distribution Account": The account or accounts created and maintained as a separate trust account or accounts by the Trustee pursuant to Section 3.5(b), which shall be entitled
"              , as Trustee, in trust for Holders of
                                      Commercial Mortgage
Pass-Through Certificates, Series                 , Distribution
Account" and which shall be an Eligible Account.

           "Distribution Date":  The     day of any month, or if
such     day is not a Business Day, the Business Day immediately
following such     day, commencing on                .

           "Due Date": With respect to any Collection Period and any Mortgage Loan, the date on which scheduled payments are due on such Mortgage Loan (without regard to grace periods), such date being for all Mortgage Loans [other than Mortgage Loan No.
              ] the [first] day of each month, [and for Mortgage
Loan No.                the          day of the month].

           "Early Termination Notice Date": Any date as of which the aggregate Scheduled Principal Balance of the Mortgage Loans remaining in the Trust Fund is less than % of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

           ["EC Maturity Date":                   .]

           "Eligible Account": Either (i) an account or accounts maintained with a federally or state-chartered depository institution or trust company, the long term unsecured debt obligations of which (or of such institution's parent holding company) are assigned a rating by each Rating Agency that is greater than or equal to the rating then assigned to the Class of Certificates outstanding at the time of any deposit therein which has the highest rating then assigned of any such outstanding Class or (ii) a trust account or accounts maintained with a federally or state-chartered depository institution or trust company acting in its fiduciary capacity, having, in either case, a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or otherwise confirmed in writing by each of the Rating Agencies that the maintenance of such account, which may be an account maintained with the Trustee or the Servicer, shall not, in and of itself, result in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates. Eligible Accounts may bear interest.

           "Eligible Investor": (i) A Qualified Institutional Buyer that is purchasing Privately Placed Certificates for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A promulgated under the 1933 Act or (ii) with respect to Privately Placed Certificates other than the Class R and Class LR Certificates, an Institutional Accredited Investor.

           "Environmental Report": With respect to each Mortgaged Property, the environmental audit report or reports delivered to the Mortgage Loan Seller in connection with the purchase of the related Mortgage Loan from the Originator of such Mortgage Loan.

           "ERISA": The Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

           "Escrow Account":  As defined in Section 3.4(b).

           "Escrow Payment": Any payment made by any Borrower to the Servicer for the account of such Borrower for application toward the payment of taxes, insurance premiums, assessments and similar items in respect of the related Mortgaged Property [and the payment of the Financial and Lease Reporting Fee.]

           "Event of Default":  As defined in Section 7.1.

           "Extension Advisor": The Person who has the right to approve the actions of the Special Servicer in granting extensions as set forth in Section 3.26. [Midland Loan Services, L.P.] shall serve as the initial Extension Advisor.

           ["Extension Advisory Fee": With respect to each Mortgage Loan as to which an extension is requested after three successive extensions have been granted in accordance with Section 3.10(a), % of the Scheduled Principal Balance of such Mortgage Loan; provided that so long as [Midland Loan Services L.P.] is the Extension Advisor the Extension Advisory Fee will be zero.]

           "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

           "FHA":  The Federal Housing Administration.

           "FHLMC": The Federal Home Loan Mortgage Corporation, or any successor thereto.

           "Final Recovery Determination": With respect to any REO Mortgage Loan, Specially Serviced Mortgage Loan or Mortgage Loan subject to repurchase by the Mortgage Loan Seller pursuant to Section 2.3(d) or 2.3(e), the recovery of all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, the related Repurchase Price and other payments or recoveries (including proceeds of the final sale of any related REO Property) which the Servicer, in its reasonable judgment as evidenced by a certificate of a Servicing Officer delivered to the Trustee and the Custodian, expects to be finally recoverable. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination until the earlier of (i) its termination as Servicer hereunder and the transfer of such records to a successor servicer and (ii) five years following the termination of the Trust Fund.

           ["Financial and Lease Reporting Fee": Any payment made by any Borrower under the related Note as a deposit to ensure that such Borrower furnishes to the mortgagee the required financial and leasing information on a timely basis during the term of the related Mortgage Loan.]

           ["Financial Market Publisher":
                                                 .]

           ["Fiscal Agent":                      , in its capacity
as fiscal agent of the Trustee, or its successor in interest, or any successor fiscal agent appointed as herein provided.]

           "FNMA": The Federal National Mortgage Association, or any successor thereto.

           "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws now existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

           "Holder": With respect to any Certificate, a Certificateholder; with respect to any Lower-Tier Regular
Interest, the Trustee.

           "Indemnified Party":  As defined in Section 8.5(c).

           "Independent": When used with respect to any specified Person, any other Person who (i) does not have any direct financial interest, or any material indirect financial interest, in any of the Manager, the Depositor, the Servicer, the Special
Servicer, any Borrower or any

Affiliate thereof, and (ii) is not connected with any such specified Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

           "Independent Contractor": Either (i) any Person that would be an "independent contractor" with respect to the Trust Fund within the meaning of
Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class or 35% or more of the aggregate value of all Classes of Certificates), provided that the Trust Fund does not receive or derive any income from such Person and the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulations Section 1.856-4(b)(5) (except that the Servicer shall not be considered to be an Independent Contractor under the definition in this clause (i) unless an Opinion of Counsel (obtained at the expense of the Servicer) addressed to the Servicer and the Trustee has been delivered to the Trustee to the effect that the Servicer meets the requirements of such definition) or (ii) any other Person (including the Servicer) if the Servicer, on behalf of itself and the Trustee, has received an Opinion of Counsel (obtained at the expense of the party seeking to be deemed an Independent Contractor) to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or cause any income realized with respect of such REO Property to fail to qualify as Rents from Real Property (provided that such income would otherwise so qualify).

           "Individual Certificate": Any Certificate in definitive, fully registered form without interest coupons.

           "Institutional Accredited Investor": An entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation
D promulgated under the 1933 Act and which is not otherwise a Qualified Institutional Buyer.

           "Insurance Proceeds": Proceeds of any fire and hazard insurance policy, title policy or other insurance policy relating to a Mortgage Loan and/or the Mortgaged Property securing any Mortgage Loan (including any amounts paid by the Servicer or the Special Servicer pursuant to Section 3.8), to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Borrower in accordance with the express requirements of the related Mortgage or Note or other documents including in the related Mortgage File or in accordance with prudent and customary servicing practices.

           "Interest Accrual Period": With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. Interest for each Interest Accrual Period shall be calculated based on a 360-day year consisting of twelve 30-day months.

           "Interest Distribution Amount": With respect to any Lower-Tier Regular Interest and any Distribution Date, interest for the related Interest Accrual Period at the Lower-Tier Pass-Through Rate for such Interest Accrual Period on the Certificate Balance of such Lower-Tier Regular Interest, provided that, for such purpose, any distributions in reduction of the Certificate Balance and reductions of the Certificate Balance as a result of allocations of Realized Losses on the Distribution Date occurring in such Interest Accrual Period shall be deemed to have been made as of the first day of such Interest Accrual Period.

           "Interest Shortfall": With respect to any Distribution Date for any Lower-Tier Regular Interest, the excess, if any, of the Interest Distribution Amount of such Lower-Tier Regular Interest on such Distribution Date over the amount actually distributed to such Lower- Tier Regular Interest in respect of its Interest Distribution Amount on such Distribution Date.

           "Interested Person": As of any date of determination, the Depositor, the Servicer, the Special Servicer, the Trustee, any Borrower, any Manager of a Mortgaged Property, any Independent Contractor engaged by the Special Servicer pursuant to Section 3.17, or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

           "Investment Account":  As defined in Section 3.7(a).

           "Investment Representation Letter":  As defined in
Section 5.2(c)(i).

           "IRS":  The Internal Revenue Service.

           "Liquidation Expenses": Expenses incurred by the Special Servicer and the Trustee in connection with the liquidation of any Specially Serviced Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions, and conveyance taxes) and any Property Protection Expenses incurred with respect to such Specially Serviced Mortgage Loan or such property not previously reimbursed from collections or other proceeds therefrom.

           "Liquidation Proceeds": The amount (other than Insurance Proceeds) received in connection with (i) the taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a Specially Serviced Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, (iii) the sale of a Specially Serviced Mortgage Loan or an REO Property in accordance with Section 3.18 or (iv) the sale of all of the Mortgage Loans in accordance with Section 9.1.

           "Loan Agreement": With respect to any Mortgage Loan, the loan agreement, if any, between the Originator and the Borrower, pursuant to which such Mortgage Loan was made.

           "Loan Number": With respect to any Mortgage Loan, the loan number by which such Mortgage Loan was identified on the books and records of the Servicer or any subservicer for the Servicer, as set forth in the Mortgage Loan Schedule.

           "Loan-to-Value Ratio":  With respect to any Mortgage
Loan, (a) the principal balance of such Mortgage Loan as of the Cut-off Date, divided by (b) the Appraised Value of the related
Mortgaged Property.

           "Lower-Tier Pass-Through Rate": [With respect to any Distribution Date on or prior to the EC Maturity Date and any Class of Lower-Tier Regular Interests [other than the Class -L and the Class -L Interests], a per annum rate equal to the Weighted Average Net Mortgage Rate for the related Interest Accrual Period, and with respect to the Class -L and the Class -L Interests, a per annum rate equal to the higher of the Weighted Average Net Mortgage Rate for the related Interest Accrual Period and %.] For each Distribution Date [following the EC Maturity Date] and each of the Class A-L, Class B-L and Class C-L Interests, a rate equal to the Pass-Through Rate of the Related Certificate. [For each Distribution Date following the EC Maturity Date and the Class -L and Class -L Interests, a per annum rate equal to the higher of the Weighted Average Net Mortgage Rate for the related Interest Accrual Period and % for each Distribution Date following the EC Maturity Date and the Class -L Interest, a per annum rate equal to the Weighted Average Net Mortgage Rate for the related Interest Accrual Period.]

           "Lower-Tier Regular Interests":  The Class A-L, Class
B-L, Class C-L and [Class [PO]-L] Interests.

           "Lower-Tier REMIC": A segregated asset pool within the Trust Fund consisting of the Mortgage Loans, collections thereon, any REO Property acquired in respect thereof and amounts held from time to time in the Collection Account.

           "MAI":  Member of the Appraisal Institute.

           "Management Agreement":  With respect to any Mortgage
Loan, the Management Agreement, if any, by and between the Manager and the related Borrower, or any successor Management Agreement between such parties.

           "Manager": With respect to any Mortgage Loan, any property manager for the related Mortgaged Property.

           "Maturity Date": With respect to each Mortgage Loan, the maturity date as set forth in the Mortgage Loan Schedule.

           "Midland L.P.": Midland Loan Services, L.P., together with its successor and assigns.

           "Monthly Payment": With respect to any Mortgage Loan (other than any REO Mortgage Loan) and any Due Date, the scheduled monthly payment of principal and interest, excluding any Balloon Payment, on such Mortgage Loan which is payable by the related Borrower on such Due Date under the related Note (after giving effect to any extension or modification permitted hereunder). With respect to any REO Mortgage Loan, the monthly payment which would otherwise have been payable on such Due Date had the related Note not been discharged (after giving effect to any extension or other modification), determined as set forth in the preceding sentence and on the assumption that all other amounts, if any, due thereunder are paid when due.

           "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest in a Mortgaged Property securing the related Note.

           "Mortgage File": With respect to any Mortgage Loan, the mortgage documents required to be maintained in either the Trustee Mortgage File or the Servicer Mortgage File.

           "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.1 and from time to time held in the Trust Fund, such mortgage loans originally so transferred, assigned and held being identified on the Mortgage Loan Schedule as of the Cut-off Date. Such term shall include any REO Mortgage Loan.

           "Mortgage Loan Documents": Any and all documents contained in the Trustee Mortgage File and the Servicer Mortgage
File.

           "Mortgage Loan Purchase and Sale Agreement": The Mortgage Loan Purchase and Sale Agreement, dated as of the Cut-off Date, by and among the Depositor, the Mortgage Loan Seller [and
                ], substantially in the form attached hereto as Exhibit G.

           "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in the Trust Fund on such date, such list as of the Closing Date being attached hereto as Exhibit B, which list shall set forth the following information with respect to each Mortgage Loan:

           (a)  the Loan Number;

           (b)  the property name of the related Mortgaged
                Property and the city and state where such Mortgaged Property is located;

           (c)  the Monthly Payment in effect as of the Cut-off
                Date;

           (d)  the Mortgage Rate and the Default Rate;

           (e)  the Maturity Date;

           (f) the period over which scheduled principal payments on such Mortgage Loan would amortize the principal balance thereof;

           (g)  the Debt Service Coverage Ratio and Loan to Value
                Ratio.

           (h) the Scheduled Principal Balance as of the Cut-off Date and, as applicable, the allocation of such balance to each related Mortgaged Property;

           (i) if applicable, the name of the Manager for the related Mortgaged Property;

           (j)  whether such Mortgage Loan permits Non-Premium
                Prepayments;

           (k) a description of the Prepayment Premium payable with respect to such Mortgage Loan;

           (l) the Loan Number of any Mortgage Loan with which such Mortgage Loan is cross-collateralized or cross-defaulted;

           (m) whether such Mortgage Loan is secured by a fee simple interest or a leasehold interest in the related Mortgaged Property or both;

           (n) the property type of the Mortgaged Property securing such Mortgage Loan; and

           (o)  the originator of such Mortgage Loan.

The Mortgage Loan Schedule shall also set forth the total of the amounts described under clause (c) and (g) above for all of the Mortgage Loans. The Mortgage Loan Schedule may be in the form of more than one list, collectively setting forth all of the information required.

           "Mortgage Loan Seller":
                                          , a
corporation, and its successors in interest.

           "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan
(in the absence of a default), as set forth in the Mortgage Loan
Schedule.

           "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of a fee simple or leasehold estate in a parcel of land improved by a commercial property, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

           "Net Liquidation Proceeds":  The excess of Liquidation
Proceeds received with respect to any Mortgage Loan over the amount of Liquidation Expenses incurred with respect thereto.

           "Net Mortgage Rate":  With respect to any Mortgage
Loan, the Mortgage Rate for such Mortgage Loan minus the Servicing
Fee Rate.

           "Net REO Proceeds": With respect to each REO Property, REO Proceeds with respect to such REO Property net of any insurance premiums, taxes, assessments and other costs and expenses permitted to be paid therefrom pursuant to Section 3.17(b).

           "New Lease": Any lease of REO Property entered into on behalf of the Trust Fund, including any lease renewed or extended on behalf of the Trust Fund if the Trust Fund has the right to renegotiate the terms of such lease.

           "1933 Act": The Securities Act of 1933, as it may be amended from time to time.

           "1934 Act": The Securities Exchange Act of 1934, as it may be amended from time to time.

           "Non-Premium Prepayment": Any Principal Prepayment received that is not required to be accompanied by a Prepayment
Premium.

           "Nonrecoverable Advance ": Any portion of an Advance proposed to be made or previously made which has not been previously reimbursed to the Servicer, the Trustee [or the Fiscal Agent], as applicable, and which the Servicer, the Trustee [or the Fiscal Agent] has determined, based on an internal or external appraisal conducted in accordance with MAI standards and methodologies (which appraisal shall have been conducted within the 12 months preceding any such determination) or, in the event that a Phase I or Phase II environmental report has been conducted which leads the Servicer to determine that foreclosing upon or otherwise obtaining title to the related Mortgaged Property would be prohibited in accordance with the provisions of Section 3.10(f), based on such environmental report, will not or, in the case of a proposed Advance, would not, be ultimately recoverable by the Servicer, the Trustee [or the Fiscal Agent], as applicable, from late payments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and other collections on or in respect of the related Mortgage Loan. To the extent that any Borrower is not obligated under the related Mortgage Loan Documents to pay or reimburse any portion of any Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Special Servicer which forgives unpaid Monthly Payments or other amounts which the Servicer had previously advanced, and the Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Advances shall be deemed to be nonrecoverable; provided, however, that in connection with the foregoing the Servicer shall provide an Officer's Certificate as described below. The determination by the Servicer, the Trustee [or the Fiscal Agent], as applicable, that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer, Responsible Officer [or Vice President or equivalent or senior officer of the Fiscal Agent], as appropriate, delivered to the Trustee, the Special Servicer and the Depositor setting forth such determination and the procedures and considerations of the Servicer, the Trustee [or Fiscal Agent], as applicable, forming the basis of such determination (including a copy of the appraisal or environmental report which was the basis for such determination). Notwithstanding the above, the Trustee [and the Fiscal Agent] shall be entitled to rely upon any determination by the Servicer that any Advance previously made is a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance.

           "Non-U.S. Person": A person that is not a citizen or resident of the United States; a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof; or an estate or trust whose income is subject to United States federal income tax regardless of its source.

           "Note": With respect to any Mortgage Loan as of any date of determination, the note or other evidence of indebtedness and/or agreements evidencing the indebtedness of the related Borrower or obligor under such Mortgage Loan, in each case, including any amendments or modifications, or any renewal or substitution notes, as of such date.

           "Notice of Termination": Any of (i) the notices given to the Trustee by the Servicer or any Holder of a Class LR Certificate pursuant to Section
9.1(c)  and (ii) the notice  given by the  Trustee to each  Holder  pursuant  to
Section 9.1(d)(iv).

           "Officer's Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President (however denominated), the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries or any other officer of the general partner of the Servicer, Special Servicer [or the Auction Agent] customarily performing functions similar to those performed by any of the above designated officers and also with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, or an authorized officer of the Depositor, and delivered to the Depositor, the Trustee, the Special Servicer or the Servicer, as the case may be.

           "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be counsel for the Depositor, the Special Servicer or the Servicer, as the case may be, acceptable to the Trustee, except that any opinion of counsel relating to (a) qualification of the Upper-Tier REMIC or Lower-Tier REMIC as a REMIC or the imposition of tax under the REMIC Provisions on any income or property of either REMIC, (b) compliance with the REMIC Provisions (including application of the definition of "Independent Contractor") or (c) a resignation of the Servicer or the Special Servicer pursuant to Section 6.4, must be an opinion of counsel who is Independent of the Depositor, the Special Servicer and the Servicer.

           "Originator": With respect to a Mortgage Loan, the originator of such Mortgage Loan, as identified in the Mortgage
Loan Schedule.

           "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

           "P&I Advance": As to any Mortgage Loan, any advance made by the Servicer, the Trustee, [or the Fiscal Agent] pursuant to Section 4.6(b)(iii).

           "P&I Certificates":  The Class A, Class B and Class C
Certificates.

           "Pass-Through Rate":  Any one of the Class A, Class B,
Class C, [Class [EC], or [Class [IO]] Pass-Through Rates.

           "Paying Agent":  The paying agent appointed pursuant to
Section 5.5.

           "Percentage Interest": As to any Certificate, the percentage interest evidenced thereby in distributions required to be made with respect to the related Class. With respect to any Certificate (except the Class R and Class LR Certificates), the percentage interest is derived by dividing the denomination of such Certificate by the initial Certificate Balance [or notional amount] of such Class of Certificates. With respect to any Class R or Class LR Certificate, the percentage interest is set forth on the face thereof.

           "Permitted Investments": Any one or more of the following obligations or securities payable on demand or having a scheduled maturity on or before the Business Day preceding the date on which such funds are required to be drawn, regardless of whether issued by the Depositor, the Servicer, the Special Servicer, the Trustee or any of their respective Affiliates, and having at all times the required ratings, if any, provided for in this definition (provided that no Permitted Investment, if downgraded, shall be required to be sold at a loss), unless each Rating Agency shall have confirmed in writing to the Servicer or the Special Servicer, as applicable, that a lower rating will not result in the withdrawal, downgrading or qualification of the ratings then assigned to the
Certificates:

           [(i) direct obligations of, or obligations guaranteed as to full and timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States of America, including, without limitation, U.S. Treasury Obligations, Farmers Home Administration certificates of beneficial interest, General Services Administration participation certificates and Small Business Administration guaranteed participation certificates or guaranteed pool certificates;

           (ii)   Federal Housing Administration debentures;

           (iii) direct obligations of FHLMC (debt obligations only), FNMA (debt obligations only), the Federal Farm Credit System (consolidated systemwide bonds and notes only), the Federal Home Loan Banks (consolidated debt obligations only), the Student Loan Marketing Association (debt obligations only), the Financing Corp. (consolidated debt obligations only), and the Resolution Funding Corp. (debt obligations only);

           (iv)   Federal funds time deposits in, or
                  uncertificated certificates of deposit of, or bankers' acceptances, or repurchase obligations, all having maturities of not more than 365 days issued by, any bank or trust company, savings and loan association or savings bank, depository institution or trust company having a short term debt obligation rating from S&P of "A-1+" and that is in the highest short-term rating category of each Rating Agency unless each of the Rating Agencies has confirmed in writing that a lower rating shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates;

           (v) commercial paper having a maturity of 365 days or less (including (A) both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof and (B) demand notes that constitute vehicles for investment in commercial paper) that is rated by each Rating Agency in its highest short-term unsecured rating category;

           (vi) units of taxable money market funds rated "AAAm" or "AAAg" by S&P or mutual funds, which funds seek to maintain a constant asset value and have been rated by each Rating Agency in its highest rating category or which have been designated in writing by each Rating Agency as Permitted Investments with respect to this definition;

           (vii) any other demand, money market or time deposit, demand obligation or any other obligation, security or investment, as may be acceptable to each Rating Agency as a permitted investment of funds backing securities having ratings equivalent to its initial rating of the Class Certificates if each of the Rating Agencies has previously confirmed in writing that the holding of such demand, money market or time deposit, demand obligation or any other obligation, security or investment shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates; and

           (viii) such other obligations confirmed in writing by each of the Rating Agencies that such obligations are acceptable as Permitted Investments and the holding of such obligations by the Servicer or the Special Servicer, as applicable, shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates;

provided, however, that (a) none of such obligations or securities listed above shall have an "r" highlighter affixed to its rating if rated by [S&P]; (b) each such obligation or security shall have a fixed dollar amount of principal due at maturity which cannot vary or change; (c) if any such obligation or security provides for a variable rate of interest, interest shall be tied to a single interest rate index plus a single fixed spread (if any) and move proportionately with that index; and (d) if any of the obligations or securities listed in paragraphs (iii) - (ix) above are not rated by [_______________________], such investment shall be rated by [S&P] and by [_________________________], as appropriate, and if such obligations or securities are not rated by [_________________________], such investment shall be rated by [S&P] and one other nationally recognized statistical rating organization; and provided, further, however, that such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.]

           "Permitted Transferee": With respect to a Class R or Class LR Certificate, any Person or agent thereof that is a Qualified Institutional Buyer other than (a) a Disqualified Organization, (b) any other Person designated by the Certificate Registrar based upon an Opinion of Counsel (provided at the expense of such Person or the Person requesting the Transfer) to the effect that the Transfer of an Ownership Interest in any Class R or Class LR Certificate to such Person may cause the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding, or (c) a Person that is a Disqualified Non-U.S. Person.

           "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

           "Placement Agent":                                    .

           "Plan":  As defined in Section 5.2(i).

           "Pooled Available Funds": For each Distribution Date, the sum of all previously undistributed Monthly Payments or other receipts on account of principal and interest (including Unscheduled Payments and any Net REO Proceeds transferred from an REO Account to the Collection Account pursuant to Section 3.17(b)) on or in respect of the Mortgage Loans received by the Servicer in the Collection Period relating to such Distribution Date, plus all other amounts received by the Servicer during such Collection Period and required to be placed in the Collection Account by the Servicer pursuant to Section 3.5(a) allocable to such Mortgage Loans, and including all P&I Advances made by the Servicer, the Trustee [or the Fiscal Agent] in respect of such Distribution Date and deposits made by the Servicer pursuant to Section 3.25 with respect to such Distribution Date, but excluding the following:

           (a) amounts permitted to be used to reimburse the Servicer, the Trustee [or the Fiscal Agent] for previously unreimbursed Advances and interest thereon as described in Section 3.6(ii) and (iii);

           (b) those portions of each payment of interest which represent the applicable Servicing Compensation;

           (c) all amounts in the nature of late fees, late charges and similar fees, loan modification fees, extension fees, loan service transaction fees, demand fees, beneficiary statement charges, Assumption Fees and similar fees;

           (d) all amounts representing scheduled Monthly Payments due after the Due Date in the related Collection Period (such amounts to be treated as received on the Due Date when due);

           (e) that portion of Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds with respect to a Mortgage Loan which represents any unpaid Servicing Compensation to which the Servicer is entitled;

           (f) all amounts representing certain expenses reimbursable to the Servicer, the Special
                Servicer, the Trustee [or the Fiscal Agent] and other amounts permitted to be retained by the Servicer or the Special Servicer or withdrawn by the Servicer from the Collection Account (including, without limitation, as provided in Section 3.6) pursuant to the terms hereof;

           (g) with respect to Distribution Dates after the EC Maturity Date, Prepayment Premiums received in the related Collection Period;

           (h) any interest or investment income on funds on deposit in the Collection Account or in Permitted Investments in which such fund may be invested.

           "Pooled Principal Distribution Amount":  For any
Distribution Date, an amount equal to the sum of:

           (i) the principal component of all scheduled Monthly Payments (other than Balloon Payments) which become due (regardless of whether received) on the Mortgage Loans during the related Collection
                  Period;

           (ii) to the extent not included elsewhere in this definition, the principal component of all Assumed Scheduled Payments, as applicable, deemed to become due (regardless of whether received) during the related Collection Period with respect to any Mortgage Loan that is delinquent in respect of its Balloon Payment;

           (iii) to the extent not included elsewhere in this definition, the Scheduled Principal Balance of each Mortgage Loan that was repurchased from the Trust Fund in connection with the breach of a representation or warranty or purchased from the Trust Fund pursuant to Section 9.1, in either case, during the related Collection Period;

           (iv) to the extent not included elsewhere in this definition, the portion of Unscheduled Payments allocable to principal of any Mortgage Loan that was liquidated during the related Collection Period;

           (v) to the extent not included elsewhere in this definition, the principal component of all Balloon Payments received during the related Collection Period;

           (vi) to the extent not included elsewhere in this definition, all other Principal Prepayments received in the related Collection Period; and

           (vii) to the extent not included elsewhere in this definition, any other full or partial recoveries in respect of principal, including Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and Net REO Proceeds.

           "Prepayment Assumption": The assumption identified as "Scenario [2]" in Annex B to the Private Placement Memorandum dated , relating to the Privately Placed Certificates and identified as "Scenario 2" in Annex B to the Prospectus Supplement, dated , relating to the Publicly Offered Certificates.

           "Prepayment Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan as to which a Principal Prepayment was made by the related Borrower during the related Collection Period, the amount by which (i) 30 full days of interest at the related Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan in respect of which interest would have been due in the absence of such Principal Prepayment on the Due Date next succeeding the date of such Principal Prepayment exceeds (ii) the amount of interest received from the related Borrower in respect of such Principal Prepayment.

           "Prepayment Interest Surplus": With respect to any Distribution Date and any Mortgage Loan as to which a Principal Prepayment was made by the related Borrower during the related Collection Period, the amount by which (i) the amount of interest received from the related Borrower in respect of such Principal Prepayment exceeds (ii) 30 full days of interest at the related Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan in respect of which interest would have been due in the absence of such Principal Prepayment on the Due Date next succeeding the date of such Principal Prepayment.

           "Prepayment Premium":  Payments received on a Mortgage
Loan as the result of a Principal Prepayment thereon, not otherwise due thereon in respect of principal or interest, which are intended to be a disincentive to prepayment.

           "Principal Prepayment": With respect to any Mortgage Loan, any payment of principal made by the related Borrower which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

           "Privately Placed Certificates": The Class
Certificates, the Class R Certificates and the Class LR
Certificates.

           "Property Advance": As to any Mortgage Loan, any advance made by the Servicer, the Trustee [or the Fiscal Agent] in respect of Property Protection Expenses or any expenses incurred to protect and preserve the security for such Mortgage Loan or taxes and assessments or insurance premiums, pursuant to
Section 3.4, 3.8 or Section 3.22, as applicable.

           "Property Protection Expenses": Any costs and expenses incurred pursuant to Sections 3.10(c), 3.10(g), 3.10(j), 3.17(b),
3.17(c), 3.18(a) and 3.18(b).

           "Publicly Offered Certificates": The Class
Certificates.

           "Qualified Institutional Buyer": A qualified institutional buyer within the meaning of Rule 144A.

           "Qualified Insurer": An insurance company or security or bonding company qualified to write the related insurance policy in the relevant jurisdiction, which (i) except as provided in clauses (ii) or (iii) below, shall have a claims paying ability of "AA" or better by each Rating Agency [(or, if such company is not rated by [_________________________], by S&P and by [________________________], and if such company is not rated by
                                    ], by S&P and one other
nationally recognized statistical rating organization)], (ii) in the case of public liability insurance policies required to be maintained with respect to REO Properties in accordance with Section 3.8(a), shall have a claims paying ability of "A" or better by each Rating Agency [(or, if such company is not rated by [ ], by S&P and one other nationally recognized statistical rating organization)] or (iii) in the case of the fidelity bond and errors and omissions insurance required to be maintained pursuant to Section 3.8(c), shall have a claims paying ability rated by each Rating Agency [(or if such company is not rated by [__________________________], by S&P and by
[_________________________], and if such company is not rated by [ ], by S&P and one other nationally recognized statistical rating organization)] no lower than two ratings categories lower than the highest rating of any outstanding Class of Certificates from time to time, but in no event lower than "BBB", unless in any such case each of the Rating Agencies has confirmed in writing that an insurance company with a lower claims paying ability shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates.

           "Qualified Mortgage": A Mortgage Loan that is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage), or any substantially similar successor provision.

           ["Qualified Offeror": A prospective purchaser of the Mortgage Loans in an auction pursuant to Section 9.1(d) whom the Auction Agent has reasonably determined possesses the financial ability and is otherwise qualified to purchase all of the Mortgage Loans.]

           "Rating Agency":  Each of [_______________],
[_________________] or [________].  References herein to the highest long-term unsecured debt rating category of each Rating
Agency shall mean "AAA."

           "Real Property": Land or improvements thereon such as buildings or other inherently permanent structures (including items that are structural components of such buildings or structures), in each such case as such terms are used in the REMIC Provisions.

           "Realized Loss": With respect to any Distribution Date, the amount, if any, by which the aggregate of the Certificate Balances of the Lower-Tier Regular Interests, after giving effect to distributions made on such Distribution Date, exceeds the aggregate of the Scheduled Principal Balances of the Mortgage Loans as of the Due Date in the month in which such Distribution Date occurs.

           "Record Date": With respect to each Distribution Date, the last business day of the month preceding the month in which such Distribution Date occurs.

           "Regular Certificates": The Class A, Class B, Class C, [Class [EC], Class [PO] and Class [IO]] Certificates.

           "Regular Servicing Period":  Any Interest Accrual
Period other than a Special Servicing Period.

           "Regulation D":  Regulation D under the Act.

           "Related Certificates" and "Related Lower-Tier Regular
Interest":  For any Lower-Tier Regular Interest, the related
Certificates set forth below and for any Certificates, the related Lower-Tier Regular Interest set forth below:


           Related Certificates
           Class A Class B Class C Class [EC] Class [IO] Class [PO] Related Lower-Tier
      Regular Interest
      Class A-L
      Class B-L
      Class C-L
      N/A
      N/A
      Class [PO]-L

           "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

           "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations (including any applicable proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

           "Remittance Date":  The Business Day preceding each
Distribution Date.

           "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code, which income, subject to the terms and conditions of that Section of the Code in its present form, does not include:

           (i) except as provided in Section 856(d)(4) or (6) of the Code, any amount received or accrued, directly or indirectly, with respect to such REO Property, if the determination of such amount depends in whole or in part on the income of profits derived by any Person from such property (unless such amount is a fixed percentage or percentages of receipts or sales and otherwise constitutes Rents from Real Property);

           (ii) any amount received or accrued, directly or indirectly, from any Person if the Trust Fund owns directly or indirectly (including by attribution) a 10% or greater interest in such Person determined in accordance with Sections 856(d)(2)(B) and
                  (d)(5) of the Code;

           (iii) any amount received or accrued, directly or indirectly, with respect to such REO Property if any Person Directly Operates such REO Property;

           (iv) any amount charged for services that are not customarily furnished in connection with the rental of property to tenants in buildings of a similar class in the same geographic market as such REO Property within the meaning of Treasury Regulations Section 1.856-4(b)(1) (whether or not such charges are separately stated); and

           (v) rent attributable to personal property unless such personal property is leased under, or in connection with, the lease of such REO Property and, for any taxable year of the Trust Fund, such rent is no greater than 15% of the total rent received or accrued under, or in connection with, the lease.

           "REO Account":  As defined in Section 3.17(b).

           "REO Mortgage Loan": Any Mortgage Loan as to which the related Mortgaged Property has become an REO Property.

           "REO Proceeds": With respect to any REO Property and the related REO Mortgage Loan, all revenues received by the Servicer with respect to such REO Property or REO Mortgage Loan that do not constitute Liquidation Proceeds.

           "REO Property": A Mortgaged Property title to which has been acquired by the Servicer on behalf of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise.

           "Repurchase Price": With respect to any Mortgage Loan to be repurchased pursuant to Section 2.3(d) or 2.3(e) or any Specially Serviced Mortgage Loan or any REO Property to be sold or repurchased pursuant to Section 3.18, an amount, calculated by the Servicer, equal to:

           (i) the unpaid principal balance of such Mortgage Loan, Specially Serviced Mortgage Loan or REO Mortgage Loan related to any REO Property as of the Due Date as to which a payment was last made by the related Borrower or was advanced by the Servicer; plus

           (ii) unpaid accrued interest from the Due Date as to which interest was last paid by such Borrower or was advanced by the Servicer up to the Due Date in the month following the month in which the purchase or repurchase occurred at a rate equal to the related Mortgage Rate on the unpaid principal balance of such Mortgage Loan, Specially Serviced Mortgage Loan or REO Mortgage Loan related to any REO Property; plus
                                                    ----

           (iii) any unreimbursed Advances, together with interest thereon at the Advance Rate, and unpaid Servicing Compensation allocable to such Mortgage Loan; and plus

           (iv) in the event that such Mortgage Loan is required to be repurchased pursuant to Section 2.3(d) or 2.3(e), expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the repurchase obligation, including any expenses arising out of the enforcement of the repurchase obligation.

           "Request for Release": A request for release signed by a Servicing Officer, substantially in the form of Exhibit E hereto.

           "Reserve Accounts": With respect to any Mortgage Loan, reserve or escrow accounts, if any, established pursuant to the related Mortgage Loan Documents and any Escrow Account. Each Reserve Account shall be an Eligible Account to the extent consistent with applicable law and the related Mortgage Loan Documents. Any Reserve Account shall be beneficially owned for federal income tax purposes by the Person who is entitled to receive the reinvestment income or gain thereon in accordance with the related Mortgage Loan Documents and Section 3.7.

           "Responsible Officer": Any officer or any employee with responsibilities similar to those of an officer of the [Asset-Backed Trust Services Department] of the Trustee (and, in the event that the Trustee is the Certificate Registrar or the Paying Agent, of the Certificate Registrar or the Paying Agent, as applicable) assigned to the Corporate Trust Office with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer or any employee with responsibilities similar to those of an officer of the [Asset-Backed Trust Services Department] of the Trustee to whom such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Responsible Officer, such an officer or employee whose name and specimen signature appears on a list of corporate trust officers and employees furnished to the Servicer by the Trustee, as such list may from time to time be amended.

           "Rule 144A":  Rule 144A, under the 1933 Act.

           ["S&P": Standard & Poor's Ratings Services, or its successor in interest.]

           "Scheduled Final Distribution Date":                   .

           "Scheduled Principal Balance": With respect to any Mortgage Loan, as of any Due Date, the principal balance of such Mortgage Loan as of such Due Date, after giving effect to (a) any Principal Prepayments, Non-Premium Prepayments or other unscheduled recoveries of principal and any Balloon Payments received during the related Collection Period, and (b) any payment in respect of principal, if any, due on or before such Due Date (other than a Balloon Payment, but including the principal portion of any Assumed Scheduled Payment, if applicable), irrespective of any delinquency in payment by the Borrower. The Scheduled Principal Balance of any REO Mortgage Loan as of any Due Date is equal to the principal balance thereof outstanding on the date that the related Mortgaged Property became an REO Property minus any Net REO Proceeds allocated to principal on such REO Mortgage Loan and reduced by Monthly Payments due thereon on or before such Due Date. With respect to any Mortgage Loan, from and after the date on which the Servicer makes a Final Recovery Determination, the Scheduled Principal Balance thereof shall be zero.

           ["Securities Depository": The Depository Trust Company, or any successor Securities Depository hereafter named. The nominee of the initial Securities Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Securities Depository shall at all times be a "clearing corporation" as defined in Section 8- 102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.]

           ["Securities Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Securities Depository effects book-entry transfers and pledges of securities deposited with the Securities Depository.]

           "Securities Legend": With respect to each Residual Certificate and any Individual Certificate (other than a Residual Certificate) that is a Privately Placed Certificate the legend set forth in, and substantially in the form of, Exhibit H hereto.

           ["[Senior] Principal Distribution Cross-Over Date": The first Distribution Date as of which the aggregate Certificate Balance of the Class -1 Certificates and of the Class -2 Certificates outstanding immediately prior thereto exceeds the sum of (a) the aggregate Scheduled Principal Balance of the Mortgage Loans that will be outstanding immediately following such Distribution Date and (b) the portion of the Available Distribution Amount for such Distribution Date that will remain after the distribution of interest has been made on the Class -1 and Class -2 Certificates on such Distribution Date.]

           "Seriously Delinquent Loan": With respect to any Remittance Date, any Mortgage Loan that (i) is 90 days or more delinquent (without regard to any grace period) or (ii) was 90 days or more delinquent (without regard to any grace period) and as to which the related Borrower has not made, since the most recent date on which such Mortgage Loan was so delinquent, 24 consecutive Monthly Payments.

           "Servicer": Midland Loan Services, L.P., a Missouri limited partnership, or its successor in interest, or any successor Servicer appointed as herein provided.

           "Servicer Mortgage File": With respect to any Mortgage Loan, all Mortgage Loan Documents related to such Mortgage Loan that are not required to be delivered to the Custodian pursuant to Section 2.1 or to be maintained as part of the Trustee Mortgage File, including without limitation:

           (i)    a copy of the Management Agreement, if any, for
                         the related Mortgaged Property;

           (ii) a copy of the related ground lease, as amended, if any, for such Mortgaged Property;

           (iii) any and all amendments, modifications and supplements to, and waivers related to, any of the foregoing;

           (iv) copies of the related appraisals, surveys, environmental reports and other similar documents; and

           (v) any other written agreements related to such Mortgage Loan.

           "Servicer Remittance Report": A report prepared by the Servicer in such media as may be agreed upon by the Servicer and the Trustee containing such information regarding the Mortgage Loans as will permit the Trustee to calculate the amounts to be distributed pursuant to Section 4.1 and to furnish statements to Certificateholders pursuant to Section 4.2 and containing such additional information as the Servicer and the Trustee may from time to time agree.

           "Servicing Compensation": With respect to each Mortgage Loan, the Servicing Fee and the Special Servicing Fee which shall be due to the Servicer and the Special Servicer, as applicable, and such other compensation of the Servicer and Special Servicer specified in Section 3.12, as adjusted pursuant to
Section 3.25.

           "Servicing Fee": With respect to each Mortgage Loan and for any Distribution Date, an amount per calendar month equal to the product of (i) one-twelfth of the related Servicing Fee Rate and (ii) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs.

           "Servicing Fee Rate":  [With respect to Mortgage Loan
No.                   , a rate equal to      %.]  With respect to
each [other] Mortgage Loan, a rate equal to    %.

           "Servicing Officer": Any officer or employee of the Servicer or the Special Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans or this Agreement and also, with respect to a particular matter, any other officer or employee to whom such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Servicing Officer, such an officer or employee whose name and specimen signature appears on a list of servicing officers furnished to the Trustee by the Servicer or the Special Servicer, as applicable, as such list may from time to time be amended, together with, in the case of a certificate or other writing executed by an employee who constitutes a Servicing Officer because of such employee's knowledge and familiarity with a particular subject, a countersignature of an officer of the general partner of the Servicer or of an officer of the Special Servicer, as appropriate.

           "Servicing Standard": The standards for the conduct of the Servicer and the Special Servicer in the performance of their respective obligations under this Agreement as set forth in
Section 3.1(a).

           "Similar Law":  As defined in Section 5.2(i).

           "Special Servicer":                       , a
 corporation, or its successor in interest, or any successor
Special Servicer appointed as herein provided.

           "Special Servicing Fee": With respect to any Specially Serviced Mortgage Loan or REO Mortgage Loan and for any Distribution Date, an amount per calendar month equal to the product of (i) one-twelfth of the Special Servicing Fee Rate and (ii) the Scheduled Principal Balance of such Specially Serviced Mortgage Loan or REO Mortgage Loan, as applicable, as of the Due Date in the month preceding the month in which such Distribution Date occurs.

           "Special Servicing Fee Rate":  A rate equal to     %.

           "Special Servicing Period":  Any Interest Accrual
Period during which a Mortgage Loan is at any time a Specially
Serviced Mortgage Loan.

           "Specially Serviced Mortgage Loan": Subject to Section 3.24, any Mortgage Loan with respect to which:

           (i) the related Borrower is 60 or more days delinquent (without giving effect to any grace period permitted by the related
                  Note) in the payment of a Monthly Payment (regardless of whether, in respect thereof, P&I Advances have been reimbursed);

           (ii) such Borrower has expressed to the Servicer an inability to pay or a hardship in paying such Mortgage Loan in accordance with its terms;

           (iii) the Servicer has received notice that such Borrower has become the subject of any bankruptcy, insolvency or similar proceeding, admitted in writing the inability to pay its debts as they come due or made an assignment for the benefit of creditors;

           (iv)   the Servicer has received notice of a
                  foreclosure or threatened foreclosure of any lien on the related Mortgaged Property;

           (v) a default of which the Servicer has notice (other than a failure by such Borrower to pay principal or interest) and which materially and adversely affects the interests of the Certificateholders has occurred and remained unremedied for the applicable grace period specified in such Mortgage Loan (or, if no grace period is specified, 60 days); provided,
                                                 --------
                  however, that a default requiring a Property
                  Advance shall be deemed to materially and adversely affect the interests of the Certificateholders;

           (vi)   such Borrower has failed to make a Balloon
                  Payment as and when due; or

           (vii) the Servicer proposes to commence foreclosure or other workout arrangements;

provided, however, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan:

                (a) with respect to the circumstances described in clause (i) and (vi) above, when the related Borrower has brought such Mortgage Loan current (with respect to the circumstances described in clause (vi), pursuant to any workout implemented by the Special Servicer) and thereafter made three consecutive full and timely Monthly Payments;

                (b) with respect to the circumstances described in clauses (ii) and (iv) above, when such circumstances cease to exist in the good faith judgment of the Special Servicer and with respect to the circumstances described in clauses (iii) and
                     (vii), when such circumstances cease to exist; or

                (c) with respect to the circumstances described in clause (v) above, when such default is cured;

provided, however, that at the time no circumstance identified in clauses (i) through (vii) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

           "Startup Day":  The day designated as such pursuant to
Section 2.6(a).

           "Subordinate Certificates": Any one or more of the Class B, Class C, [Class [EC], Class [PO], Class [O],]Class R and
Class LR Certificates.

           "Tax Returns": The federal income tax return on IRS Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of the Upper-Tier REMIC and Lower-Tier REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the IRS or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

           "Termination Date": The Distribution Date on which the Trust Fund is terminated pursuant to Section 9.1.

           "Transfer": Any direct or indirect transfer or other form of assignment of any Ownership Interest in a Class R or Class LR Certificate.

           "Transferee Affidavit":  As defined in Section 5.2(j).

           "Transferor Letter":  As defined in Section 5.2(j).

           "Trust Fund": The corpus of the trust created hereby and to be administered hereunder, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto; (ii) all payments on or collections in respect of such Mortgage Loans due after the Cut-off Date; (iii) any REO Property; (iv) all revenues received in respect of REO Property; (v) the Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to such Mortgage Loans required to be maintained pursuant to this Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for such Mortgage Loans; (viii) the Trustee's right, title and interest in and to the Reserve Accounts; (ix) the Collection Account; (x) the Distribution Account and the REO Account, including reinvestment income, if any, thereon; (xi) any environmental indemnity agreements relating to such Mortgaged Properties; (xii) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; and
(xiii) the proceeds of any of the foregoing (other than any interest earned on deposits in any Reserve Account, to the extent such interest belongs to the related Borrower).

           "Trust REMICs":  The Lower-Tier REMIC and the
Upper-Tier REMIC.

           "Trustee":                        , in its capacity as
trustee, or its successor in interest, or any successor trustee appointed as herein provided.

           "Trustee Fee": With respect to each Mortgage Loan and for any Distribution Date, an amount per calendar month equal to the product of (i) one-twelfth of the Trustee Fee Rate and (ii) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs. The Trustee Fee shall be paid by the Servicer on each Distribution Date.

           "Trustee Fee Rate":  A rate equal to       %.

           "Trustee Mortgage File": With respect to any Mortgage Loan, the mortgage documents listed in Section 2.1(i) through (xii) pertaining to such Mortgage Loan, the documents listed in the third paragraph of Section 2.1 and any additional documents required to be deposited with the Trustee pursuant to the express provisions of this Agreement.

           "Uncovered Prepayment Interest Shortfall":  For any
Distribution Date, any Prepayment Interest Shortfall not covered by the Servicing Fee or the Special Servicing Fee pursuant to
Section 3.25.

           "Underwritten Cash Flow": With respect to any Mortgage
Loan, the cash flow available for debt service on the related
Mortgage Loan for a 12-month period, as determined by
                                   in accordance with the
standards of a prudent commercial mortgage lender based upon recent information supplied by the related Borrower prior to the origination of such Mortgage Loan, and adjusted, if determined appropriate by , to: (a) deduct any non-cash items such as depreciation or amortization; (b) deduct capital expenditures; (c) reflect a more appropriate occupancy rate; (d) reflect replacement, capital expenditure and other reserves required by the related Mortgage Loan Documents;
(e) reflect a market rate  management  fee; (f) reflect a market rate rental fee
(g) exclude certain percentage rent,  delinquent rents and non-recurring income;
(h) reflect an allowance for tenant  improvements and leasing  commissions;  and
(i) reflect such other adjustments determined appropriate by .

           "Unscheduled Payments": With respect to a Mortgage Loan and a Collection Period, all Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds payable under such Mortgage Loan, the Repurchase Price of such Mortgage Loan if it is repurchased or purchased pursuant to Sections 2.3(d) or 2.3(e) and the price specified in Section 9.1 if such Mortgage Loan is purchased or repurchased pursuant thereto, draws on any letters of credit issued with respect to such Mortgage Loan and any other payments under or with respect to such Mortgage Loan not scheduled to be made, including Principal Prepayments (but excluding Prepayment Premiums) received during such Collection Period.

           "Updated Appraisal":  As defined in Section 3.10(a).

           "Upper-Tier REMIC": A segregated asset pool within the Trust Fund consisting of the Lower-Tier Regular Interests and amounts held from time to time in the Distribution Account.

           "Voting Right": The portion of the voting rights of all of the Certificates that is allocated to any Certificate or Class of Certificates. At all times during the term of this Agreement, the percentage of the Voting Rights assigned to each Class shall be [describe Voting Rights of each Class]. The Voting Rights of any Class of Certificates shall be allocated among Holders of Certificates of such Class in proportion to their respective Percentage Interests, except that any Certificate registered in the name of the Depositor, the Servicer, any Borrower, the Trustee, a Manager or any of their respective Affiliates shall be deemed not to be outstanding for purposes of giving any consent (unless such consent is to an action which would materially adversely affect in any material respect the interests of the Certificateholders of any Class, while the Servicer or any Affiliate thereof is the holder of Certificates aggregating not less than 66-2/3% of the Percentage Interest of any such Class). The aggregate Voting Rights of Holders of more than one Class of Certificates shall be equal to the sum of the products of each such Holder's Voting Rights and the percentage of Voting Rights allocated to the related Class of Certificates.

           "Weighted Average Net Mortgage Rate": With respect to any Interest Accrual Period, a per annum rate equal to the weighted average of the Net Mortgage Rates, as of the related Due Date (weighted on the basis of the Scheduled Principal Balance of each Mortgage Loan).

           "Yield Maintenance Loan": Any Mortgage Loan as to which the related Note requires the payment of Prepayment Premiums calculated with reference to a yield maintenance formula.

           "Yield Maintenance Period": With respect to each Yield Maintenance Loan, the period following the origination thereof during which the related Note requires the payment of Prepayment Premiums calculated with reference to a yield maintenance formula.

           SECTION 1.2.Certain Calculations.

           Unless otherwise specified herein, the following provisions shall apply:

           (a) All calculations of interest (excluding interest on the Mortgage Loans, which shall be calculated pursuant to the related Mortgage Loan
Documents) provided for herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

           (b) The portion of any Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or Net REO Proceeds in respect of a Mortgage Loan allocable to principal and Prepayment Premiums shall equal the total amount of such proceeds minus (a) first any portion thereof payable to the Servicer, the Special Servicer, the Trustee [or the Fiscal Agent] pursuant to the provisions of this Agreement and (b) second any portion thereof equal to interest on the unpaid principal balance of such Mortgage Loan at the related Mortgage Rate less the related Servicing Fee from the Due Date as to which interest was last paid by the related Borrower up to but not including the Due Date in the Collection Period in which such proceeds are received. Allocation of such amount between principal and Prepayment Premium shall be made first to principal and second to Prepayment Premium.

           (c) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Servicer, the Special Servicer or the Trustee; provided, however, that for purposes of calculating distributions on the Certificates, Principal Prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with Section 3.1(b) to reduce the outstanding principal balance of such Mortgage Loan on which interest accrues.

           SECTION 1.3. Certain Constructions.

           For purposes of Section 3.10, Section 3.23, Section 3.26 and Section 4.6(c), references to the most or next most subordinate Class of Certificates outstanding at any time shall mean the most or next most subordinate Class of Certificates then outstanding as among the Class A, Class B, Class C, [Class [EC], Class [PO] and Class [IO]] Certificates [(and the Class [PO] and Class [IO] Certificates shall be considered to be one Class)], and references to the next most subordinate Class of Lower-Tier Regular Interests outstanding at any time shall mean the most or next most subordinate Class of Lower-Tier Regular Interests then outstanding as among the Class A-L, Class B-L, Class C-L and Class [PO] interests, subject in each case to the rules of construction set forth in the following sentences of this Section 1.3. Each Class of Certificates, shall be deemed to be outstanding only to the extent its respective Certificate Balance has not been reduced to zero [or, with respect to the Class [EC] Certificates, to the extent that the EC Maturity Date has not occurred] [or with respect to the Class [IO] Certificates, to the extent the Class [IO] Notional Balance has not been reduced to zero].

           Unless the context clearly indicates otherwise, references to section numbers are to sections of this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

           SECTION 2.1. Conveyance and Assignment of Mortgage
Loans;.

           The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Trustee without recourse (except to the extent herein provided) all the right, title and interest of the Depositor in and to the Mortgage Loans, including all rights to payment in respect thereof, except as set forth below, and any security interest thereunder (whether in real or personal property and whether tangible or intangible) in favor of the Depositor, and all Reserve Accounts and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. Such transfer and assignment includes all scheduled payments of interest and principal due after the Cut-off Date (whether or not received) and all payments of interest and principal received by the Depositor or the Servicer on or with respect to the Mortgage Loans after the Cut-off Date. In connection with such transfer and assignment of all interest and principal due with respect to the Mortgage Loans after the Cut-off Date, the Depositor shall make a cash deposit to the Collection Account on the Closing Date in an amount equal to the Cash Deposit. The Depositor, concurrently with the execution and delivery hereof, does also hereby sell, transfer, assign, set over and otherwise convey to the Trustee without recourse (except to the extent provided herein) all the right, title and interest of the Depositor in, to and under the Mortgage Loan Purchase and Sale Agreement (other than its rights to indemnification pursuant to Section 4 thereof and rights to recovery of costs under Section 7 thereof). The Depositor shall cause the Reserve Accounts to be transferred to and held in the name of the Servicer on behalf of the Trustee as successor to the Mortgage Loan Seller.

           In connection with the transfer and assignment of Mortgage Loans, the Depositor does hereby deliver to, and deposit with, the Trustee, with a copy to the Servicer, the following documents or instruments with respect to each Mortgage Loan so assigned:

           (i) the original of the related Note, endorsed by the Mortgage Loan Seller in blank in the following form: "Pay to the order of ________________, without recourse" which the Trustee or its designee is authorized to complete and which Note and all endorsements thereof shall show a complete chain of endorsement from the Originator to the Mortgage Loan Seller;

           (ii) the related original recorded Mortgage or a copy thereof certified by the related title insurance company, public recording office or closing agent to be in the form in which executed or submitted for recording, the related original recorded Assignment of Mortgage to the Mortgage Loan Seller or a copy thereof certified by the related title insurance company, public recording office or closing agent to be in the form in which executed or submitted for recording and the related original Assignment of Mortgage executed by the Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller, is in suitable form for recordation in the jurisdiction in which the related Mortgaged Property is located);

           (iii) if the related security agreement is separate from the Mortgage, the original security agreement or a counterpart thereof, and if the security agreement is not assigned under the Assignments of Mortgage described in clause (ii) above, the related original assignment of such security agreement to the Mortgage Loan Seller or a counterpart thereof and the related original assignment of such security agreement executed by the Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete;

           (iv) a copy of each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged
                  Property, together with a copy of each Form
                  UCC-2 or UCC-3 assignment, if any, of such financing statement to the Mortgage Loan Seller and a copy of each Form UCC-2 or UCC-3 assignment, if any, of such financing statement executed by the Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related filing information which is not yet available to the Mortgage Loan Seller, is in suitable form for filing in the filing office in which such financing statement was filed);

           (v) the related original of the Loan Agreement, if any, relating to such Mortgage Loan or a counterpart thereof;

           (vi) the related original lender's title insurance policy (or the original pro forma title insurance policy), together with any endorsements thereto;

           (vii) if any related Assignment of Leases, Rents and Profits is separate from the Mortgage, the original recorded Assignment of Leases, Rents and Profits or a copy thereof certified by the related title insurance company, public recording office or closing agent to be in the form in which executed or submitted for recording, the related original recorded reassignment of such instrument, if any, to the Mortgage Loan Seller or a copy thereof certified by the related title insurance company, public recording office or closing agent to be in the form in which executed or submitted for recording and the related original reassignment of such instrument, if any, executed by the Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller, is in suitable form for recordation in the jurisdiction in which the related Mortgaged Property is located) (any of which reassignments, however, may be included in a related Assignment of Mortgage and need not be a separate instrument);

           (viii) copies of the original Environmental Reports with respect to the Mortgaged Property made in connection with origination of such Mortgage Loan;

           (ix) if any related assignment of contracts is separate from the Mortgage, the original assignment of contracts or a counterpart thereof, and if the assignment of contracts is not assigned under the Assignments of Mortgage described in clause (ii) above, the related original reassignment of such instrument to the Mortgage Loan Seller or a counterpart thereof and the related original reassignment of such instrument executed by the Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete;

           (x) with respect to the related Reserve Accounts, if any, a copy of the original of any separate agreement with respect thereto between the related Borrower and the Originator;

           (xi) the original letter of credit, if any, with respect thereto, together with any and all amendments thereto, including, without limitation, any amendment which entitles the Servicer to draw upon such letter of credit on behalf of the Trustee for the benefit of the Certificateholders, and the original of each instrument or other item of personal property given as security for a Mortgage Loan possession of which by a secured party is necessary to a secured party's valid, perfected, first priority security interest therein, together with all assignments or endorsements thereof necessary to entitle the Servicer to enforce a valid, perfected, first priority security interest therein on behalf of the Trustee for the benefit of the Certificateholders;

           (xii) with respect to the related Reserve Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Mortgage Loan Seller's security interest in such Reserve Accounts and all funds contained therein, together with a copy of each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Mortgage Loan Seller and a copy of each Form UCC-2 or UCC- 3 assignment, if any, of such financing statement executed by the Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related filing information which is not yet available to the Mortgage Loan Seller is in suitable form for filing in the filing office in which such financing statement was filed); and

           (xiii) copies of any and all amendments, modifications and supplements to, and waivers related to, any of the foregoing.

           On or promptly following the Closing Date, the Trustee or Custodian, as applicable, shall, to the extent possession thereof has been delivered to it, complete any Assignment of Mortgage delivered pursuant to clause (ii) above, any assignment of security agreement delivered pursuant to clause (iii) above, any Form UCC-2 or UCC-3 assignment delivered pursuant to clause (iv) and (xii) above, any reassignment of Assignment of Leases, Rents and Profits delivered pursuant to clause (vii) above and any reassignment of assignment of contracts delivered pursuant to clause (ix) above, in each case, by inserting the name of the Trustee as assignee and delivering to the Servicer (1) for recordation, (a) each Assignment of Mortgage referred to in Section 2.1(ii) which has not yet been submitted for recordation and (b) each reassignment of Assignment of Leases, Rents and Profits referred to in Section 2.1(vii) (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) for filing, each UCC-2 or UCC-3 financing statement assignment referred to in Section 2.1(iv) and (xii) which has not yet been submitted for filing. On or promptly following the Closing Date, the Trustee or Custodian, as applicable, shall, to the extent possession thereof has been delivered to it, complete the endorsement of the Note by inserting the name of the Trustee as endorsee. The Servicer shall, upon receipt, promptly submit for recording or filing, as the case may be, in the appropriate public recording or filing office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Servicer shall use its best efforts to promptly prepare a substitute document for signature by the Depositor or Mortgage Loan Seller, as applicable, and thereafter the Servicer shall cause each such document to be duly recorded. The Servicer shall, promptly upon receipt of the original of each such recorded document, deliver such original to the Custodian. Notwithstanding anything to the contrary contained in this Section 2.1, in those instances where the public recording office retains the original Assignment of Mortgage or reassignment of Assignment of Leases, Rents and Profits, if applicable, after any such document has been recorded, the obligations hereunder of the Depositor shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such Assignment of Mortgage or reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof. If a pro forma title insurance policy has been delivered to the Custodian in lieu of an original title insurance policy, the Depositor or the Servicer will promptly deliver to the Custodian the related original title insurance policy upon receipt thereof. The Depositor shall promptly cause the UCC-1s, UCC-2s and UCC-3s referred to in Section 2.1(iv) and
(xii) to be filed in the applicable public recording or filing office and upon filing will promptly deliver to the Custodian the related UCC-1, UCC-2 or UCC-3 with evidence of filing thereon.

           All original documents relating to the Mortgage Loans which are not delivered to the Custodian are and shall be held by the Trustee or the Servicer, as the case may be, in trust for the benefit of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Trustee Mortgage File, such document shall be delivered promptly to the Custodian.

           If the Depositor cannot deliver any original or certified recorded document described in Section 2.1 on the Closing Date, the Depositor shall use its best efforts, promptly upon receipt thereof and in any case not later than 45 days from the Closing Date, to deliver or cause to be delivered such original or certified recorded documents to the Custodian (unless the Depositor is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, in which case the Depositor or the Servicer shall notify the Custodian and the Trustee in writing of such delay and shall deliver such documents to the Custodian promptly upon the Depositor's or the Servicer's receipt thereof).

           SECTION 2.2. Acceptance by the Custodian and the Trustee.

           By its execution and delivery of this Agreement, the Trustee acknowledges the assignment to it of the Mortgage Loans in good faith without notice of adverse claims and declares that the Custodian holds and will hold such documents and all others delivered to it constituting the Trustee Mortgage File (to the extent the documents constituting the Trustee Mortgage File are actually delivered to the Custodian) for any Mortgage Loan assigned to the Trustee hereunder in trust, upon the conditions herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees to review each Trustee Mortgage File within 45 days after the later of (a) the Trustee's receipt of such Trustee Mortgage File or (b) execution and delivery of this Agreement, to ascertain that all documents referred to in Section 2.1 above (as identified to it in writing by the Depositor or the Servicer) and any original recorded documents referred to in the last sentence of Section 2.1 to be included in the delivery of a Trustee Mortgage File, have been received, have been executed, appear on their face to be what they purport to be, purport to be recorded or filed (as applicable) and have not been torn, mutilated or otherwise defaced, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In so doing, the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If, at the conclusion of such review, any document or documents constituting a part of a Trustee Mortgage File have not been executed or received, have not been recorded or filed (if required), are unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, appear on their face not to be what they purport to be or have been torn, mutilated or otherwise defaced, the Trustee shall promptly so notify the Depositor and the Mortgage Loan Seller by providing a written report, setting forth, for each affected Mortgage Loan, with particularity, the nature of the defective or missing document. Neither the Servicer nor the Trustee shall be responsible for any loss, cost, damage or expense to the Trust Fund resulting from any failure to receive any document constituting a portion of a Trustee Mortgage File noted on such a report or for any failure by the Depositor to use its best efforts to deliver any such document.

           In reviewing any Trustee Mortgage File pursuant to the preceding paragraph or Section 2.1, the Trustee will have no responsibility to determine whether any document or opinion is legal, valid, binding or enforceable, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine whether the Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, whether a blanket assignment is permitted in any applicable jurisdiction, or whether any Person executing any document or rendering any opinion is authorized to do so or whether any signature thereon is genuine.

           The Trustee shall hold that portion of the Trust Fund delivered to the Trustee consisting of "instruments"(as such term is defined in Section 9-105(i) of the Uniform Commercial Code as in effect in on the date hereof) in and, except as set forth in Section 3.11 or as otherwise specifically provided in this Agreement, shall not remove such instruments from unless it receives an Opinion of Counsel (obtained and delivered at the expense of the Person requesting the removal of such instruments from ) that in the event the transfer of the Mortgage Loans to the Trustee is deemed not to be a sale, after such removal, the Trustee will possess a first priority perfected security interest in such instruments.

           SECTION 2.3. Representations and Warranties of the
Depositor.

           (a) The Depositor hereby represents and warrants that:

           (i)    The Depositor is a corporation duly organized
                  validly existing and in good standing under the
                  laws of the State of                  ;

           (ii) The Depositor has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with this Agreement;

           (iii) This Agreement has been duly and validly authorized, executed and delivered by the Depositor and assuming the due authorization, execution and delivery of this Agreement by each other party hereto, this Agreement and all of the obligations of the Depositor hereunder are the legal, valid and binding obligations of the Depositor, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

           (iv) The execution and delivery of this Agreement and the performance of its obligations hereunder by the Depositor will not conflict with any provision of its certificate of incorporation or bylaws, or any law or regulation to which the Depositor is subject, or conflict with, result in a breach of or constitute a default under (or an event which, with notice or lapse of time or both, would constitute a default under) any of the terms, conditions or provisions of any agreement or instrument to which the Depositor is a party or by which it is bound, or any order or decree applicable to the Depositor, or result in the creation or imposition of any lien on any of the Depositor's assets or property which would materially and adversely affect the ability of the Depositor to carry out the transactions contemplated by this Agreement. The Depositor has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Depositor of this Agreement;

           (v) The certificate of incorporation of the Depositor provides that the Depositor is permitted to engage in only the following activities:

                  (A)To acquire,  own, hold,  sell,  transfer,  assign,  pledge, finance, refinance and otherwise deal with (i) loans secured by (A) first or second mortgages, deeds of trust or similar liens on multi-family residential, commercial or mixed commercial and multi-family residential properties, and (B) related assets, and (ii) any participation interest in, security (in bond or pass-through form) or funding agreement based on, backed or collateralized by, directly or indirectly, any of the foregoing (the loans and related assets described in clause (a)(i) and the participation interests, securities and funding agreements described in clause (a)(ii), collectively, "Mortgage Loans");

                  (B) To establish and fund one or more trusts (the "Trusts") and to authorize such Trusts to engage in one or more of the activities described in immediately preceding clause
                       (A) and to issue certificates (the
                       "Certificates") in one or more classes
                       pursuant to pooling and servicing
                       agreements (each, a "Pooling and Servicing
                       Agreement"), with each class having the
                       characteristics specified in the related
                       Pooling and Servicing Agreement,
                       representing ownership interests in the
                       Mortgage Loans;

                  (C) To acquire, own, hold, invest in, offer, sell, transfer, assign, pledge, finance and deal in and with any Certificates issued by a Trust established by the corporation pursuant to immediately preceding clause (B); and

                  (D) To engage in any other acts and activities and to exercise any powers permitted to corporations under the laws of the State of Missouri which are incidental to, or connected with the foregoing, and necessary, suitable or convenient to accomplish any of the foregoing.

           (vi) There is no action, suit or proceeding pending against the Depositor in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of the Depositor to carry out its obligations under this Agreement; and

           (vii) The Trustee, if not the owner of the Mortgage Loans, will have a valid and perfected security interest of first priority in each of the Mortgage Loans and any proceeds thereof.

           (b) The Depositor hereby represents and warrants with respect to each Mortgage Loan that:

           (i) Immediately prior to the transfer and assignment to the Trustee, the related Note and the related Mortgage were not subject to an assignment or pledge, and the Depositor had good title to, and was the sole owner of, such Mortgage Loan and had full right to transfer and sell such Mortgage Loan to the Trustee free and clear of any encumbrance, lien, pledge, charge, claim or security interest;

           (ii) The Depositor is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan ;

           (iii) The related Assignment of Mortgage constitutes the legal, valid and binding assignment of the related Mortgage from the Depositor to the Trustee, and any related reassignment of Assignment of Leases, Rents and Profits constitutes the legal, valid and binding assignment of any related Assignment of Leases, Rents and Profits from the Depositor to the Trustee;

           (iv) No claims have been made by the Depositor under the related lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy; and

           (v) To the best of the Depositor's knowledge, all of the representations and warranties of the Mortgage Loan Seller contained in the Mortgage Loan Purchase and Sale Agreement are true and correct as of the date made.

           (c) It is understood and agreed that the representations and warranties set forth in this Section 2.3 shall survive delivery of the respective Trustee Mortgage Files to the Trustee until the termination of this Agreement, and shall inure to the benefit of the Certificateholders, the Servicer and the Special Servicer.

           (d) Upon discovery by the Custodian, the Servicer, the Special Servicer or the Trustee of a breach of the representation and warranty set forth in Section 2(c)(xli) of the Mortgage Loan Purchase and Sale Agreement or that any Mortgage Loan otherwise fails to constitute a Qualified Mortgage, such Person shall give prompt notice thereof to the Mortgage Loan Seller and the Mortgage Loan Seller shall correct such condition or repurchase such Mortgage Loan at the Repurchase Price within 85 days of discovery of such failure; it being understood and agreed that none of such Persons has an obligation to conduct any investigation with respect to such matters.

           (e) Upon discovery by the Custodian, the Servicer, the Special Servicer or the Trustee of a breach of any representation or warranty of the Mortgage Loan Seller in the Mortgage Loan Purchase and Sale Agreement (other than the representation set forth in Section 2(c)(xli) thereof, but including without limitation the representation as to Loan-to-Value Ratio and Debt Service Coverage Ratio set forth in Section 2(c)(xxiii) thereof), with respect to any Mortgage Loan, or that any document required to be included in the Trustee Mortgage File with respect to a Mortgage Loan does not conform to the requirements of Section 2.1, such Person shall give prompt notice thereof to the Mortgage Loan Seller and the Mortgage Loan Seller shall, to the extent the Mortgage Loan Seller is obligated to cure such breach or repurchase the related Mortgage Loan under the terms of the Mortgage Loan Purchase and Sale Agreement, either cure such breach or repurchase such Mortgage Loan at the Repurchase Price within 85 days of the receipt of notice of such breach, as the same may be extended, all pursuant to and as more particularly described in the Mortgage Loan Purchase and Sale Agreement; it being understood and agreed that none of the Custodian, the Servicer, the Special Servicer and the Trustee has an obligation to conduct any investigation with respect to such matters (except, in the case of the Trustee Mortgage Files, to the extent provided in Sections 2.1 and 2.2).

           (f) Upon receipt by the Servicer from the Depositor or the Mortgage Loan Seller of the Repurchase Price for a repurchased Mortgage Loan, the Servicer shall deposit such amount in the Collection Account, and the Trustee, pursuant to Section 3.11, shall, upon receipt of a certificate of a Servicing Officer certifying as to the receipt by the Servicer of the Repurchase Price and the deposit of the Repurchase Price into the Collection Account pursuant to this
Section 2.3(f), release or cause to be released to the Mortgage Loan Seller the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be prepared by the Servicer to vest in the Mortgage Loan Seller any Mortgage Loan released pursuant hereto, and any rights of the Depositor in, to and under the Mortgage Loan Purchase and Sale Agreement as it related to such Mortgage Loan that were initially transferred to the Trust Fund under Section 2.1, and the Trustee and the Servicer shall have no further responsibility with regard to such Trustee Mortgage File or the related Mortgage Loan.

           (g) In the event that the Mortgage Loan Seller incurs any expense in connection with curing a breach of a representation or warranty pursuant to
Section 2.3(d) and (e) which also constitutes a default under the related Mortgage Loan, the Mortgage Loan Seller shall have a right, and the Mortgage Loan Seller shall be subrogated to the rights of the Trustee, as successor to the mortgagee, to recover the amount of such expenses from the related Borrower. The Servicer shall use reasonable efforts in recovering, or assisting the Mortgage Loan Seller in recovering, from such Borrower the amount of any such expenses.

           (h) In the event that any litigation is commenced which alleges facts which, in the judgment of the Depositor, could constitute a breach of any of the Depositor's representations and warranties relating to the Mortgage Loans, the Depositor hereby reserves the right to conduct the defense of such litigation at its expense.

           (i) The Servicer shall use its best efforts, in accordance with the Servicing Standard, to enforce the obligations of the Mortgage Loan Seller to cure or repurchase any Mortgage Loan which is discovered to be a "Defective Mortgage Loan" (as such term is defined in the Mortgage Loan Purchase and Sale Agreement) under the terms of the Mortgage Loan Purchase and Sale Agreement.

           SECTION 2.4.Representations, Warranties and Covenants of the Servicer and the Special Servicer.

           (a) The Servicer hereby represents, warrants and covenants that as of the Closing Date, or as of such date specifically provided herein:

           (i) The Servicer is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Missouri and has all licenses necessary to carry on its business as now being conducted or is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

           (ii) The Servicer has the full partnership power, authority and legal right to execute and deliver this Agreement and to perform in accordance herewith; the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement do not violate the Servicer's certificate of limited partnership or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets, which default or breach would have consequences that would materially and adversely affect the financial condition or operations of the Servicer or its properties taken as a whole or impair the ability of the Trust Fund to realize on the Mortgage Loans;

           (iii) This Agreement has been duly and validly authorized, executed and delivered by the Servicer and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

           (iv) The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, or result in the creation or imposition of any lien, charge or encumbrance which, in any such event, would have consequences that would materially and adversely affect the financial condition or operations of the Servicer or its properties taken as a whole or impair the ability of the Trust Fund to realize on the Mortgage Loans;

           (v) There is no action, suit or proceeding pending or, to the knowledge of the Servicer, threatened, against the Servicer which, either in any one instance or in the aggregate, would result in any material adverse change in the business, operations or financial condition of the Servicer or would, if adversely determined, materially impair the ability of the Servicer to perform under the terms of this Agreement or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein; and

           (vi) No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or, if required, such approval has been obtained prior to the Cut-off Date, except to the extent that the failure of the Servicer to be qualified as a foreign limited partnership or licensed in one or more states is not necessary for the enforcement of the Mortgage Loans.

           (b) The Special Servicer hereby represents, warrants and covenants that as of the Closing Date, or as of such date specifically provided herein:

           (i)    The Special Servicer is a [corporation], duly
                  organized, validly existing and in good standing
                  under the laws of the State of          and has
                                                 --------
                  all licenses necessary to carry on its business as now being conducted or is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Specially Serviced Mortgage Loan in accordance with the terms of this Agreement;

           (ii) The Special Servicer has the full corporate power, authority and legal right to execute and deliver this Agreement and to perform in accordance herewith; the execution and delivery of this Agreement by the Special Servicer and its performance and compliance with the terms of this Agreement do not violate the Special Servicer's [certificate of incorporation] or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Special Servicer is a party or which may be applicable to the Special Servicer or any of its assets, which default or breach would have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Special Servicer or its properties, taken as a whole, or impair the ability of the Trust Fund to realize on the Specially Serviced Mortgage Loans;

           (iii) This Agreement has been duly and validly authorized, executed and delivered by the Special Servicer and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Special Servicer, enforceable against it in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

           (iv) The Special Servicer is not in violation of, and the execution and delivery of this Agreement by the Special Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, or result in the creation or imposition of any lien, charge or encumbrance which, in any such event, would have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Special Servicer or its properties taken as a whole or impair the ability of the Trust Fund to realize on the Specially Serviced Mortgage Loans;

           (v) There is no action, suit or proceeding pending or, to the knowledge of the Special Servicer, threatened, against the Special Servicer which, either in any one instance or in the aggregate, would result in any material adverse change in the business, operations or financial condition of the Special Servicer or would, if adversely determined, materially impair the ability of the Special Servicer to perform under the terms of this Agreement or which would draw into question the validity of this Agreement or the Specially Serviced Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Special Servicer contemplated herein; and

           (vi) No consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by the Special Servicer of, or compliance by the Special Servicer with, this Agreement or, if required, such approval has been obtained prior to the Cut-off Date, except to the extent that the failure of the Special Servicer to be qualified as a foreign limited partnership or licensed in one or more states is not necessary for the enforcement of the Specially Serviced Mortgage Loans.

           (c) It is understood and agreed that the representations and warranties set forth in this Section shall survive delivery of the Trustee Mortgage Files to the Trustee or the Custodian on behalf of the Trustee until the termination of this Agreement, and shall inure to the benefit of the Trustee and the Depositor. Upon discovery by the Depositor, the Servicer, the Special Servicer or a Responsible Officer of the Trustee (or upon written notice thereof from any Certificateholder) of a breach of any of the representations and warranties set forth in this Section which materially and adversely affects the interests of the Certificateholders, the Servicer, the Special Servicer or the Trustee with respect to any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties hereto.

           SECTION 2.5.Execution and Delivery of Certificates;
                       Issuance of Lower-Tier Regular Interests.

           The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it of the Trustee Mortgage Files to the Custodian (to the extent the documents constituting the Trustee Mortgage Files are actually delivered to the Custodian), subject to the provisions of Section 2.1 and Section 2.2 and, concurrently with such delivery,
(i) acknowledges the issuance of and hereby declares that it holds the Lower-Tier Regular Interests on behalf of the Upper-Tier REMIC and the Holders of the Regular Certificates and the Class R Certificates and (ii) has caused to be executed and caused to be authenticated and delivered to or upon the order of the Depositor, or as directed by the terms of this Agreement, Class A, Class B, Class C, [Class [EC], Class [PO], Class [IO]], Class R and Class LR Certificates in authorized denominations, in each case registered in the names set forth in such order of the Depositor or as so directed in this Agreement and duly authenticated by the Authenticating Agent, which Certificates (described in the preceding clause (ii)) evidence ownership of the entire Trust Fund.

           SECTION 2.6.Miscellaneous REMIC Provisions.

           (a) The Class A-L, Class B-L, Class C-L and [Class [PO]-L] Interests are hereby designated as "regular interests" in the Lower-Tier REMIC within the meaning of Section 860G(a)(1) of the Code, and the Class LR Certificates are hereby designated as the sole class of "residual interests" in the Lower-Tier REMIC within the meaning of Section 860G(a)(2) of the Code. The Class A, Class B, Class C, [Class [EC], Class [PO] and Class [IO]] Certificates are hereby designated as "regular interests" in the Upper-Tier REMIC within the meaning of
Section 860G(a)(1) of the Code and the Class R Certificates are hereby designated as the sole class of "residual interests" in the Upper-Tier REMIC within the meaning of Section 860G(a)(2) of the Code. The Closing Date is hereby designated as the "Startup Day" of the Lower-Tier REMIC and the Upper-Tier REMIC within the meaning of Section 860G(a)(9) of the Code. The "latest possible maturity date" of the Lower-Tier Regular Interests and the Regular Certificates for purposes of Code Section 860G(a)(1) is the Scheduled Final Distribution Date. The initial Certificate Balance of each Class of Lower-Tier Regular Interests is equal to the Certificate Balance of the Related Class of Certificates. The pass-through rate of each Class of Lower-Tier Regular Interests is a per annum rate equal to the Lower-Tier Pass-Through Rate.

           (b) None of the Mortgage Loan Seller, Depositor, Trustee or Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services other than as specifically contemplated herein.

           SECTION 2.7.Documents Not Delivered to Custodian.

           All original documents relating to the Mortgage Loans which are part of the Servicer Mortgage File are and shall be held by the Servicer, in trust for the benefit of the Trustee on behalf of the Certificateholders. The legal ownership of all records and documents with respect to each Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee, in trust for the benefit of the Certificateholders.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                              OF THE MORTGAGE LOANS

           SECTION 3.1.Servicer to Act as Servicer; Special Servicer to Act as Special Servicer; Administration of the Mortgage Loans.

           (a) The Servicer and the Special Servicer, each as an independent contractor, shall service and administer the Mortgage Loans (or in the case of the Special Servicer, the Specially Serviced Mortgaged Loans and the REO Mortgage Loans) on behalf of the Trust Fund solely in the best interests of, and for the benefit of, all of the Certificateholders and the Trustee (as trustee for the Certificateholders) in accordance with the terms of this Agreement and the respective Mortgage Loans. In furtherance of, and to the extent consistent with, the foregoing, and except to the extent that this Agreement provides for a contrary specific course of action, each of the Servicer and the Special Servicer shall service and administer each Mortgage Loan in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers used with respect to loans comparable to the Mortgage Loans, and taking into account its other obligations hereunder, but without regard to:

           (i) any other relationship that the Servicer, the Special Servicer, any sub- servicer or any Affiliate of the Servicer, the Special Servicer or any subservicer may have with the related Borrower or any Affiliate of such Borrower;

           (ii)   the ownership of any Certificate by the
                  Servicer, the Special Servicer or any Affiliate of either;

           (iii)  the   Servicer's,   the  Trustee's  [or  the  Fiscal  Agent's]
                  obligation to make P&I Advances or Property Advances or to incur servicing expenses with respect to such Mortgage Loan;

           (iv) the Servicer's, the Special Servicer's or any sub-servicer's right to receive compensation for its services hereunder or with respect to any particular transaction; or

           (v) the ownership or servicing or management for others by the Servicer, the Special Servicer or any sub-servicer, of any other mortgage loans or property.

           The standards set forth above with respect to the conduct of the Servicer and the Special Servicer in the performance of their respective obligations under this Agreement is herein referred to as the "Servicing Standard."

           The Servicer's or the Special Servicer's liability for actions and omissions in its capacity as Servicer or Special Servicer, as the case may be, hereunder is limited as provided herein (including, without limitation, pursuant to Section 6.3). To the extent consistent with the foregoing and subject to any express limitations set forth in this Agreement, the Servicer and the Special Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Notes; provided, however, that nothing herein contained shall be construed as an express or implied guarantee by the Servicer or the Special Servicer of the collectability of the Mortgage Loans. Subject only to the above-described Servicing Standard and the terms of this Agreement and of the respective Mortgage Loans, the Servicer and the Special Servicer shall have full power and authority, acting alone or through sub-servicers (subject to paragraph (d) of this Section 3.1 and to Section 3.2), to do or cause to be done any and all things in connection with such servicing and administration which they may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer and the Special Servicer shall, and each is hereby authorized and empowered by the Trustee to, with respect to each Mortgage Loan and the related Mortgaged Property, prepare, execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on the related Mortgaged Property and related collateral; any modifications, waivers, consents or amendments to or with respect to any Mortgage Loan or any documents contained in the related Mortgage File; and any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, if, in its reasonable judgment, such action is in the best interests of the Certificateholders and is in accordance with, or is required by, this Agreement. Notwithstanding the foregoing, neither the Servicer nor the Special Servicer shall modify, amend, waive or otherwise consent to the change of the stated Maturity Date of any Mortgage Loan, the payment of principal of, or interest or Default Interest on, any Mortgage Loan, or any other term of a Mortgage Loan, unless (a) such modification, amendment, waiver or consent is not a "significant modification" under Section 1001 of the Code, including proposed, temporary or final Treasury regulations thereunder, or Treasury Regulations Section 1.860G-2(b)(3) (other than clause (i) thereof), (b) to the extent such modification, amendment, waiver or consent would constitute a "significant modification" under the preceding clause (a), such Mortgage Loan is in default or a default with respect thereto is reasonably foreseeable or (c) permitted by
Section 3.10. The Servicer and the Special Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Borrowers any reports required to be provided to them thereby. Subject to Section 3.11, the Trustee shall, upon the receipt of a written request of a Servicing Officer, execute and deliver to the Servicer and the Special Servicer any powers of attorney and other documents prepared by the Servicer or the Special Servicer and necessary or appropriate (as certified in such written request) to enable the Servicer and the Special Servicer to carry out their servicing and administrative duties hereunder; provided, however, that the Trustee shall not be liable for any actions of the Servicer or Special Servicer under any such powers of attorney.

           (b) Unless otherwise provided in the related Note, the Servicer shall apply any partial Principal Prepayment received on a Mortgage Loan on a date other than a Due Date to the principal balance of such Mortgage Loan as of the Due Date immediately following the date of receipt of such partial Principal Prepayment.

           (c) With respect to each Mortgage Loan that provides for prepayment at the option of the mortgagee, the Servicer or the Special Servicer, as applicable, shall exercise such option at the earliest possible date as provided in the related Note and Mortgage Loan Documents.

           (d) The Servicer or the Special Servicer may enter into sub-servicing agreements with third parties with respect to any of its respective obligations hereunder, provided that (1) any such agreement shall be consistent with the provisions of this Agreement and (2) no sub-servicer retained by the Servicer or the Special Servicer shall grant any modification, waiver or amendment to any Mortgage Loan without the approval of the Servicer or the Special Servicer, as applicable, and (3) such agreement shall be consistent with the standards set forth in Section 3.1(a). Any such sub-servicing agreement may permit the sub-servicer to delegate its duties to agents or subcontractors so long as the related agreements or arrangements with such agents or subcontractors are consistent with the provisions of this Section 3.1(d).

           Any sub-servicing agreement entered into by the Servicer or the Special Servicer, shall provide that it may be assumed or terminated by the Trustee if the Trustee or a successor Servicer or Special Servicer has assumed the duties of the Servicer or the Special Servicer, as applicable, without cost or obligation to the assuming or terminating party or the Trust Fund, upon the assumption by the Trustee or a successor Servicer or Special Servicer of the obligations of the Servicer or the Special Servicer, as applicable, pursuant to
Section 7.2.

           Any sub-servicing agreement, and any other transactions or services relating to the Mortgage Loans involving a sub-servicer, shall be deemed to be between the Servicer or the Special Servicer, as applicable, and such sub-servicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the sub-servicer, including the Depositor acting in such capacity, except as set forth in Section 3.1(e).

           (e) If the Trustee or any successor Servicer or Special Servicer assumes the obligations of the Servicer or the Special Servicer, as applicable, in accordance with Section 7.2, the Trustee or such successor Servicer or Special Servicer, to the extent necessary to permit the Trustee or such successor Servicer or Special Servicer to carry out the provisions of Section 7.2, shall, without act or deed on the part of the Trustee or such successor Servicer or Special Servicer, succeed to all of the rights and obligations of the Servicer or Special Servicer under any sub-servicing agreement entered into by the Servicer or Special Servicer pursuant to Section 3.1(d), subject to the right of termination by the Trustee set forth in Section 3.1(d). In such event, the Trustee or such successor Servicer or Special Servicer shall be deemed to have assumed all of the Servicer's or Special Servicer's interest therein (but not any liabilities or obligations in respect of acts or omissions of the Servicer or Special Servicer prior to such deemed assumption) and to have replaced the Servicer or the Special Servicer, as applicable, as a party to such sub-servicing agreement to the same extent as if such sub-servicing agreement had been assigned to the Trustee or such successor Servicer, except that the Servicer or the Special Servicer shall not thereby be relieved of any liability or obligations under such sub-servicing agreement that accrued prior to the assumption of duties hereunder by the Trustee or such successor Servicer or Special Servicer.

           In the event that the Trustee or any successor Servicer or Special Servicer assumes the servicing obligations of the Servicer or the Special Servicer, as the case may be, upon request of the Trustee or such successor Servicer or Special Servicer, as the case may be, the Servicer or Special Servicer shall, at its own expense, deliver to the Trustee or such successor Servicer or Special Servicer (as the case may be) all documents and records relating to any sub-servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it, if any, and the Servicer will otherwise use its best efforts to effect the orderly and efficient transfer of any sub-servicing agreement to the Trustee or such successor Servicer.

           SECTION 3.2.Liability of the Servicer.

           Notwithstanding any sub-servicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or Special Servicer and any Person acting as sub-servicer (or its agents or subcontractors) or any reference to actions taken through any Person acting as sub-servicer or otherwise, the Servicer or the Special Servicer, as applicable, shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such sub-servicing agreements or arrangements or by virtue of indemnification from the Depositor or any Person acting as sub-servicer (or its agents or subcontractors) to the same extent and under the same terms and conditions as if the Servicer or Special Servicer, as applicable, were servicing and administering the Mortgage Loans alone. The Servicer or the Special Servicer, as applicable, shall be entitled to enter into an agreement with any sub-servicer providing for indemnification of the Servicer or the Special Servicer, as applicable, by such sub-servicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification, but no such agreement for indemnification shall be deemed to limit or modify this Agreement.

           SECTION 3.3.Collection of Certain Mortgage Loan
                       Payments.

           The Servicer and the Special Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans when the same shall be due and payable, and shall follow such collection procedures as are consistent with the Servicing Standard, including using its best efforts in accordance with the Servicing Standard to collect income statements and rent rolls from the related Borrowers as required by the related Mortgage Loan Documents and providing (in the case of the Servicer only) reasonable advance notice to such Borrowers of Balloon Payments due with respect to such Mortgage Loans. Consistent with the foregoing, the Servicer or the Special Servicer, as applicable, may in its discretion waive any late payment charge or penalty fees in connection with any delinquent Monthly Payment or Balloon Payment with respect to any Mortgage Loan.

           SECTION     3.4.Collection of Taxes, Assessments and Similar Items.

           (a) With respect to each Mortgage Loan (other than REO Mortgage Loans), the Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments and other similar items that are or may become a lien on such related Mortgaged Property, the status of insurance premiums payable with respect thereto and the amounts of Escrow Payments, if any, required in respect thereof. From time to time, the Servicer shall (i) obtain all bills for the payment of such items (including renewal premiums), and (ii) effect payment of all such bills with respect to each such Mortgaged Property prior to the applicable penalty or termination date, in each case employing for such purpose Escrow Payments as allowed under the terms of such Mortgage Loan. If a Borrower fails to make any such Escrow Payment on a timely basis or collections from such Borrower are insufficient to pay any such item before the applicable penalty or termination date, the Servicer shall (in accordance with Section 3.8 with respect to the payment of insurance premiums) advance the amount necessary to effect payment of any such item, unless the Servicer, in its good faith business judgment, determines that such Advance would be a Nonrecoverable Advance. With respect to any Mortgage Loan as to which the related Borrower is not required to make Escrow Payments, if such Borrower fails to effect payment of any such bill, then, the Servicer shall (in accordance with Section 3.8 with respect to the payment of insurance premiums) advance the amount necessary to effect payment of any such bill on or before the applicable penalty or termination date; provided, that, with respect to the payment of taxes and assessments the Servicer shall make such advance within five Business Days after the Servicer has received confirmation that such item has not been paid, the Servicer determines, in its good faith business judgment, that such Property Advance would be a Nonrecoverable Advance. The Servicer shall be entitled to reimbursement of Property Advances that it makes pursuant to the preceding sentence, with interest thereon at the Advance Rate, from amounts received on or in respect of the Mortgage Loan respecting which such Property Advance was made or if such Property Advance has become a
Nonrecoverable Advance, to the extent permitted by Section 3.6 of this Agreement. No costs incurred by the Servicer in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to

Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

           (b) The Servicer shall segregate and hold all funds collected and received pursuant to any Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more custodial accounts (each, an "Escrow Account") into which all Escrow Payments shall be deposited within one (1) Business Day after receipt. The Servicer shall also deposit into each Escrow Account any amounts representing losses on Permitted Investments in which amounts on deposit in such Escrow Account have been invested pursuant to Section 3.7(b) and any Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds which are required to be applied to the restoration or repair of the related Mortgaged Property pursuant to the related Mortgage Loan. Escrow Accounts shall be entitled, "Midland Loan Services, L.P., as Servicer, in trust for , as Trustee in trust for Holders of
 Commercial Mortgage Pass-Through Certificates, Series
, and Various Borrowers." Withdrawals from an Escrow Account may be made by the Servicer only:

           (i) to effect timely payments of items with respect to which Escrow Payments are required pursuant to the related Mortgage;

           (ii) to transfer funds to the Collection Account to reimburse the Servicer, the Trustee [or the Fiscal Agent], as applicable, for any Advance relating to Escrow Payments, but only from amounts received with respect to the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

           (iii) for application to the restoration or repair of the related Mortgaged Property in accordance with the related Mortgage Loan and the Servicing Standard;

           (iv) to clear and terminate such Escrow Account upon the termination of this Agreement;

           (v) to pay from time to time to the Servicer any interest or investment income earned on funds deposited in such Escrow Account pursuant to
                  Section 3.7(b) to the extent (a) permitted by law and (b) not required to be paid to the related Borrower under the terms of the related Mortgage Loan or by law, or to pay such interest or income to the related Borrower if such income is required to paid to the related Borrower under law or by the terms of the related Mortgage Loan;

           (vi) to remit to the related Borrower the Financial and Lease Reporting Fee as and when required pursuant to the related Mortgage; and

           (vii) to remove any funds deposited in such Escrow Account that were not required to be deposited therein.

           SECTION 3.5.Collection Account; Distribution Account.

           (a) The Servicer shall establish and maintain the Collection Account in the Trustee's name, for the benefit of the Certificateholders and the Trustee as the Holder of the Lower-Tier Regular Interests. The Collection Account shall be established and maintained as an Eligible Account. The Servicer shall deposit or cause to be deposited in the Collection Account within one Business Day following receipt the following payments and collections received or made by it on or with respect to the Mortgage Loans:

           (i) all payments on account of principal on the Mortgage Loans, including the principal component of Unscheduled Payments on the Mortgage Loans;

           (ii) all payments on account of interest and Default Interest on the Mortgage Loans and the interest portion of all Unscheduled Payments and all Prepayment Premiums;

           (iii) any amounts required to be deposited pursuant to Section 3.7(b) in connection with losses realized on Permitted Investments with respect to funds held in the Collection Account and pursuant to Section 3.25 in connection with Prepayment Interest Shortfalls;

           (iv) (x) all Net REO Proceeds transferred from an REO Account pursuant to Section 3.17(b) and (y) all Condemnation Proceeds, Insurance Proceeds and Net Liquidation Proceeds not required to be applied to the restoration or repair of the related Mortgaged Property;

           (v) any amounts received from Borrowers which represent recoveries of Property Protection Expenses or Property Advances made pursuant to Section 3.4; and

           (vi) any other amounts required by the provisions of this Agreement to be deposited into the Collection Account by the Servicer or the Special Servicer, including, without limitation, proceeds of any purchase or repurchase of a Mortgage Loan pursuant to
                  Section 2.3(d) or (e), Section 3.18 or Section 9.1.

           The foregoing requirements for deposits in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, late fees, Assumption Fees, loan modification fees, loan service transaction fees, extension fees, demand fees, beneficiary statement charges and similar fees need not be deposited in the Collection Account by the Servicer and, to the extent permitted by applicable law, the Servicer or the Special Servicer, as applicable, shall be entitled to retain any such charges and fees received with respect to the Mortgage Loans. In the event that the Servicer deposits in the Collection Account any amount not required to be deposited therein, the Servicer may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

           (b) The Trustee shall establish and maintain the Distribution Account in the name of the Trustee, in trust for the benefit of the Certificateholders. The Distribution Account shall be established and maintained as an Eligible Account.

           (c) Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions of
Section 3.7. The Servicer shall give written notice to the Trustee of the location and account number of the Collection Account and shall notify the Trustee in writing prior to any subsequent change thereof.

           SECTION     3.6.Permitted Withdrawals from the Collection Account.

           The Servicer may make withdrawals from the Collection Account only as described below (the order set forth below not constituting an order of priority for such withdrawals):

           (i) to remit to the Trustee, for deposit in the Distribution Account, the amounts required to be deposited in the Distribution Account pursuant to Section 4.6;

           (ii) to pay or reimburse the Servicer, the Trustee [or the Fiscal Agent] for Advances, the right of the Servicer, the Trustee [or the Fiscal Agent] to reimburse itself pursuant to this clause (ii) being limited to either (x) any collections on or in respect of the particular Mortgage Loan or REO Property respecting which each such Advance was made, or (y) any other amounts in the Collection Account in the event that such Advances have been deemed to be Nonrecoverable Advances or are not recovered from recoveries in respect of the related Mortgage Loan or REO Property after a Final Recovery Determination;

           (iii) to pay to the Servicer, the Trustee [or the Fiscal Agent] the Advance Interest Amount;

           (iv) to pay on or before each Remittance Date to the Servicer and the Special Servicer, as applicable, as compensation, the unpaid Servicing

                  Fee and Special Servicing Fee, respectively, in respect of the related Distribution Date (in each case, reduced up to the amount of any Prepayment Interest Shortfalls with respect to such Distribution Date, in accordance with Section 3.25), to be paid, in the case of the Servicing Fee, from interest received on the related Mortgage Loans, and to pay from time to time, to the Servicer any interest or investment income earned on funds deposited in the Collection Account, and to pay to the Servicer as additional Servicing Compensation any Prepayment Interest Surplus received in the preceding Collection Period and to pay to the Servicer or the Special Servicer, as applicable, any other amounts constituting Servicing Compensation;

           (v) to pay on or before each Distribution Date to the Depositor, the Mortgage Loan Seller or the purchaser of any Specially Serviced Mortgage Loan or REO Property, as the case may be, with respect to each Mortgage Loan or REO Property that has previously been purchased or repurchased by it pursuant to Section 2.3(d), 2.3(e), Section 3.18 or Section 9.1, all amounts received thereon during the related Collection Period and subsequent to the date as of which the amount required to effect such purchase or repurchase was determined;

           (vi) to the extent not reimbursed or paid pursuant to any other clause of this Section 3.6, to reimburse or pay the Servicer, the Special Servicer, the Trustee, the Depositor [and/or the Fiscal Agent] for unpaid items incurred by or on behalf of such Person pursuant to the second sentence of Section 3.7(c), Section 3.8(a),
                  Section 3.10, Section 3.12(d), Section 3.17(a),
                  (b) and (c), Section 3.18(a), 6.3, 7.4, 8.5(d),
                  9.1(d) or Section 10.7, or any other provision of this Agreement pursuant to which such Person is entitled to reimbursement or payment from the Trust Fund, in each case only to the extent reimbursable under such Section, it being acknowledged that this clause (vi) shall not be deemed to modify the substance of any such Section, including the provisions of such Section that set forth the extent to which one of the foregoing Persons is or is not entitled to payment or reimbursement;

           (vii) to deposit in one or more separate, non-interest bearing accounts any amount reasonably determined by the Trustee to be necessary to pay any applicable federal, state or local taxes imposed on the Lower-Tier REMIC under the circumstances and to the extent described in Section 4.5;

           (viii) to withdraw any amount deposited into the Collection Account that was not required to be deposited therein; and

           (ix) to clear and terminate the Collection Account pursuant to Section 9.1.

           The Servicer shall keep and maintain separate accounting, on a Mortgage Loan- by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to subclauses (ii) - (viii) above.

           The Servicer shall pay to the Trustee or the Special Servicer from the Collection Account (to the extent permitted by clauses (i)-(viii) above) amounts permitted to be paid to the Trustee or the Special Servicer therefrom, promptly upon receipt of a certificate of a Responsible Officer of the Trustee or a Servicing Officer of the Special Servicer, as applicable, describing the item and amount to which the Trustee or the Special Servicer is entitled. The Servicer may rely conclusively on any such certificate and shall have no duty to recalculate the amounts stated therein.

           The Trustee, the Special Servicer and the Servicer shall in all cases have a right prior to the Certificateholders to any funds on deposit in the Collection Account from time to time for the reimbursement or payment of Servicing Compensation, Advances (subject to the limitation set forth in Section 3.6(ii)) and their respective expenses (including Advance Interest Amounts) hereunder to the extent such expenses are to be reimbursed or paid from amounts on deposit in the Collection Account pursuant to this Agreement.

           SECTION 3.7.Investment of Funds in the Collection
                       Account, the Distribution Account and the Reserve Accounts.

           (a) The Servicer (or with respect to any REO Account, the Special Servicer) may direct (or, with respect to the Distribution Account, cause the Trustee to direct) any depository institution maintaining the Collection Account, the Distribution Account, any REO Account or (subject to applicable laws and the related Mortgage Loan Documents) any Reserve Accounts (each, for purposes of this Section 3.7, an "Investment Account") to invest the funds in such Investment Account in one or more Permitted Investments that bear interest or are sold at a discount, and that mature, unless payable on demand, no later than the Business Day preceding the date on which such funds are requited to be withdrawn from such Investment Account pursuant to this Agreement; provided, however, that all investments in the Distribution Account, including those payable on demand, shall mature no later than the Business Day prior to the next Distribution Date. Any direction by the Servicer (or with respect to an REO Account, the Special Servicer) to invest funds on deposit in an Investment Account shall be in writing and shall certify that the requested investment is a Permitted Investment which matures at or prior to the time required hereby or is payable on demand. In the case of any Reserve Account, the Servicer shall act upon the written request of the related Borrower or Manager to the extent the Servicer is required to do so under the terms of the related Mortgage Loan, provided that in the absence of appropriate written instructions from such Borrower or Manager meeting the requirements of this Section 3.7, the Servicer shall have no obligation to, but will be entitled to, direct the investment of funds in such Reserve Accounts. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall have sole control (except with respect to investment direction which shall be in the sole control of the Servicer or the Special Servicer, as applicable, as an independent contractor to the Trust Fund) over each such investment and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent (which shall initially be the Servicer), together with any document of transfer, if any, necessary to transfer title to such investment to the Trustee or its nominee. The Trustee shall have no responsibility or liability with respect to the investment directions of the Servicer or the Special Servicer or any losses resulting therefrom, whether from Permitted Investments or otherwise. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Servicer or the Special Servicer, as applicable, shall:

                  (x)consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y)demand payment of all amounts due thereunder  promptly upon determination by the Servicer or the Special Servicer, as applicable, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the related Investment Account.

           (b) All income and gain realized from investment of funds deposited in the Collection Account, the Distribution Account and any Reserve Account as to which the related Borrower is not entitled to interest thereon shall be for the benefit of the Servicer (other than income or gain realized from investment of funds on deposit in the Distribution Account made by the Trustee on the Business Day prior to any Distribution Date that matures on such Distribution
Date) and all income and gain realized from investment of funds deposited in any REO Account shall be for the benefit of the Special Servicer and, other than with respect to the Distribution Account, may be withdrawn by the Servicer or the Special Servicer, as applicable, from time to time in accordance with
Section 3.6 and Section 3.17(b), as applicable. The Servicer may request that the Trustee withdraw and remit to the Servicer all amounts due to it with respect to the Distribution Account pursuant to the preceding sentence. The Servicer shall deposit from its own funds in the Collection Account and the Distribution Account, as the case may be, the amount of any loss incurred in respect of any such Permitted Investment immediately upon realization of such loss and the Special Servicer shall deposit from its own funds in any REO
Account the amount of any loss incurred in respect of any such Permitted Investment immediately upon realization of such loss. The Servicer shall also deposit into each

Reserve Account any amounts representing losses on Permitted Investments in which such Reserve Accounts have been invested, except to the extent that amounts are invested for the benefit of the Borrower under applicable law or the terms of the related Mortgage Loan. The income and gain realized from investment of funds deposited in any Reserve Account shall be paid from time to time to the related Borrower to the extent required under the Mortgage Loan or applicable law.

           (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may, and upon the request of Holders of Certificates representing at least 51% of the aggregate Voting Rights of any Class shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. In the event the Trustee takes any such action, the Trust Fund shall pay or reimburse the Trustee for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in connection therewith. In the event that the Trustee does not take any such action, the Servicer may take such action at its own cost and expense.

           SECTION 3.8.Maintenance of Insurance Policies and Errors and Omissions and Fidelity Coverage.

           (a) The Servicer on behalf of the Trustee, as mortgagee, shall use its reasonable efforts in accordance with the Servicing Standard to cause the related Borrower to maintain for each Mortgage Loan (other than REO Mortgage Loans), and if the Borrower does not so maintain, shall itself maintain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) to the extent the Trustee as mortgagee has an insurable interest and to the extent available at commercially reasonable rates, (A) fire and hazard insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (i) 100% of the then "full replacement cost" of the improvements and equipment (excluding foundations, footings and excavation costs), without deduction for physical depreciation, and (ii) the outstanding principal balance of the related Mortgage Loan or such other amount as is necessary to prevent any reduction in such policy by reason of the application of co-insurance and to prevent the Trustee thereunder from being deemed to be a co-insurer, (B) insurance providing coverage against 12 months of rent interruptions and (C) such other insurance (including public liability insurance) as provided in the related Mortgage Loan. The Special Servicer shall maintain, to the extent available at commercially reasonable rates, fire and hazard insurance from a Qualified Insurer with extended coverage on each REO Property in an amount which is at least equal to 100% of the then "full replacement cost" of the improvements and equipment (excluding foundations, footings and excavation costs), without deduction for physical depreciation. The Special Servicer shall maintain, to the extent available at commercially reasonable rates, from a Qualified Insurer, with respect to each REO Property
(A) public liability insurance providing such coverage against such risks as the Servicer or the Special Servicer, as applicable, determines, consistent with the related Mortgage and the

Servicing Standard, to be in the best interests of the Trust Fund, and shall cause to be maintained with respect to each REO Property (B) insurance providing coverage against 12 months of rent interruptions, and (C) such other insurance as provided in the related Mortgage Loan. In the case of any insurance otherwise required to be maintained pursuant to this section that is not being so maintained because the Servicer or the Special Servicer, as applicable, has deemed that it is not available at commercially reasonable rates, the Servicer or the Special Servicer, as applicable, shall deliver an Officer's Certificate to the Trustee detailing the steps that the Servicer or the Special Servicer, as applicable, took in seeking such insurance and the factors which led to its determination that such insurance is not so available. Any amounts collected by the Servicer or the Special Servicer, as applicable, under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts to be released to the Borrower in accordance with the terms of the related Mortgage) shall be deposited into the Collection Account pursuant to Section 3.5, subject to withdrawal pursuant to Section 3.6. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance other than flood insurance is to be required of any Borrower or to be maintained by the Servicer or the Special Servicer other than pursuant to the terms of the related Mortgage Loan Documents and pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located in a federally designated special flood hazard area, the Servicer will use its reasonable efforts in accordance with the Servicing Standard to cause the related Borrower to maintain or will itself obtain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) flood insurance in respect thereof to the extent available at commercially reasonable rates. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance required by the terms of the related Mortgage and as is available for the related property under the national flood insurance program (assuming that the area in which such property is located is participating in such program). If an REO Property is located in a federally designated special flood hazard area, the Special Servicer will obtain flood insurance in respect thereof providing substantially the same coverage as described in the preceding sentences. If at any time during the term of this Agreement a recovery under a flood or fire and hazard insurance policy in respect of an REO Property is not available but would have been available if such insurance were maintained thereon in accordance with the standards applied to Mortgaged Properties described herein, the Special Servicer shall either (i) immediately deposit into the Collection Account from its own funds the amount that would have been recovered or (ii) apply to the restoration and repair of the property from its own funds the amount that would have been recovered, if such application would be consistent with the servicing standard set forth in Section 3.1(a); provided, however, that the Special Servicer shall not be responsible for any shortfall in insurance proceeds resulting from an insurer's refusal or inability to pay a claim. Costs to the Servicer of maintaining insurance policies pursuant to this
Section 3.8 shall be paid by the Servicer as a Property Advance and shall be reimbursable to the Servicer with interest at the Advance Rate, which reimbursement may be effected under Section 3.6(vi); and costs to the Special Servicer of maintaining insurance policies pursuant to this Section 3.8 shall be paid and reimbursed in accordance with Section 3.17(b).

           The Servicer and the Special Servicer agree to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under each related insurance policy maintained pursuant to this Section 3.8(a) in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or to permit recovery thereunder.

           The Servicer (or with respect to any REO Property, the Special Servicer) shall require that all insurance policies required hereunder shall name the Trustee or the Servicer (or with respect to any REO Property, the Special Servicer), on behalf of the Trustee as the mortgagee, as loss payee and that all such insurance policies require that 30 days' notice be given to the Servicer before termination to the extent required by the related Mortgage Loan Documents.

           (b) (I) If the Servicer or Special Servicer, as applicable, obtains and maintains a blanket insurance policy with a Qualified Insurer at its own expense insuring against fire and hazard losses, 12-month rent interruptions or other required insurance on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations concerning the maintenance of such insurance coverage set forth in Section 3.8(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer or Special Servicer, as applicable, shall, in the event that (i) there shall not have been maintained on one or more of the related Mortgaged Properties a policy otherwise complying with the provisions of Section 3.8(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of such deductible limitation, the deductible limitation which is consistent with the Servicing Standard. In connection with its activities as Servicer or Special Servicer hereunder, as applicable, the Servicer and the Special Servicer each agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy which it maintains in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or permit recovery thereunder.

                  (II) If the Servicer or the Special Servicer, as applicable, causes any Mortgaged Property or REO Property to be covered by a master force placed insurance policy, which policy is issued by a Qualified Insurer and provides no less coverage in scope and amount for such Mortgaged Property or REO Property than the insurance required to be maintained pursuant to Section 3.8(a), the Servicer or Special Servicer shall conclusively be deemed to have satisfied its obligations to maintain insurance pursuant to Section 3.8(a). Such policy may contain a deductible clause, in which case the Servicer or Special Servicer, as applicable, shall, in the event that (i) there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of Section 3.8(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under such policy because of such deductible to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard.

           (c) Each of the Servicer and the Special Servicer shall maintain a fidelity bond in the form and amount that would meet the servicing requirements of prudent institutional commercial mortgage loan servicers. The Servicer or the Special Servicer, as applicable, shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Servicer or the Special Servicer, as applicable. In addition, each of the Servicer and the Special Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligations to service the Mortgage Loans hereunder in the form and amount that would meet the servicing requirements of prudent institutional commercial mortgage loan servicers. Each of the Servicer and the Special Servicer shall cause each and every sub-servicer for it to maintain, or cause to be maintained by any agent or contractor servicing any Mortgage Loan on behalf of such subservicer, a fidelity bond and an errors and omissions insurance policy which satisfy the requirements for the fidelity bond and the errors and omissions policy to be maintained by the Servicer or the Special Servicer pursuant to this Section 3.8(c). All fidelity bonds and policies of errors and omissions insurance obtained under this Section 3.8(c) shall be issued by a Qualified Insurer.

           SECTION 3.9.Enforcement of Due-On-Sale
                         Clauses; Assumption Agreements.

           (a) If any Mortgage Loan contains a provision in the nature of a "due-on- sale" clause, which, by its terms:

           (i) provides that such Mortgage Loan shall (or may at the related mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property, or

           (ii) provides that such Mortgage Loan may not be assumed without the consent of the related mortgagee in connection with any such sale or other transfer, then, for so long as such Mortgage Loan is included in the Trust Fund, the Servicer or the Special Servicer, as applicable, on behalf of the Trust Fund, shall enforce such provision to the extent permitted under the terms of such Mortgage Loan, applicable law and governmental regulations, unless such provision is not enforceable under applicable law or enforcement thereof would result in a loss of insurance coverage under any related insurance policy or such enforcement is reasonably likely to result in meritorious legal action by the related Borrower or except to the extent that the Servicer or the Special Servicer, as applicable, acting in accordance with the Servicing Standard, determines that such enforcement would not be in the best interests of the Trust Fund. Subject to the foregoing, the Servicer or the Special Servicer, as applicable, is authorized to take or enter into an assumption agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, or to release the original related Borrower from liability upon such Mortgage Loan and substitute the new Borrower as obligor thereon. To the extent permitted by law, the Servicer or the Special Servicer, as applicable, shall enter into an assumption or substitution agreement only if the credit status of the prospective new Borrower is in compliance with the Servicer's or the Special Servicer's, as applicable, regular commercial mortgage origination or servicing standards and criteria and the terms of the related Mortgage Loan. The Servicer or the Special Servicer, as applicable, shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original of such agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the Mortgage Rate, principal amount and other material payment terms (including any cross-collateralization and cross-default provisions) of such Mortgage Loan pursuant to the related Note and Mortgage shall not be changed, other than in connection with a default or reasonably foreseeable default with respect to the Mortgage Loan. Assumption Fees collected by the Servicer or the Special Servicer, as applicable, for entering into an assumption or substitution agreement will be retained by the Servicer or the Special Servicer, as applicable, as additional servicing compensation. Notwithstanding the foregoing, the Servicer or Special Servicer may consent to the assumption of a Mortgage Loan by a prospective new Borrower in a bankruptcy proceeding involving the related Mortgaged Property.

           (b) If any Mortgage Loan contains a provision in the nature of a "due-on-encumbrance" clause, which, by its terms:

           (i) provides that such Mortgage Loan shall (or may at the related mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on such Mortgaged Property, or

           (ii)   requires the consent of the related mortgagee to
                  the creation of any such lien or other
                  encumbrance on such Mortgaged Property,
then, for so long as such Mortgage Loan is included in the Trust Fund, the Servicer or the Special Servicer, as applicable, on behalf of the Trust Fund, shall enforce such provision and in connection therewith shall (x) accelerate the payments due on such Mortgage Loan, or (y) withhold its consent to the creation of any such lien or other encumbrance, as applicable, except, in each case, to the extent that the Servicer or the Special Servicer, as applicable, acting in accordance with the Servicing Standard, determines that such enforcement would not be in the best interests of the Trust Fund and receives written confirmation from [S&P] that forbearance to enforce such provision shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by [S&]P to any Class of Certificates. Notwithstanding the foregoing, the Servicer or the Special Servicer, as applicable, may forbear from enforcing any due-on-encumbrance provision in connection with any junior or senior lien on the Mortgaged Property imposed in connection with any bankruptcy proceeding involving the Mortgaged Property.

           (c) Nothing in this Section 3.9 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assumption of a Mortgage Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged Property.

           (d) In connection with the taking of, or the failure to take, any action pursuant to this Section 3.9, the Servicer or the Special Servicer, as applicable, shall not agree to modify, waive or amend, and no assumption or substitution agreement entered into pursuant to Section 3.9(a) shall contain any terms that are different from, any term of any Mortgage Loan or the related Note or Mortgage.

           SECTION 3.10Realization Upon Mortgage Loans.

           (a) With respect to any Specially Serviced Mortgage Loan, the Special Servicer shall determine, in accordance with the Servicing Standard, whether to grant a modification, waiver or amendment of the terms of such Specially Serviced Mortgage Loan, commence foreclosure proceedings or attempt to sell such Specially Serviced Mortgage Loan with reference to which course of action is reasonably likely to produce a greater recovery on a present value basis with respect to such Specially Serviced Mortgage Loan. Contemporaneously with the earliest of (i) the effective date of any modification, amendment, waiver or consent to a change of the stated maturity, Mortgage Rate, principal balance or amortization terms of any Specially Serviced Mortgage Loan, or any other term of a Mortgage Loan to the extent such modification, amendment, waiver or consent would constitute a "significant" modification under Section 1001 of the Code, including proposed Treasury regulations thereunder, as to which Mortgage Loan a default has occurred or is reasonably foreseeable, (ii) ____ days after the occurrence of any uncured payment delinquency, (iii) the date _____ days after a receiver is appointed in respect of a Mortgaged Property, or (iv) the date a Mortgaged Property becomes an REO Property, the Special Servicer shall obtain an appraisal of the Mortgaged Property securing any Mortgage Loan referred to in clause (i) or (ii) or such

Mortgaged Property or REO Property, as the case may be, from an independent appraiser who is a member of the American Institute of Real Estate Appraisers (an "Updated Appraisal"), which appraisal shall be conducted in accordance with MAI standards.

           Following a default by a Borrower in the payment of a Balloon Payment, the Special Servicer may grant successive extensions of up to 12 months each of the related Specially Serviced Mortgage Loan; provided that the Special Servicer shall not grant any such successive extension if, during the previous 12-month period (or the period since the beginning of the first such extension, if shorter), such Borrower was 60 days or more delinquent in the payment of any principal or interest required to be paid in any month; and provided further that if any extension is requested after the third successive extension has been granted, such further extension shall only be granted with the consent of the Extension Advisor in accordance with Section 3.26. The Special Servicer shall consider, among all relevant factors, any appraisal obtained in accordance with the preceding paragraph in determining whether to grant any such extension. The Special Servicer shall not grant any extension that permits such Borrower to make payments of interest only for a period, in the aggregate, of greater than ___ months.

           (b) In connection with any foreclosure or other acquisition, the Servicer shall, at the direction of the Special Servicer, pay the costs and expenses in any such proceedings as an Advance unless the Servicer determines, in its good faith judgment, that such Advance would constitute a Nonrecoverable Advance. The Servicer shall be entitled to reimbursement of Advances (with interest at the Advance Rate) made pursuant to the preceding sentence to the extent permitted by Section 3.6(ii) (or Section 3.6(iii), in the case of interest at the Advance Rate).

           If the Special Servicer elects to proceed with a non-judicial foreclosure in accordance with the laws of the state where the related Mortgaged Property is located, the Special Servicer shall not be required to pursue a deficiency judgment against the related Borrower or any other liable party if the laws of such state do not permit such a deficiency judgment after a non-judicial foreclosure or if the Special Servicer determines, in its best judgment, that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense and/or exposure of pursuing such a deficiency judgment and such determination is evidenced by an Officer's Certificate delivered to the Trustee.

           In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee (which shall not include the Servicer or the Special Servicer) or a separate trustee or co-trustee on behalf of the Trustee as holder of the Lower-Tier Regular Interests and Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.1) be considered to be a Mortgage Loan held in the Trust Fund until such time as the related REO Property shall be sold by the Trust Fund and the Scheduled Principal Balance of each REO Mortgage Loan shall be reduced by any Net REO Proceeds allocated to principal. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Mortgage Loan shall be considered to be an outstanding Mortgage Loan:

           (i) it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Note shall have been discharged, such Note and, for purposes of determining the Scheduled Principal Balance thereof, the related amortization schedule in effect at the time of any such acquisition of title, remain in effect; and

           (ii) Net REO Proceeds received in any month shall be applied to amounts that would have been payable under the related Note in accordance with the terms of such Note. In the absence of such terms, Net REO Proceeds shall be deemed to have been received first in payment of the accrued
                                -----
                  interest that remained unpaid on the date that the related REO Property was acquired by the Trust Fund; second in respect of the delinquent
                              ------
                  principal installments that remained unpaid on such date; and thereafter, Net REO Proceeds received in any month shall be applied to the payment of installments of principal and accrued interest on such Mortgage Loan deemed to be due and payable in accordance with the terms of such Note and such amortization schedule. If such Net REO Proceeds exceed the Monthly Payment then payable, the excess shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

           (c) Notwithstanding any provision to the contrary, the Special Servicer shall not acquire for the benefit of the Trust Fund any personal property pursuant to this Section 3.10 unless either:

           (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer for the benefit of the Trust Fund; or

           (ii) the Special Servicer shall have requested and received an Opinion of Counsel (which opinion shall be an expense of the Trust Fund) to the effect that the holding of such personal property by the Lower-Tier REMIC will not cause the imposition of a tax on the Lower-Tier REMIC or the Upper-Tier REMIC under the REMIC Provisions or cause the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

           (d) Notwithstanding any provision to the contrary in this Agreement, the Special Servicer shall not, on behalf of the Trust Fund, obtain title to any direct or indirect partnership interest or other equity interest in any Borrower pledged pursuant to any pledge agreement unless the Special Servicer shall have requested and received an Opinion of Counsel (which opinion shall be an expense of the Trust Fund) to the effect that the holding of such partnership or other equity interest by the Trust Fund will not cause the imposition of a tax on the Lower-Tier REMIC or the Upper-Tier REMIC under the REMIC Provisions or cause the Lower-Tier REMIC or the Upper-Tier REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

           (e) Notwithstanding any provision to the contrary contained in this Agreement, the Special Servicer shall not, on behalf of the Trust Fund, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise obtain title to any direct or indirect partnership interest or other equity interest in any Borrower pledged pursuant to a pledge agreement and thereby be the beneficial owner of a Mortgaged Property, and shall not otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property if, as a result of any such action, the Trustee, for the Trust Fund or the Certificateholders, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Special Servicer has previously determined in accordance with the Servicing Standard, based on an updated environmental assessment report prepared by an Independent Person who regularly conducts environmental audits, that:

                  (A) such Mortgaged Property is in compliance with applicable environmental laws or, if not after consultation with an environmental consultant, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property in compliance therewith, and

                  (B)  there  are no  circumstances  present  at such  Mortgaged
      Property relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any currently effective federal, state or local law or regulation, or that, if any such Hazardous Materials are present for which such action could be required, after consultation with an environmental consultant, it would be in the best economic interest of the Trust Fund to take such actions with respect to such Mortgaged Property.

           In the event that the environmental assessment list obtained by the Special Servicer with respect to a Mortgaged Property indicates that such Mortgaged Property may not be in compliance with applicable environmental laws or that Hazardous Materials may be present but does not definitively establish such fact, the Special Servicer shall cause such further environmental tests as the Special Servicer shall deem prudent to protect the interests of Certificateholders to be conducted by an Independent Person who regularly conducts such tests. Any such tests shall be deemed part of the environmental assessment obtained by the Special Servicer for purposes of this Section 3.10.

           (f) The environmental assessment contemplated by Section 3.10(f) shall be prepared by any Independent Person who regularly conducts environmental audits for purchasers of commercial properties located in the same general area as the Mortgaged Property with respect to which the Special Servicer is ordering such environmental assessment, as determined by the Special Servicer in a manner consistent with the Servicing Standard. The Servicer shall at the direction of the Special Servicer advance the cost of preparation of such environmental assessments unless the Servicer determines, in its good faith judgment, that such Advance would be a Nonrecoverable Advance. The Servicer shall be entitled to reimbursement of Advances (with interest at the Advance Rate) made pursuant to the preceding sentence to the extent permitted pursuant to Section 3.6.

           (g) If the Special Servicer determines pursuant to Section 3.10(f)(A) that a Mortgaged Property is not in compliance with applicable environmental laws but that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property into compliance therewith, or if the Special Servicer determines pursuant to Section 3.10(f)(B) that the circumstances referred to therein relating to Hazardous Materials are present but that it is in the best economic interest of the Trust Fund to take such action with respect to the containment, clean-up or remediation of Hazardous Materials affecting such Mortgaged Property as is required by law or regulation, the Special Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund (with due consideration to the avoidance of "mortgagee-in-possession," "owner" or "operator" status, as set forth in Section 3.10(f)), but only if the Trustee has mailed notice to the Holders of the Regular Certificates of such proposed action, which notice shall be prepared by the Special Servicer, and only if the Trustee does not receive, within ____ days of such notification, instructions from the Holders of at least ___1% of the aggregate Voting Rights of such Classes directing the Special Servicer not to take such action. None of the Trustee, the Servicer or the Special Servicer shall be obligated to take any action or not take any action pursuant to this Section 3.10(h) at the direction of the Certificateholders unless the Certificateholders agree to indemnify the Trustee, the Servicer and the Special Servicer with respect to such action or inaction. None of the Special Servicer, Servicer or the Trustee shall be required to advance the cost of any such compliance, containment, clean-up or remediation and such expense shall be an expense of the Trust Fund.

           (h) The Special Servicer shall report to the IRS and to the related Borrower, in the manner required by applicable law, the information required to be reported regarding any Mortgaged Property which is abandoned or foreclosed. The Special Servicer shall deliver a copy of any such report to the Trustee.

           (i) The costs of any appraisal obtained pursuant to this Section 3.10 shall be paid by the Servicer as an Advance and shall be reimbursable (with interest thereon at the Advance Rate) from the Collection Account pursuant to
Section 3.6.

           SECTION     3.11Trustee to Cooperate; Release of Mortgage Files.

           Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes, the Servicer shall immediately notify the Trustee and the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.5(a) have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Trust Fund.

           From time to time upon request of the Servicer or the Special Servicer, and delivery to the Trustee and the Custodian of a Request for Release, the Trustee shall promptly cause the Custodian to release the Mortgage File (or any portion thereof) designated in such Request for Release to the Servicer or the Special Servicer, as applicable. Upon receipt of (a) such Mortgage File (or portion thereof) by the Custodian from the Servicer or the Special Servicer, as applicable, or (b) in the event of a liquidation or conversion of the related Mortgage Loan into an REO Property, a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account or Distribution Account have been so deposited, or that such Mortgage Loan has become an REO Property, the Custodian shall return the Request for Release to the Servicer or the Special Servicer, as applicable.

           Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Special Servicer any court pleadings, requests for trustee's sale or other documents prepared by the Special Servicer, its agents or attorneys, necessary to the foreclosure or trustee's sale in respect of the Mortgaged Property or to any legal action brought to obtain judgment against any Borrower on the related Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by such Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the related Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

           SECTION 3.12.  Servicing Compensation and Trustee Fees.

           (a) As compensation for its activities hereunder, the Servicer shall be entitled to the Servicing Fee, which shall be payable solely from receipts on the related Mortgage Loans, and may be withheld from payments on account of interest prior to deposit in the Collection Account, or may be withdrawn from amounts on deposit in the Collection Account as set forth in Section 3.6(iv). The Servicer's rights to the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement. In addition, the Servicer shall be entitled to receive, as additional servicing compensation, any Prepayment Interest Surplus (subject to Section 3.25) and, to the extent permitted by applicable law and the related Notes and Mortgages, any late payment charges, late fees, Assumption Fees, loan modification fees, extension fees, [Financial and Lease Reporting Fees (to the extent such fees are not required to be remitted to the related Borrower pursuant to the related
Note)], loan service transaction fees, beneficiary statement charges, or similar items (but not including any Default Interest or Prepayment Premiums), in each case to the extent received, with respect to any Mortgage Loan that is not a Specially Serviced Mortgage Loan and not required to be deposited or retained in the Collection Account pursuant to Section 3.5. The Servicer shall also be entitled pursuant to, and to the extent provided in, Section 3.7(b) to withdraw from the Collection Account and to receive from the Reserve Accounts (to the extent not required to be paid to the related Borrower pursuant to the related Mortgage Loan Documents or applicable law) any interest or other income earned on deposits therein.

           As compensation for its activities hereunder, the Trustee shall be entitled to the Trustee Fee with respect to each Mortgage Loan, which shall be paid by the Servicer from its own funds without reimbursement therefor. The Trustee shall pay the routine fees and expenses of the Certificate Registrar, the Paying Agent, the Custodian and the Authenticating Agent. The Trustee's rights to the Trustee Fee may not be transferred in whole or in part except in connection with the transfer of all of the Trustee's responsibilities and obligations under this Agreement.

           Except as otherwise provided herein, the Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder and the Trustee shall pay all expenses incurred by it in connection with its activities hereunder.

           (b) As compensation for its activities hereunder, the Special Servicer shall be entitled to the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan, which shall be payable from amounts on deposit in the Collection Account as set forth in Section 3.6(iv). The Special Servicer's rights to the Special Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement. The Special Servicer shall also be entitled pursuant to, and to the extent provided in,
Section 3.7(b) to withdraw from any REO Account any interest or other income earned on deposits therein.

           In addition, the Special Servicer shall be entitled to receive, as additional Servicing Compensation, to the extent permitted by applicable law and the related Notes and Mortgages, any late payment charges, late fees, Assumption Fees, loan modification fees, extension fees, Financial and Lease Reporting Fees (to the extent such fees are not required to be remitted to the related Borrower pursuant to the related Note), loan service transaction fees, beneficiary statement charges, or similar items (but not including any Default Interest or

Prepayment Premiums), in each case to the extent received with respect to any Specially Serviced Mortgage Loan and not required to be deposited or retained in the Collection Account pursuant to Section 3.5.

           Except as otherwise provided herein, the Special Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder.

           [(c) In addition to other Special Servicer compensation provided for in this Agreement, and not in lieu thereof, the Special Servicer shall be entitled to the Disposition Fee payable out of the Liquidation Proceeds prior to the deposit of the related Net Liquidation Proceeds in the Collection Account.]

           (d) The Servicer, the Special Servicer and the Trustee shall be entitled to reimbursement from the Trust Fund for the unanticipated costs and expenses incurred by them in the performance of their duties under this Agreement which are "unanticipated expenses incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). Such expenses shall include, by way of example and not by way of limitation, environmental assessments, appraisals in connection with foreclosure, the fees and expenses of any administrative or judicial proceeding and expenses expressly identified as reimbursable in Section 3.6(vi).

           (e) No provision of this Agreement or of the Certificates shall require the Servicer, the Special Servicer, the Trustee [or the Fiscal Agent] to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder or thereunder, or in the exercise of any of their rights or powers, if, in the good faith business judgment of the Servicer, Special Servicer, Trustee [or the Fiscal Agent], as the case may be, repayment of such funds would not be ultimately recoverable from late payments, Insurance Proceeds, Condemnation Proceeds, Net Liquidation Proceeds and other collections on or in respect of the Mortgage Loans, or from adequate indemnity from other assets comprising the Trust Fund against such risk or liability.

           If the Servicer, the Special Servicer or the Trustee receives a request or inquiry from a Borrower, any Certificateholder or any other Person the response to which would, in the Servicer's, the Special Servicer's or the Trustee's good faith business judgment, require the assistance of Independent legal counsel or other consultant to the Servicer, the Special Servicer or the Trustee, the cost of which would not be an expense of the Trust Fund hereunder, then the Servicer, the Special Servicer or the Trustee, as the case may be, shall not be required to take any action in response to such request or inquiry unless such Borrower or such Certificateholder or such other Person, as applicable, makes arrangements for the payment of the Servicer's, the Special Servicer's or Trustee's expenses associated with such counsel or other consultant (including, without limitation, posting an advance payment for such expenses) satisfactory to the Servicer, the Special Servicer or the Trustee, as the case may be, in its sole discretion. Unless such arrangements have been made, the Servicer, the Special Servicer or the Trustee, as the case may be, shall have no liability to any Person for the failure to respond to such request or inquiry.

           SECTION 3.13.  Reports to the Trustee; Collection
                               Account Statements.

           (a) The Servicer shall deliver to the Paying Agent, with a copy to the Trustee, [the Fiscal Agent] and each Rating Agency, no later than the third Business Day following each Determination Date, but in any event no later than the third Business Day prior to the related Distribution Date, (i) the Servicer Remittance Report with respect to such Determination Date (which shall include, without limitation, the amount of Pooled Available Funds for the related Distribution Date) and (ii) a written statement of required P&I Advances for the related Determination Date together with the certificate and documentation required by the definition of Nonrecoverable Advance related to any determination that any such P&I Advance would constitute a Nonrecoverable Advance made as of such Determination Date.

           (b) For so long as the Servicer makes deposits into and withdrawals from the Collection Account, not later than [fifteen] days after each Distribution Date, the Servicer shall forward to the Trustee a statement prepared by the Servicer setting forth the status of the Collection Account as of the close of business on the last Business Day of the related Collection Period showing the aggregate amount of deposits into and withdrawals from the Collection Account for each category of deposit specified in Section 3.5 and each category of withdrawal specified in Section 3.6 for such Collection Period.

           (c) The Trustee shall be entitled to rely conclusively on and shall not be responsible for the content or accuracy of any information provided to it by the Servicer or the Special Servicer pursuant to this Agreement.

           SECTION 3.14.  Annual Statement as to Compliance.

           The Servicer and the Special Servicer shall deliver to the Trustee and to the Depositor on or before March 31 of each year, beginning with March 31, , an Officer's Certificate stating, as to each signatory thereof, (i) that a review of the activities of the Servicer or the Special Servicer, as applicable, during the preceding calendar year (or such shorter period from the Closing Date to the end of the related calendar year) and of its performance under this Agreement has been made under such officer's supervision, (ii) that, to the best of such officer's knowledge, based on such review, it has fulfilled all of its obligations under this Agreement throughout such year (or such shorter period), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer, the nature and status thereof and what action it proposes to take with respect thereto, (iii) that, to the best of such officer's knowledge, each sub-servicer has fulfilled its obligations under its sub-servicing agreement in all material respects, or, if there has been a material default in the fulfillment of such obligations, specifying each such default known to such officer and the nature and status thereof, and (iv) whether it has received any notice regarding qualification, or challenging the status, of the Upper-Tier REMIC or Lower-Tier REMIC as a REMIC from the IRS or any other governmental agency or body.

           SECTION 3.15Annual Independent Public Accountants'
                       Servicing Report.

           On or before ___________ of each year, beginning with _________, , the Servicer and the Special Servicer at its expense shall cause a nationally recognized firm of Independent public accountants (who may also render other services to the Servicer or the Special Servicer, as applicable) to furnish to the Trustee, the Depositor and each Rating Agency a statement to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement for the preceding twelve (12) months and that: their examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, disclosed no exceptions or errors in records relating to the Servicing of the Mortgage Loans under this Agreement in accordance with the terms of this Agreement that in their opinion are material, except for such exceptions as set forth in their statement.

           SECTION 3.16.  Access to Certain Documentation.

           (a) The Servicer and the Special Servicer shall provide to any Certificateholders that are federally insured financial institutions, the Federal Reserve Board, the FDIC and the OTS and the supervisory agents and examiners of such boards and such corporations, and any other governmental or regulatory body to the jurisdiction of which any Certificateholder is subject, access to the documentation regarding the Mortgage Loans required by applicable regulations of the Federal Reserve Board, FDIC, OTS or any such governmental or regulatory body, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer or the Special Servicer, as applicable.

           [(b) In connection with the solicitation of bids to purchase the Mortgage Loans pursuant to Section 9.1(d), the Servicer and the Special Servicer shall provide each Qualified Offeror who has paid the non-refundable deposit required pursuant to Section 9.1(d)(vi) with access to all documents that the Auction Agent considers material to prospective purchasers in connection with their evaluation of the purchase of the Mortgage Loans and shall cooperate with the Auction Agent in order to facilitate prospective purchasers' due diligence in accordance with the Auction Procedures, including without limitation the provision of facilities in which copies of each Mortgage File may be reviewed, provision of facilities for the photocopying of documents relating to Mortgages in return for payment of expenses of such photocopying, cooperation in arranging access to Mortgaged Properties and such other matters as the Auction Agent may reasonably request; provided, however, that the Servicer or the Special Servicer, as applicable, shall be entitled to be compensated by Qualified Offerors for its costs of providing such access, cooperation and facilities.]

           (c) Nothing in this Section 3.16 shall detract from the obligation of the Servicer or the Special Servicer to observe any applicable law or any provisions of the Mortgage Loan Documents prohibiting disclosure of information with respect to the Borrowers or the Mortgage Loans, and the failure of the Servicer or the Special Servicer, as applicable, to provide access as provided in this Section 3.16 as a result of such obligation shall not constitute a breach of this Section 3.16.

           SECTION 3.17.  Title and Management of REO Properties.

           (a) In the event that title to any Mortgaged Property is acquired for the benefit of Certificateholders in foreclosure, by deed in lieu of foreclosure or upon abandonment or reclamation from bankruptcy, the deed or certificate of sale shall be taken in the name of the Trustee, or its nominee (which shall not include the Servicer), or a separate trustee or co-trustee, on behalf of the Trust Fund. The Special Servicer shall maintain accurate records with respect to each related REO Property reflecting the status of taxes, assessments and other similar items that are or may become a lien on such REO Property and the status of insurance premiums payable with respect thereto. The Special Servicer, on behalf of the Trust Fund, shall use its best efforts to dispose of any REO Property within two years after the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless (i) the Special Servicer, on behalf of the Lower-Tier REMIC, has applied for and received an
extension  of  such  two-year   period   pursuant  to  Sections   856(e)(3)  and
860G(a)(8)(A) of the Code, in which case the Special Servicer shall sell such REO Property within the applicable extension period or (ii) the Special Servicer seeks and subsequently receives an Opinion of Counsel (which opinion shall be an expense of the Trust Fund), addressed to the Special Servicer and the Trustee, to the effect that the holding by the Trust Fund of such REO Property for an additional specified period will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) at any time that any Certificate is outstanding, in which case the Special Servicer shall sell such REO Property within such two-year period as extended by such additional specified period subject to any conditions set forth in such Opinion of Counsel. The Special Servicer, on behalf of the Trust Fund, shall use its best efforts to dispose of any REO Property held by the Trust Fund prior to the last day of the period (taking into account extensions) within which such REO Property is required to be disposed of pursuant to the provisions of the immediately preceding sentence in a manner provided under Section 3.18. The Special Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a)) of the Code.

           (b) The Special Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Special

Servicer manages and operates similar property owned or managed by the Special Servicer or any of its Affiliates, all on such terms and for such period as the Special Servicer deems to be in the best interests of Certificateholders, and, in connection therewith, the Special Servicer shall agree to the payment of management fees that are consistent with general market standards. The Special Servicer shall segregate and hold all revenues received by it with respect to any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to any REO Property a custodial account (each, an "REO Account"), each of which shall be an Eligible Account and shall be entitled " , as Trustee, in trust for Holders of
                                                   , Commercial
Mortgage Pass-Through Certificates, Series , REO Account." The Special Servicer shall be entitled to any interest or investment income earned on funds deposited in an REO Account to the extent provided in Section 3.7(b). The Special Servicer shall deposit or cause to be deposited in the related REO Account within one Business Day after receipt all REO Proceeds received by it with respect to any REO Property (other than Liquidation Proceeds), and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property and for other Property Protection Expenses with respect to such REO Property, including:

           (i) all insurance premiums due and payable in respect of such REO Property;

           (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

           (iii)  all costs and expenses  reasonable  and  necessary to protect,
                  maintain,   manage,  operate,  repair  and  restore  such  REO
                  Property, including any property management fees.

           To the extent that such REO Proceeds are insufficient for the purposes set forth in clauses (i) through (iii) above, the Servicer shall make an Advance equal to the amount of such shortfall unless the Servicer determines, in its good faith judgment, that such Advance would be a Nonrecoverable Advance. The Servicer shall be entitled to reimbursement of such Advances (with interest at the Advance Rate) made pursuant to the preceding sentence, to the extent permitted pursuant to Section 3.6. The Special Servicer shall remit to the Servicer from each REO Account for deposit in the Collection Account on a monthly basis prior to the related Remittance Date the Net REO Proceeds received or collected from the related REO Property, except that in determining the amount of such Net REO Proceeds, the Special Servicer may retain in such REO Account reasonable reserves for repairs, replacements and necessary capital improvements and other related expenses.

           Notwithstanding the foregoing, the Special Servicer shall not:

           (i) permit the Trust Fund to enter into, renew or extend any New Lease if the New Lease, by its terms, will give rise to any income that does not constitute Rents from Real Property;

           (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

           (iii) authorize or permit any construction on any REO Property, other than the repair or maintenance thereof or the completion of a building or other improvement thereon, and then only if more than 10% of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

           (iv) Directly Operate or perform any construction work on, or allow any Person (other than an Independent Contractor) to Directly Operate or perform any construction work on, any REO Property on, any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Special Servicer has requested and received an Opinion of Counsel addressed to the Special Servicer and the Trustee (which opinion shall be an expense of the Trust Fund) to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) at any time that it is held by the Trust Fund, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

           The Special Servicer shall be required to contract with an Independent Contractor for the operation and management of any REO Property within 90 days of the Trust Fund's acquisition thereof (unless the Special Servicer shall have provided the Trustee with an Opinion of Counsel that the operation and management of such REO Property other than through an Independent Contractor shall not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Code Section 860G(a)(8)) (which opinion shall be an expense of the Trust Fund), provided that:

           (i) the terms and conditions of any such contract shall be reasonable and customary for the area and type of property and shall not be inconsistent herewith;

           (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above, and remit all related revenues (net of such costs and expenses) to the Special Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

           (iii) none of the provisions of this Section 3.17(b) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations to the Trust Fund or the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

           (iv) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

           The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.

           (c) Promptly following any acquisition by the Trust Fund of an REO Property, the Special Servicer shall obtain (i) an update of any appraisal performed pursuant to Section 3.10 which is more than ____ months old, or (ii) to the extent that an appraisal has not been obtained pursuant to such Section, an appraisal of such REO Property by an Independent appraiser familiar with the area in which such REO Property is located in order to determine the fair market value of such REO Property and shall notify the Depositor and the Trustee of the results of such appraisal. Any such appraisal shall be conducted in accordance with MAI standards and the cost thereof shall be an expense of the Trust Fund.

           (d) When and as necessary, the Special Servicer shall send to the Trustee a statement prepared by the Special Servicer setting forth the amount of net income or net loss, as determined for federal income tax purposes, resulting from the operation and management of a trade or business on, the furnishing or rendering of a non-customary service to the tenants of, or the receipt of any other amount not constituting Rents from Real Property in respect of, any REO Property in accordance with Section 3.17(b).

           SECTION 3.18Sale of Specially Serviced Mortgage Loans and REO Properties.

           (a) With respect to any Specially Serviced Mortgage Loan or REO Property which the Special Servicer has determined to sell in accordance with
Section 3.10 or otherwise, the Special Servicer shall deliver to the Trustee an Officer's Certificate to the effect that the Special Servicer has determined to sell such Specially Serviced Mortgage Loan or REO Property in accordance with this Section 3.18. The Special Servicer may then offer to sell to any Person such Specially Serviced Mortgage Loan or such REO Property but shall, in any event, so offer to sell such REO Property no later than the time determined by the Special Servicer to be sufficient to result in the sale of such REO Property within the period specified in Section 3.17(a). The Special Servicer shall deliver such Officer's Certificate and give the Trustee not less than [ten] Business Days prior written notice of its intention to sell such Specially Serviced Mortgage Loan or REO Property, in which case the Special Servicer shall accept any offer received from any Person that is determined by the Special Servicer to be a fair price, as determined in accordance with Section 3.18(b), for such Specially Serviced Mortgage Loan or REO Property if the offeror is a Person other than an Interested Person, or is determined to be such a price by the Trustee if the offeror is an Interested Person; provided, however, that the Trustee shall be entitled to engage at the expense of the Trust Fund, an Independent appraiser to determine whether the offer is a fair price. Notwithstanding anything to the contrary herein, neither the Trustee in its individual capacity nor any of its Affiliates, may make an offer or purchase any Specially Serviced Mortgage Loan or any REO Property pursuant hereto.

           In addition, in the event that the Special Servicer receives more than one fair offer with respect to any Specially Serviced Mortgage Loan or REO Property, the Special Servicer may accept an offer that is not the highest fair offer if it determines, in accordance with the Servicing Standard, that acceptance of such offer would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable). In the event that the Special Servicer determines with respect to any REO Property that the offers being made with respect thereto are not in the best interests of the Certificateholders and that the end of the two-year period referred to in
Section 3.17(a) with respect to such REO Property is approaching, the Special Servicer shall seek an extension of such two-year period in the manner described in Section 3.17(a); provided, however, that the Special Servicer shall use its best efforts in accordance with the Servicing Standard, to sell any REO Property no later than the day prior to the Determination Date immediately prior to the Scheduled Final Distribution Date.

           (b) In determining whether any offer received represents a fair price for any Specially Serviced Mortgage Loan or any REO Property, the Special Servicer or the Trustee may conclusively rely on the opinion of an Independent appraiser or other expert in real estate matters retained by the Special Servicer or the Trustee at the expense of the Trust Fund. In determining whether any offer constitutes a fair price for any Specially Serviced Mortgage Loan or any REO Property, the Special Servicer or the Trustee (or, if applicable, such appraiser) shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, the appraisal obtained pursuant to Section 3.10(a) and, as applicable, among other factors, the period and amount of any delinquency on such Specially Serviced Mortgage Loan, the physical (including environmental) condition of the related Mortgaged Property or such REO Property, the state of the local economy and the Trust Fund's obligation to dispose of any REO Property within the time period specified in
Section 3.17(a).

           (c) Subject to the provisions of Section 3.17, the Special Servicer shall act on behalf of the Trust Fund in negotiating and taking any other action necessary or appropriate in connection with the sale of any Specially Serviced Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of a Specially Serviced Mortgage Loan or any REO Property shall be without recourse to, or representation or warranty by, the Trustee, the Depositor, the Servicer, the Special Servicer or the Trust Fund (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title and condition, so long as the only recourse for breach thereof is to the Trust Fund), and, if such sale is consummated in accordance with the duties of the Special Servicer, the Servicer, the Depositor and the Trustee pursuant to the terms of this Agreement, no such Person who so performed shall have any liability to the Trust Fund or any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.

           (d) Net Liquidation Proceeds related to any such sale shall be promptly, and in any event within one Business Day following receipt thereof, deposited in the Collection Account in accordance with Section 3.5(a)(iv).

           SECTION 3.19Inspections.

           The Servicer (or, with respect to Specially Serviced Mortgage Loans and REO Properties, the Special Servicer) shall inspect or cause to be inspected (at its own expense) each Mortgaged Property at such times and in such manner as are consistent with the Servicing Standard, but in any event (i) inspect each Mortgaged Property at least once every 12 months commencing in unless each of the Rating Agencies has confirmed in writing that a longer period between inspections shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates; [(ii) if the Servicer or the Special Servicer retains any Financial and Lease Reporting Fees pursuant to Section 3.12, each related Mortgaged Property shall be inspected by the Servicer or the Special Servicer, as applicable, as soon as practicable thereafter, except to the extent such Mortgaged Property has been inspected by the Servicer or the Special Servicer within the immediately preceding ____ days;] and (iii) if any Monthly Payment becomes more than 60 days delinquent (without giving effect to any grace period permitted under the related Note or Mortgage), each related Mortgaged Property shall be inspected by the Special Servicer (at its own expense) as soon as practicable thereafter.

           SECTION 3.20Available Information and Notices.

           The Servicer or the Special Servicer, if applicable, shall promptly give notice to the Trustee, who will copy each Certificateholder, each Rating Agency, the Depositor and the Mortgage Loan Seller of (a) any notice from a Borrower or insurance company regarding an upcoming voluntary or involuntary prepayment (including that resulting from a casualty or condemnation) of all or part of the related Mortgage Loan (provided that a request by a Borrower or other party for a quotation of the amount necessary to satisfy all obligations with respect to a Mortgage Loan shall not, in and of itself, be deemed to be such notice); and (b) of any other occurrence known to it with respect to a Mortgage Loan or REO Property that the Servicer or the Special Servicer determines, in accordance with the Servicing Standard, would have a material effect on such Mortgage Loan or REO Property, which notice shall include an explanation as to the reason for such material effect (provided that any extension of the term of any Mortgage Loan shall be deemed to have a material effect).

           Neither the Servicer nor the Special Servicer shall be responsible for the accuracy or completeness of any information supplied to it by a Borrower or otherwise for inclusion in any such notice, and the Servicer, the Special Servicer and the Trustee shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to any statement or omission or alleged statement or omission therein, including any liability related to the inclusion of such information in any report filed with the Commission.

           In addition to the other reports and information made available and distributed to the Depositor, the Trustee or the Certificateholders pursuant to other provisions of this Agreement, the Servicer and the Special Servicer shall, in accordance with such reasonable rules and procedures as it may adopt (which may include the requirement that an agreement governing the availability, use and disclosure of such information, and which may provide indemnification to the Servicer or the Special Servicer as applicable, for any liability or damage that may arise therefrom, be executed to the extent the Servicer or the Special Servicer, as applicable, deems such action to be necessary or appropriate), also make available any information relating to the Mortgage Loans, the Mortgaged properties or the Borrower for review by the Depositor, the Trustee, the Certificateholders and any other Persons to whom the Servicer or the Special Servicer, as the case may be, believes such disclosure is appropriate, in each case except to the extent doing so is prohibited by applicable law or by any documents related to a Mortgage Loan.

           The Trustee shall also make available at its offices primarily responsible for administration of the Trust Fund, during normal business hours, for review by the Depositor, any Certificateholder, any Person identified to the Trustee by a Certificateholder as a prospective transferee of a Certificate and any other Persons to whom the Trustee believes such disclosure is appropriate, the following items: (i) this Agreement, (ii) all monthly statements to Certificateholders delivered since the Closing Date pursuant to Section 4.2(a),
(iii) all annual statements as to compliance delivered to the Trustee and the Depositor pursuant to Section 3.14 and (iv) all annual Independent accountants' reports delivered to the Trustee and the Depositor pursuant to Section 3.15. The Servicer or the Special Servicer, as appropriate, shall make available at its offices during normal business hours, for review by the Depositor, the Trustee, any Certificateholder, any Person identified to the Servicer or the Special Servicer, as applicable, by a Certificateholder as a prospective transferee of a Certificate and any other Persons to whom the Servicer or the Special Servicer, as applicable, believes such disclosure is appropriate, the following items: (i) the inspection reports prepared by or on behalf of the Servicer or the Special Servicer, as applicable, in connection with the property inspections conducted by the Servicer or the Special Servicer, as applicable, pursuant to
Section 3.19, (ii) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Servicer or the Special Servicer and (iii) any and all Officer's Certificates and other evidence delivered to the Trustee and the Depositor to support the Servicer's determination that any Advance was, or if made would be, a Nonrecoverable Advance, in each case except to the extent doing so is prohibited by applicable laws or by any documents related to a Mortgage Loan. Copies of any and all of the foregoing items shall be available from the Servicer, the Special Servicer or the Trustee, as applicable, upon request (subject to the exception in the preceding sentence). The Servicer, the Special Servicer and the Trustee shall be permitted to require payment (other than from any Rating Agency) of a sum sufficient to cover the reasonable costs and expenses incurred by it in providing copies of or access to any information requested in accordance with the previous sentence.

           The Servicer shall, on behalf of the Trust Fund, prepare, sign and file with the Commission any and all reports, statements and information respecting the Trust Fund which the Servicer or the Trustee determines are required to be filed with the Commission pursuant to Sections 13(a) or 15(d) of the 1934 Act, each such report, statement and information to be filed on or prior to the required filing date for such report, statement or information. Notwithstanding the foregoing, the Depositor shall file with the Commission, within fifteen days of the Closing Date, a Current Report on Form 8-K together with this Agreement.

           Neither the Servicer not the Trustee shall be responsible for the accuracy or completeness of any information supplied to it by a Borrower or a third party that is included in any report, statement or information filed with the Commission, and both the Servicer and the Trustee shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to any statement or omission or alleged statement or omission therein resulting from such information.

           SECTION 3.21.  Reserve Accounts.

           The Servicer shall administer each Reserve Account in accordance with the related Mortgage Loan Documents.

           SECTION 3.22.  Property Advances.

           (a) The Servicer (or, to the extent provided in Section 3.22(b), the Trustee [or the Fiscal Agent]) shall make any Property Advances as and to the extent otherwise required pursuant to the terms hereof. For purpose of calculating distributions to the Certificateholders, Property Advances shall not be considered to increase the principal balance of any Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so provide.

           (b) The Servicer shall notify the Trustee [and the Fiscal Agent] in writing promptly upon, and in any event within one Business Day after, becoming aware that it will be financially unable to make any Property Advance required to be made pursuant to the terms hereof, and in connection therewith, shall set forth in such notice the amount of such Property Advance, the Person to whom it should be paid, and the circumstances and purpose of such Property Advance, and shall set forth therein information and instructions for the payment of such Property Advance, and, on the date specified in such notice for the payment of such Property Advance, or, if no such date is specified, then within one Business Day following such notice, the Trustee shall pay the amount of such Property Advance in accordance with such information and instructions. [If the Trustee fails to make any Property Advance required to be made under this Section 3.22, the Fiscal Agent shall make such Advance on the same day the Trustee was required to make such Property Advance and, thereby, the Trustee shall not be in default under this Agreement.]

           (c) Notwithstanding anything herein to the contrary, none of the Servicer, the Trustee [or the Fiscal Agent] shall be obligated to make a Property Advance as to any Mortgage Loan or REO Property if the Servicer, the Trustee [or the Fiscal Agent] as applicable, determines that such Property Advance, if made, would be a Nonrecoverable Advance. The Trustee [and the Fiscal Agent] shall be entitled to rely, conclusively, on any determination by the Servicer that a Property Advance, if made, would be a Nonrecoverable Advance. The Trustee [and the Fiscal Agent,] in determining whether or not a Property Advance previously made is, or a proposed Property Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Servicer hereunder.

           (d) The Servicer, the Trustee [and/or the Fiscal Agent], as applicable, shall be entitled to, and the Servicer hereby covenants and agrees to promptly seek and effect, the reimbursement of Property Advances to the extent permitted pursuant to Section 3.6(ii) of this Agreement, together with any related Advance Interest Amount in respect of such Property Advances.

           (e) The Servicer, the Trustee [and/or the Fiscal Agent] shall not be required to make a Property Advance for any amounts required to cure any failure of any Mortgaged Property to comply with the Americans with Disabilities Act of 1990, as amended, and all rules and regulations promulgated pursuant thereto, or any applicable Environmental Law, and such amounts shall be paid as an expense of the Trust Fund.

           SECTION 3.23.  Appointment of Special Servicer.

           (a)                                is hereby appointed
as the initial Special Servicer to service each Specially Serviced
Mortgage Loan.

           (b) Certificateholders representing greater than [50]% of the Voting Rights of the most subordinate Class of Regular Certificates outstanding at any time shall be entitled to remove the Special Servicer with or without cause and to appoint a successor Special Servicer, provided that each Rating Agency confirms to the Trustee in writing that such appointment shall not, in and of itself, cause a withdrawal, downgrading or qualification of the then-current ratings assigned to any Class of Certificates.

           (c) The appointment of any such successor Special Servicer shall not relieve the Servicer, the Trustee [or the Fiscal Agent] of their respective obligations to make Advances as set forth herein.

           (d) No termination of the Special Servicer and appointment of a successor Special Servicer shall be effective until the successor Special Servicer has assumed all of its responsibilities, duties and liabilities hereunder pursuant to a writing satisfactory to the Trustee and each of the Rating Agencies confirms to the Trustee in writing that such assumption shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates.

           SECTION 3.24.  Transfer of Servicing Between Servicer
                          and Special Servicer; Record Keeping.

           (a) Upon determining that any Mortgage Loan has become a Specially Serviced Mortgage Loan, the Servicer shall immediately give notice thereof, together with a copy of the related Mortgage File, to the Special Servicer and shall use its best efforts to provide the Special Servicer with all information, documents (but excluding the original documents constituting such Mortgage File) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to such Mortgage Loan and reasonably requested by the Special Servicer to enable it to assume its duties hereunder with respect thereto without acting through a sub-servicer. The Servicer shall use its best efforts to comply with the preceding sentence within five Business Days of the date such Mortgage Loan became a Specially Serviced Mortgage Loan and in any event shall continue to act as Servicer and administrator of such Mortgage Loan until the Special Servicer has commenced the servicing of such Mortgage Loan, which shall occur upon the receipt by the Special Servicer of the information, documents and records referred to in the preceding sentence. With respect to each Mortgage Loan that becomes a Specially Serviced Mortgage Loan, the Servicer shall instruct the related Borrower to continue to remit all payments in respect of such Mortgage Loan to the Servicer. If Midland Loan Services, L.P. ceases to be the Servicer or ceases to be the Special Servicer, the
remaining party of the two and the successor Servicer or Special Servicer, as applicable, may agree that, notwithstanding the preceding sentence, with respect to each Mortgage Loan that became a Specially Serviced Mortgage Loan, the Servicer shall instruct the related Borrower to remit all payments in respect of such Mortgage Loan to the Special Servicer, provided that the payee in respect of such payments shall remain the Servicer.

           Upon determining that no event has occurred and is continuing with respect to a Mortgage Loan that causes such Mortgage Loan to be a Specially Serviced Mortgage Loan, the Special Servicer shall immediately give notice thereof to the Servicer and upon giving such notice, such Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan pursuant to the proviso to the definition of Specially Serviced Mortgage Loan, the Special Servicer's obligation to service such Mortgage Loan shall terminate and the obligations of the Servicer to service and administer such Mortgage Loan as a Mortgage Loan that is not a Specially Serviced Mortgage Loan shall resume. In addition, if the related Borrower has been instructed, pursuant to the last sentence of the preceding paragraph, to make payments to the Special Servicer, upon such determination, the Special Servicer shall instruct such Borrower to remit all payments in respect of such Mortgage Loan that is no longer a Specially Serviced Mortgage Loan directly to the Servicer.

           (b) In servicing any Specially Serviced Mortgage Loan, the Special Servicer shall provide to the Trustee originals of documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (to the extent such documents are in the possession of the Special Servicer) and copies of any additional related Mortgage Loan information, including correspondence with the related Borrower, and the Special Servicer shall provide copies of all of the foregoing to the Servicer.

           (c) Not later than the Business Day preceding each date on which the Servicer is required to furnish a report under Section 3.13 to the Trustee, the Special Servicer shall deliver to the Servicer a written statement describing, on a Mortgage Loan-by-Mortgage Loan basis, the amount of all payments on account of interest received on each Specially Serviced Mortgage Loan; the amount of all payments on account of principal, including Principal Prepayments, on each Specially Serviced Mortgage Loan; the amount of Insurance Proceeds and Liquidation Proceeds received with respect to each Specially Serviced Mortgage Loan; and the amount of net income or net loss, as determined for management of a trade or business on, or the furnishing or rendering of a non-customary service to the tenants of, each REO Property that previously secured a Specially Serviced Mortgage Loan, in each case in accordance with Section 3.17.

           (d) Notwithstanding the provisions of the preceding subsection (c), the Servicer shall maintain ongoing payment records with respect to each of the Specially Serviced Mortgage Loans and shall provide the Special Servicer with any information reasonably required by the Special Servicer to perform its duties under this Agreement. The Special Servicer shall provide the Servicer with any information reasonably required by the Servicer to perform its duties under this Agreement.

           SECTION 3.25Adjustment of Servicing Compensation in
                       Respect of Prepayment Interest Shortfalls.

           (a) The aggregate amount of the Prepayment Interest Surplus and Servicing Fees (in that order) that the Servicer shall be entitled to receive with respect to all of the Mortgage Loans on each Distribution Date shall be offset on such Distribution Date by an amount equal to the aggregate of the Prepayment Interest Shortfalls for such Distribution Date with respect to all Mortgage Loans. The Servicer shall include the amount by which the aggregate Servicing Fees and Prepayment Interest Surplus is offset pursuant to this Section 3.25 as part of the Pooled Available Funds on such Distribution Date. The amount of any offset against the aggregate Servicing Fees and Prepayment Interest Surplus with respect to any Distribution Date under this
Section 3.25 shall be limited to the aggregate amount of the Servicing Fees and Prepayment Interest Surplus otherwise payable to the Servicer on such Distribution Date (without adjustment on account of Prepayment Interest Shortfalls) and the rights of the Certificateholders to offset of the aggregate Prepayment Interest Shortfalls shall not be cumulative. To the extent the Servicer shall already have withdrawn or withheld Servicing Compensation required to pay Prepayment Interest Shortfalls, the Servicer shall promptly deposit in the Collection Amount such amounts to the extent required to pay Prepayment Interest Shortfalls hereunder.

           (b) To the extent that the Servicer and the Special Servicer are the same Person, the aggregate amount of the Special Servicing Fees that the Special Servicer shall be entitled to receive with respect to all of the Specially
Serviced Mortgage Loans on each Distribution Date shall be offset on such Distribution Date by an amount equal to the excess of (X) the aggregate of the Prepayment Interest Shortfalls for such Distribution Date with respect to all Mortgage Loans over (Y) the amount of Servicing Fees and Prepayment Interest Surplus offset against such Prepayment Interest Shortfalls in accordance with
Section 3.25(a). The Servicer shall include the amount by which the aggregate Special Servicing Fee is offset pursuant to this Section 3.25 as part of the Pooled Available Funds on such Distribution Date. The amount of any offset against the aggregate Special Servicing Fee with respect to any Distribution Date under this Section 3.25 shall be limited to the aggregate amount of the Special Servicing Fees otherwise payable to the Special Servicer on such Distribution Date (without adjustment on account of Prepayment Interest Shortfalls) and the rights of the Certificateholders to offset of the aggregate Prepayment Interest Shortfalls shall not be cumulative.

           SECTION 3.26.  Extension Advisor.

           The Special Servicer shall obtain the prior written approval of the Extension Advisor in respect of any proposed extension of a Mortgage Loan pursuant to Section 3.10(a) with respect to which three successive extensions shall have already been granted. The Special Servicer shall advise the Extension Advisor in a written report (in reasonable detail) if any such extension after the third successive previous extension of such Mortgage Loan with respect to a Specially Serviced Mortgage Loan is proposed and the Special Servicer shall grant such extension only if the Extension Advisor approves such extension in writing.

           The Extension Advisory Fee shall be paid to the Extension Advisor, first from loan modification fees paid by the Borrower under the related Mortgage Loan as to which an extension was requested, and, to the extent that such loan modification fees are insufficient to pay the Extension Advisory Fee, any such shortfall shall be paid from the Servicing Compensation; provided that the reduction in Servicing Compensation shall be allocated equally between the Servicer and the Special Servicer.

           The Extension Advisor may be replaced at any time by the Holders of ____% of the Voting Rights allocated to each Class of Regular Certificates, other than the most subordinate such Class of Regular Certificates, by written notice to the Extension Advisor, the Trustee and the Special Servicer. Notwithstanding anything to the contrary contained herein, in no event shall the Special Servicer be the Extension Advisor.

                                   ARTICLE IV

                DISTRIBUTIONS TO CERTIFICATEHOLDERS

           SECTION 4.1.Distributions.

           (a) (I) On each Remittance Date, to the extent of Pooled Available Funds, amounts held in the Collection Account shall be withdrawn and remitted to the Trustee for deposit in the Distribution Account in the following amounts:

                  (i)  First, pro rata (A) to the Class A-L
                       Interest in respect of interest, (1) the Interest Distribution Amount therefor, and
                       (2) the aggregate unpaid Interest
                       Shortfalls allocated to the Class A-L
                       Interest on any prior Distribution Date;
                       (B) to the Class B-L Interest in respect of interest, (1) the portion of the Interest Distribution Amount therefor that is in excess of interest thereon at the Class B Pass-Through Rate and (2) a proportionate amount of any unpaid Interest Shortfalls allocated to the Class B-L Interest on any prior Distribution Date; (C) to the Class C-L Interest in respect of interest, (1) the portion of the Interest Distribution Amount therefor that is in excess of interest thereon at the Class C Pass-Through Rate and (2) a proportionate amount of any unpaid Interest Shortfalls allocated to the Class C-L Interest on any prior Distribution Date;

                  (ii) Second, to the Class A-L Interest, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date, until the Certificate Balance thereof is reduced to zero;

                  (iii)Third,  to the Class A-L Interest,  for the  unreimbursed amounts of Realized Losses, if any, together with simple interest thereon at a rate equal to % per annum from the date on which such unreimbursed Realized Loss was allocated (or the date on which interest was last paid) to, but not including, the Distribution Date following the Remittance Date on which distributions in respect of such unreimbursed Realized
                       Loss are made pursuant to this subparagraph, up to an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Lower-Tier Regular Interest and interest thereon, provided that any distribution pursuant to this subparagraph shall be deemed to be distributed first in respect of any such interest and then in respect of any such unreimbursed Realized Loss;

                  (iv) Fourth, to the Class B-L Interest, in respect of interest, (A) the portion of the Interest Distribution Amount therefor that is equal to interest thereon at the Class B Pass-Through Rate and (B) a proportionate amount of the aggregate unpaid Interest Shortfalls allocated to the Class B-L Interest on any prior Distribution Date;

                  (v) Fifth, after the Certificate Balance of the Class A-L Interest has been reduced to zero, to the Class B-L Interest, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance of the Class B-L Interest is reduced to zero;

                  (vi) Sixth, to the Class B-L Interest, for the unreimbursed amounts of Realized Losses, if any, together with simple interest thereon at a rate equal to % per annum from the date on which such unreimbursed Realized Loss was allocated (or the date on which interest was last paid) to, but not including, the Distribution Date following the Remittance Date on which distributions in respect of such unreimbursed Realized Loss are made pursuant to this subparagraph, up to an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Lower-Tier Regular Interest and interest thereon, provided that any distribution pursuant to this subparagraph shall be deemed to be distributed first in respect of any such interest and then in respect of any such unreimbursed Realized Loss;

                  (vii)Seventh,  to  the  Class  C-L  Interest,  in  respect  of interest, (A) the portion of the Interest Distribution Amount therefor that is equal to interest thereon at the Class C Pass-Through Rate and (B) a proportionate amount of the aggregate unpaid Interest

                      Shortfalls allocated to the Class C-L
                    Interest on any prior Distribution Date;

                  (viiiEighth,  after the  Certificate  Balance of the Class B-L
                       Interest has been reduced to zero, to the Class C-L Interest, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance of the Class C-L Interest is reduced to zero;

                  (ix) Ninth, to the Class C-L Interest, for the unreimbursed amounts of Realized Losses, if any, together with simple interest thereon at a rate equal to % per annum from the date on which such unreimbursed Realized Loss was allocated (or the date on which interest was last paid) to, but not including, the Distribution Date following the Remittance Date on which distributions in respect of such unreimbursed Realized Loss are made pursuant to this subparagraph, up to an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Lower-Tier Regular Interest and interest thereon, provided that any distribution pursuant to this subparagraph shall be deemed to be distributed first in respect of any such interest and then in respect of any such unreimbursed Realized Loss;

                  [(___, to the Class [PO]-L  Interest,  in respect of interest,
                       (A) the Interest Distribution Amount therefor and (B) the aggregate unpaid Interest Shortfalls allocated to the Class [PO]- L Interest on any prior Distribution Date;]

                  [(___,  after  the  Certificate  Balance  of  the  Class  __-L
                       Interest has been reduced to zero, to the Class [PO]-L Interest, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance of the Class [PO]-L Interest is reduced to zero;]

                  [( )           , if such Remittance Date occurs
                    -     -------
                          after the EC Maturity Date, to (i) the Class C-L Interest, (ii) the Class B-L Interest, (iii) the Class A-L Interest, and [(iv) the Class [PO]-L Interest], in that order, in reduction of the Certificate Balance of each thereof, any remaining portion of Pooled Available Funds in the Collection Account, until the Certificate Balance of each has been reduced to zero;]

                  [(__), to the  Class  [PO]-L  Interest,  for the  unreimbursed amounts of Realized Losses, if any, together with simple interest thereon at a rate equal to _____% per annum from the date on which such unreimbursed Realized Loss was allocated (or the date on which interest was last paid) to, but not including, the Distribution Date following the Remittance Date on which distributions in respect of such unreimbursed Realized Loss are made pursuant to this subparagraph, up to an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to such Lower-Tier Regular Interests and interest thereon, provided that any distribution pursuant to this subparagraph shall be deemed to be distributed first in respect of any such interest and then in respect of any such unreimbursed Realized Loss; and]

                  (___)            , to the Class LR Certificates,
                       any Pooled Available Funds remaining in the
                               Collection Account.

           (II) On each Remittance Date, the Trustee shall receive for deposit into the Distribution Account in respect of each Lower-Tier Regular Interest, distributions from amounts on deposit in the Collection Account in respect of Prepayment Premiums, if any, distributable to its Related Certificate pursuant to Section 4.1(c)(I).

           (b) (I) On each Distribution Date, to the extent of amounts remitted to the Distribution Account pursuant to Section 4.1(a)(I), Holders of each Class of Certificates (other than the Class LR Certificates) shall receive distributions from amounts on deposit in the Distribution Account, up to the Pooled Available Funds for such Distribution Date, in the amounts and in the order of priority set forth below:

                  (i) First, to the Class A Certificates up to an amount equal to the Class Interest
                          Distribution Amount of such Class for
                          such Distribution Date;

                  (ii) Second, to the Class A Certificates up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

                  (iii) Third, to the Class A Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date, until the Certificate Balance thereof is reduced to zero;

                  (iv) Fourth, to the Class A Certificates for the unreimbursed amounts of Realized Losses, if any, together with simple interest thereon at a rate equal to _____% per annum from the date on which such unreimbursed Realized Loss was allocated (or the date on which interest was last paid) to, but not including, the Distribution Date on which distributions in respect of such unreimbursed Realized Loss are made pursuant to this subparagraph, up to an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to the Class A Certificates and interest thereon, provided that any distribution pursuant to this subparagraph shall be deemed to be distributed first in respect of any such interest and then in respect of any such unreimbursed Realized Loss;

                  (v)     Fifth, to the Class B Certificates, up
                          to an amount equal to the Class Interest
                          Distribution Amount of such Class for
                          such Distribution Date;

                  (vi) Sixth, to the Class B Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

                  (vii) Seventh, after the Certificate Balance of the Class A Certificates has been reduced to zero, to the Class B Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;

                  (viii) Eighth, to the Class B Certificates, for the unreimbursed amounts of Realized
                          Losses, if any, together with simple
                          interest thereon at a rate equal to
                          _____% per annum from the date on which
                          such unreimbursed Realized Loss was
                          allocated (or the date on which interest was last paid) to, but not including, the Distribution Date on which distributions in respect of such unreimbursed Realized Loss are made pursuant to this subparagraph, up to an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to the Class B Certificates and interest thereon, provided that any distribution pursuant to this subparagraph shall be deemed to be distributed first in respect of any such interest and then in respect of any such unreimbursed Realized Loss;

                  (ix) Ninth, to the Class C Certificates, up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;

                  (x) Tenth, to the Class C Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

                  (xi) Eleventh, after the Certificate Balance of the Class B Certificates has been reduced to zero, to the Class C Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;

                  (xii) Twelfth, to the Class C Certificates, for the unreimbursed amounts of Realized Losses, if any, together with simple interest thereon at a rate equal to _____% per annum from the date on which such unreimbursed Realized Loss was allocated (or the date on which interest was last paid) to, but not including, the Distribution Date on which distributions in respect of such unreimbursed Realized Loss are made pursuant to this subparagraph, up to an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to the Class C Certificates and interest thereon, provided that any distribution pursuant to this subparagraph shall be deemed to be distributed first in respect of any such interest and then in respect of any such unreimbursed Realized Loss;

                  [(___)               , to the Class [IO]
                          Certificates, up to an amount equal to
                          the Class Interest Distribution Amount
                          of such Class for such Distribution
                          Date;]

                  [(___)  , to the  Class  [IO]  Certificates,  up to an  amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;]

                  [(___)             , after the Certificate
                          -----------
                          Balance of the Class __ Certificates has been reduced to zero, to the Class [PO] Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;]

                  [(___)               , if such Distribution Date
                          -------------
                          occurs after the EC Maturity Date, to (i) the Class C Certificates, (ii) the Class B Certificates, (iii) the Class A Certificates and [(iv) the Class [PO] Certificates, in that order], in reduction of the Certificate Balance of each thereof, any remaining portion of Pooled Available Funds in the Distribution Account, until the Certificate Balance of each has been reduced to zero;]

                  [(___)               , to the Class [PO]
                          -------------
                          Certificates, for the unreimbursed amounts of Realized Losses, if any, together with simple interest thereon at a rate equal to _____% per annum from the date on which such unreimbursed Realized Loss was allocated (or the date on which interest was last paid) to, but not including, the Distribution Date on which distributions in respect of such unreimbursed Realized Loss are made pursuant to this subparagraph, up to an amount equal to the aggregate of such unreimbursed Realized Losses previously allocated to the Class [PO] Certificates and interest thereon, provided that any distribution pursuant to this subparagraph shall be deemed to be distributed first in respect of any such interest and then in respect of any such unreimbursed Realized Loss;]

                  [(___)               , to the Class [EC]
                          Certificates, up to an amount equal to
                          the aggregate unpaid Class Interest
                          Shortfalls
                          previously allocated to such class on
                          any previous Distribution Dates and not
                          paid;]

                  [(___)               , to the Class [EC]
                          Certificates, up to an amount equal to
                          the Class Interest Distribution Amount
                          of such Class for such Distribution
                          Date;]

           [Notwithstanding anything to the contrary in this Agreement, on each Distribution Date prior to the earlier of (i) the [Senior] Principal Distribution Cross-Over Date and (ii) the final Distribution Date in connection with the termination of the Trust Fund, all distributions of principal to the Class __-1 Certificates and the Class __-2 Certificates will be paid, first, to holders of the Class __-1 Certificates until the Certificate Balance of such Certificates is reduced to zero, and thereafter, to holders of the Class __-2 Certificates, until the Certificate Balance of such Certificates is reduced to zero. On each Distribution Date on and after the [Senior] Principal Distribution Cross-Over Date, and in any event on the final Distribution Date in connection with the termination of the Trust Fund, distributions of principal on the Class __-1 Certificates and the Class __-2 Certificates will be paid to holders of such two Class of Certificates, pro rata in accordance with their respective Certificate Balances outstanding immediately prior to such Distribution Date, until the Certificate Balance of each such Class of Certificates is reduced to zero.]

           (II) On each Distribution Date, amounts remaining in the Distribution Account following the distributions to the Certificates pursuant to Section 4.1(b) and (c) shall be distributed to the Class R Certificates.

           (c) On each Distribution Date, following the distribution from the Collection Account to the Distribution Account pursuant to Section 4.1(a)(II), the Paying Agent shall make distributions of Prepayment Premiums with respect to any Principal Prepayments received in the related Collection Period from amounts deposited in the Distribution Account pursuant to Section 4.6(b)(i) as follows:

           [(I) On each Distribution Date up to and including the EC Maturity Date, Prepayment Premiums received with respect to Yield Maintenance Loans during the Yield Maintenance Period for such Yield Maintenance Loans, shall be distributed to the Holders of the Certificates outstanding on such Distribution Date, in the following amounts and order of priority:

                  (i) First, to the Class of Certificates which is entitled to distributions in respect of principal on such Distribution Date (other than pursuant to clause of Section 4.1(b)(I)), an amount equal to (A) the present value (discounted at the Discount Rate) of the principal and interest distributions that would have been paid in respect of such Class of Certificates from the Distribution Date occurring in the following month until the Certificate Balance of such Class of Certificates would have been reduced to zero had the related prepayment not occurred (and assuming no other prepayments were made), less (B) the present value (discounted at the Discount Rate) of the principal and interest distributions that will be paid in respect of such Class of Certificates from the Distribution Date occurring in the following month until the Certificate Balance of such Class of Certificates is reduced to zero following such prepayment (assuming no further prepayments are made and no delinquencies or defaults occur) less (C) the amount of such prepayment; provided that if more than one Class of Certificates is entitled to distributions in respect of principal on such Distribution Date (other than pursuant to clause of Section 4.1(b)(I)), the amount set forth herein shall be calculated for each such Class, and the amount of Prepayment Premiums shall be allocated among such Classes, pro rata in accordance with the amounts so calculated, up to an amount equal to the sum of such amounts so calculated; and

                (ii) Second, any remaining Prepayment Premiums
      following the distribution in clause       above, to the
      Class [EC] Certificates.

           (II) With respect to each Distribution Date up to and including the EC Maturity Date, any Prepayment Premiums received with respect to any Mortgage Loan that is not a Yield Maintenance Loan and any Prepayment Premiums received with respect to any Yield Maintenance Loan after the related Yield Maintenance Period will be allocated solely to the Class [EC] Certificates.]

           (III) The Servicer will be entitled to receive as additional Servicing Compensation amount of any Prepayment Premiums received in any Collection Period [subsequent to the Collection Period related to the EC Maturity Date].

           (IV) Notwithstanding the foregoing, Prepayment Premiums shall be distributed on any Distribution Date only to the extent they are received in respect of the Mortgage Loans in the related Collection Period.

           (d) The Certificate Balances of the Lower-Tier Regular Interests will be reduced without distribution on any Distribution Date as a write-off to the extent of any Realized Losses with respect to such date. Any such write-offs will be applied to the Lower Tier Regular Interests: first, to the Class C-L
Interest; second, to the Class B-L Interest; and third, to the Class A-L Interest. [If Class [PO] Certificates, insert where appropriate.]

The Certificate Balances of the Certificates (other than the [Class [EC],] [Class [IO],] Class R and Class LR Certificates) will be reduced without distribution on any Distribution Date, as a write-off, to the extent that, after allocation of Realized Losses in accordance with the preceding sentence, the Certificate Balance of any Class of Certificates exceeds the Certificate Balance of its Related Lower-Tier Regular Interest.

           (e) All amounts distributable to a Class of Certificates pursuant to this Section 4.1 on each Distribution Date shall be allocated pro rata among the outstanding Certificates in each such Class based on their respective Percentage Interests. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date by check mailed by first class mail to the address set forth therefor in the Certificate Register or, provided that such Certificateholder holds Certificates with an aggregate initial Certificate Balance, [Class [EC] Notional Balance or Class [IO] Notional Balance] in excess of $_________, and shall have provided the Paying Agent with wire instructions in writing at least ____ Business Days prior to the related Record Date, by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) maintained in the [Borough of Manhattan] that is specified in the notice to Certificateholders of such final distribution.

           (f) Except as otherwise provided in Section 9.1 with respect to an Anticipated Termination Date, the Trustee shall, no later than the _________ day of the month in the month preceding the Distribution Date on which the final distribution with respect to any Class of Certificates is expected to be made or such later day as the Trustee becomes aware that the final distribution with respect to any Class of Certificates is expected to be made on the succeeding Distribution Date, mail to each Holder of such Class of Certificates, on such day a notice to the effect that:

           (A) the Trustee reasonably expects, based upon information previously provided to it, that the final distribution with respect to such Class of Certificates will be made on such Distribution Date, but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified; and

           (B) if such final distribution is made on such Distribution Date, no interest shall accrue on such Certificates from and after such Distribution Date;

provided, however, that the Class R and Class LR Certificates shall remain outstanding until there is no other Class of Certificates or Lower-Tier Regular Interests outstanding.

           Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such Distribution Date, be set aside and held in trust for the benefit of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.1(f) shall not have been surrendered for cancellation within _____ months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive from such funds held the final distribution with respect thereto. If, within ____ year[s] after the second notice, any of such Certificates shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining nontendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds in trust and of contacting such Certificateholders shall be paid out of such funds. If, within _____ years after the second notice, any such Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Trustee all amounts distributable to the Holders thereof, and the Trustee shall thereafter hold such amounts for the benefit of such Holders until the earlier of (i) its termination as Trustee hereunder and the transfer of such amounts to a successor Trustee and
(ii) the termination of the Trust Fund and distribution of such amounts to the Class LR Certificateholders. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder or by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.1(f). Any such amounts transferred to the Trustee may be invested in Permitted Investments and all income and gain realized from investment of such funds shall be for the benefit of the Trustee. In the event the Trustee is permitted or required to invest any amounts in Permitted Investments under this Agreement, whether in its capacity as Trustee or in the event of its assumption of the duties of, or becoming the successor to, the Servicer in accordance with the terms of this Agreement, it shall invest such amounts in [the following] Permitted Investments [and priority, in each case only for so long as any such investment shall continue to be a Permitted Investment: (1) , (2) , (3) and (4) if none of (1)-(3) above are available, Permitted Investments under clause (i) of the definition of Permitted Investments]. The Trustee shall indemnify the related Certificateholders against any loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

           (g) Notwithstanding any provision in this Agreement to the contrary, the aggregate amount distributable to each Class pursuant to this Section 4.1 shall be reduced by the aggregate amount paid to any Person pursuant to Section
6.3 or Section 8.5(d), such reduction to be allocated among such Classes pro rata, based upon the respective amounts so distributable without taking into account the provision of this Section 4.1(g). Such reduction of amounts otherwise distributable to a Class shall be allocated first in respect of interest and second in respect of principal. For purposes of determining Interest Shortfalls and Certificate Balances, the amount of any such reduction so allocated to a Class shall be deemed to have been distributed to such Class.

           SECTION 4.2.Statements to Rating Agencies and
                       Certificateholders; Available Information;
                       Information Furnished to Financial Market
                       Publisher.

           (a) On each Distribution Date, the Trustee shall prepare and forward by mail to each Rating Agency and each Holder of a Certificate, with copies to the Depositor, Paying Agent, Servicer and Special Servicer, a statement as to such distribution setting forth for each Class, as applicable:

           [describe information to be included in statement]

           Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Certificate (except for a Class R or Class LR Certificate) and to each Rating Agency a statement containing the information set forth in subclauses (__) and (__) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

           On each Distribution Date, the Trustee shall forward to each Holder of a Class R or Class LR Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Class R or Class LR Certificates on such Distribution Date.

           Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Certificate a statement setting forth the amounts actually distributed with respect to such Certificate aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

           In addition to the reports required to be delivered  pursuant to this
Section 4.2(a), the Trustee shall make available upon request to each proposed transferee of a Privately Placed Certificate such additional information, if any, in its possession as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

           [(b) On or within _____ Business Days following each Distribution Date, the Trustee shall prepare and furnish to the Financial Market Publisher and the Placement Agent, using the format and media mutually agreed upon by the Trustee, the Financial Market Publisher and the Placement Agent, the following information regarding each Mortgage Loan and any other information reasonably requested by the Placement Agent and available to the Trustee:

           (i)    an identifying loan number;

           (ii)   the Mortgage Rate; and

           (iii)  the principal balance as of such Distribution
                  Date.]

The Trustee shall only be obligated to deliver the statements, reports and information contemplated by Section 4.2[(a) and 4.2(b)] to the extent it receives the necessary underlying information from the Servicer and shall not be liable for any failure to deliver any thereof on the prescribed Due Dates, to the extent such failure is caused by the Servicer's failure to deliver such underlying information in a timely manner. Nothing herein shall obligate the Trustee, the Servicer or the Special Servicer to violate (in the reasonable judgment of the Servicer, the Special Servicer or the Trustee, as appropriate) any applicable law or provision of any Mortgage Loan document prohibiting disclosure of information with respect to any Borrower and the failure of the Trustee, the Servicer or the Special Servicer to disseminate information for such reason shall not be a breach hereof.

           SECTION 4.3.Compliance with Withholding Requirements.

           Notwithstanding any other provision of this Agreement, the Paying Agent shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Paying Agent reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. The Paying Agent agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that is a non-U.S. Person that has furnished or caused to be furnished (i) an effective Form W-8 or Form W-9 or an acceptable substitute form or a successor form and who has informed the Trustee in writing that it is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Trust Fund or the Depositor, or (ii) an effective Form 4224 or an acceptable substitute form or a successor form. In the event the Paying Agent or its agent withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Paying Agent shall indicate the amount withheld to such Certificateholder. Any amount so withheld shall be treated as having been distributed to such Certificateholder for all purposes of this Agreement.

           SECTION 4.4.REMIC Compliance.

           (a) The parties intend that each of the Upper-Tier REMIC and the Lower-- Tier REMIC shall constitute, and that the affairs of each of the Upper-Tier REMIC and the Lower-Tier REMIC shall be conducted so as to qualify it as, a "real estate mortgage investment conduit" as defined in, and in accordance with, the REMIC Provisions, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall, to the extent permitted by applicable law, act as agent, and is hereby appointed to act as agent, of each of the Upper-Tier REMIC and the Lower-Tier REMIC and shall on behalf of each of the Upper-Tier REMIC and the Lower-Tier
REMIC: (i) prepare, sign and file,
or cause to be prepared and filed, all required Tax Returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC, using a calendar year as the taxable year for each of the Upper-Tier REMIC and the Lower-Tier REMIC, when and as required by the REMIC Provisions and other applicable federal, state or local income tax laws; (ii) make an election, on behalf of each of the Upper-Tier REMIC and the Lower-Tier REMIC, to be treated as a REMIC on Form 1066 for its first taxable year, in accordance with the REMIC Provisions; (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and the Internal Revenue Service and applicable state and local tax authorities all information reports as and when required to be provided to them in accordance with the REMIC Provisions; (iv) if the filing or distribution of any documents of an administrative nature not addressed in clauses (i) through (iii) of this
Section 4.4 is then required by the REMIC Provisions in order to maintain the status of the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC or is otherwise required by the Code, prepare, sign and file or distribute, or cause to be prepared and signed and filed or distributed, such documents with or to such Persons when and as required by the REMIC Provisions or the Code or comparable provisions of state and local law; (v) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title and address of the Person that the holders of the Certificates may contact for tax information relating thereto (and the Trustee shall act as the representative of each of the Upper-Tier REMIC and the Lower-Tier REMIC for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code (and the Depositor agrees within 10 Business Days of the Closing Date, to provide any information reasonably requested by the Trustee and necessary to make such filing); and (vi) maintain such records relating to each of the Upper-Tier REMIC and the Lower-Tier REMIC as may be necessary to prepare the foregoing returns, schedules, statements or information, such records, for federal income tax purposes, to be maintained on a calendar year and on an accrual basis. The Holder of the largest Percentage Interest in the Class R or Class LR Certificates shall be the tax matters person of the Upper-Tier REMIC or the Lower-Tier REMIC, respectively, pursuant to Treasury Regulations Section 1.860F-4(d). If more than one Holder should hold an equal Percentage Interest in the Class R or Class LR Certificates larger than that held by any other Holder, the first such Holder to have acquired such Class R or Class LR Certificates shall be such tax matters person. The Trustee shall act as attorney-in-fact and agent for the tax matters person of each of the Upper-Tier REMIC and the Lower-Tier REMIC, and each Holder of a Percentage Interest in the Class R or Class LR Certificates, by acceptance thereof, is deemed to have consented to the Trustee's appointment in such capacity and agrees to execute any documents required to give effect thereto, and any fees and expenses incurred by the Trustee in connection with any audit or administrative or judicial proceeding shall be paid by the Trust Fund. The Trustee shall not intentionally take any action or intentionally omit to take any action if, in taking or omitting to take such action, the Trustee knows that such action or omission (as the case may be) would cause the termination of the REMIC status of the Upper-Tier REMIC or the Lower-Tier REMIC or the imposition of tax on the Upper-Tier REMIC or the Lower-Tier REMIC (other than a tax on income expressly permitted or contemplated to be received by the terms of this Agreement). Notwithstanding any provision of this paragraph to the contrary, the

Trustee shall not be required to take any action that the Trustee in good faith believes to be inconsistent with any other provision of this Agreement, nor shall the Trustee be deemed in violation of this paragraph if it takes any action expressly required or authorized by any other provision of this Agreement, and the Trustee shall have no responsibility or liability with respect to any act or omission of the Depositor or the Servicer or the Special Servicer which causes the Trustee to be unable to comply with any of clauses (i) through (vi) of the fifth preceding sentence or which results in any action contemplated by clauses (i) or (ii) of the next succeeding sentence. In this regard the Trustee shall (i) exercise reasonable care not to allow the occurrence of any "prohibited transactions" with the meaning of Code Section 860F(a), unless the party seeking such action shall have delivered to the Trustee an Opinion of Counsel (at such party's expense) that such occurrence would not (A) result in a taxable gain, (B) otherwise subject the Upper-Tier REMIC or the Lower-Tier REMIC to tax (other than a tax at the highest marginal corporate tax rate on net income from foreclosure property), or (C) cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC; and
(ii) exercise reasonable care not to allow the Trust Fund to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC (provided, however, that the receipt of any income expressly permitted or contemplated by the terms of this Agreement shall not be deemed to violate this clause). Neither the Servicer, the Special Servicer nor the Depositor shall be responsible or liable (except in connection with any act or omission referred to in the two preceding sentences) for any failure by the Trustee to comply with the provisions of this Section 4.4. The Depositor, the Special Servicer and the Servicer shall cooperate in a timely manner with the Trustee in supplying any information within the Depositor's, the Special Servicer's or the Servicer's control (other than any confidential information) that is reasonably necessary to enable the Trustee to perform its duties under this Section 4.4.

           (b) The following assumptions are to be used for purposes of determining the anticipated payments of principal and interest for calculating the original yield to maturity and original issue discount with respect to the Regular Certificates: (i) each Mortgage Loan will pay principal and interest in accordance with its terms and scheduled payments will be timely received on their Due Dates, provided that the Mortgage Loans in the aggregate will prepay in accordance with the Prepayment Assumption; (ii) none of the Servicer, the Depositor and the Class LR Certificateholders will exercise the right described in Section 9.1 of this Agreement to cause early termination of the Trust Fund; and (iii) no Mortgage Loan is repurchased by the Depositor.

           SECTION 4.5.Imposition of Tax on the Trust Fund.

           In the event that any tax, including interest, penalties or assessments, additional amounts or additions to tax, is imposed on the
Upper-Tier REMIC or the Lower-Tier REMIC, such tax shall be charged against amounts otherwise distributable to the Holders of the Certificates; provided, that any taxes imposed on any net income from foreclosure property pursuant to Code Section 860G(d) or any similar tax imposed by a state or local jurisdiction shall instead be treated as an expense of the related REO Property in determining Net REO Proceeds with respect to such REO Property (and until such taxes are paid, the Servicer from time to time shall withdraw from the Collection Account amounts reasonably determined by the Special Servicer to be necessary to pay such taxes, which the Servicer shall maintain in a separate, non-interest-bearing account, and the Servicer shall deposit in the Collection Account the excess determined by the Servicer from time to time of the amount in such account over the amount necessary to pay such taxes) and shall be paid therefrom. Except as provided in the preceding sentence, the Trustee is hereby authorized to and shall retain or cause to be retained from Pooled Available Funds sufficient funds to pay or provide for the payment of, and to actually pay, such tax as is legally owed by the Upper-Tier REMIC or the Lower-Tier REMIC (but such authorization shall not prevent the Trustee from contesting, at the expense of the Trust Fund, any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Trustee is hereby authorized to and shall segregate or cause to be segregated, in a separate non-interest bearing account, (i) the net income from any "prohibited transaction" under Code Section 860F(a) or (ii) the amount of any contribution to the Upper-Tier REMIC or the Lower-Tier REMIC after the Startup Day that is subject to tax under Code Section 860G(d) and use such income or amount, to the extent necessary, to pay such tax, such amounts to be segregated from the Collection Account with respect to any such net income of or contribution to the Lower-Tier REMIC and from the Distribution Account with respect to any such net income of or contribution to the Upper-Tier REMIC (and return the balance thereof, if any, to the Collection Account or the Distribution Account, as the case may be). To the extent that any such tax is paid to the Internal Revenue Service, the Trustee shall retain an equal amount from future amounts otherwise distributable to the Holders of the Class R or the Class LR Certificates as the case may be, and shall distribute such retained amounts to the Holders of Regular Certificates or Lower-Tier Regular Interests, as applicable, until they are fully reimbursed and then to the Holders of the Class R Certificates or the Class LR Certificates, as applicable. Neither the Servicer, the Special Servicer nor the Trustee shall be responsible for any taxes imposed on the Upper-Tier REMIC or the Lower-Tier REMIC, in either case, except to the extent such tax is attributable to a breach of a representation or warranty of the Servicer or the Special Servicer or an act or omission of the Servicer, the Special Servicer or the Trustee in contravention of this Agreement, provided, further, that such breach, act or omission could result in liability under Section 6.3 in the case of the Servicer or Special Servicer or
Section 4.4 or 8.1, in the case of the Trustee. Notwithstanding anything in this Agreement to the contrary, in each such case, the Servicer and the Special Servicer shall not be responsible for the Trustee's breaches, acts or omissions, and the Trustee shall not be responsible for the breaches, acts or omissions of the Servicer or the Special Servicer.

           SECTION 4.6.Remittances; P&I Advances.

           (a) For purposes of this Section 4.6, "Applicable Monthly Payment" shall mean, for any Mortgage Loan with respect to any month, (A) if such Mortgage Loan is delinquent as to its Balloon Payment (including any Mortgage Loan as to which the related

Mortgaged Property has become an REO Property and for any month after the related Balloon Payment would have been due), the related Assumed Scheduled Payment and (B) if such Mortgage Loan is not described by the preceding clause (including any such Mortgage Loan as to which the related Mortgaged Property has become an REO Property), the Monthly Payment.

           (b) On the Remittance Date immediately preceding each Distribution Date, the Servicer shall:

                  (i) remit to the Trustee from the Collection Account for deposit in the Distribution Account an amount equal to the Prepayment Premiums received by the Servicer in the Collection Period preceding such Remittance Date;

                  (ii) remit to the Trustee from the Collection Account for deposit in the Distribution Account an amount equal to the Pooled Available Funds for such Distribution Date (excluding P&I Advances); and

                  (iii) make an advance (each, a "P&I Advance"), by deposit into the Collection Account, and remit such amount to the Distribution Account in an amount equal to the sum of the Applicable Monthly Payment for each Mortgage Loan, to the extent such amounts were not received on such Mortgage Loans as of the close of business on the Business Day immediately preceding the Remittance Date.

           (c) With respect to each Remittance Date, the Servicer shall determine (a) with respect to each Seriously Delinquent Loan, the excess, if any, of (x) the sum of the following amounts with respect to such Seriously Delinquent Loan: (i) the outstanding principal balance thereof that is due and payable; (ii) the interest portion of any unreimbursed P&I Advances with respect thereto; (iii) any unreimbursed Property Advances with respect thereto; and (iv) any currently due and payable or delinquent property taxes with respect thereto over (y) the appraised value (as reflected in the related Updated Appraisal) thereof and (b) the sum of all amounts described in clause (a) (such sum, the "Anticipated Loss"). Notwithstanding Section 4.6(b)(iii), with respect to any Remittance Date, the Servicer shall make a P&I Advance with respect to any Seriously Delinquent Loan only to the extent that Pooled Available Funds for the related Distribution Date (exclusive of any P&I Advance with respect to any Seriously Delinquent Loans) are insufficient to make distributions to all Classes of Lower-Tier Regular Interests and all Classes of Certificates pursuant to Section 4.1(a)(I) and Section 4.1(b)(I), respectively, other than, in each case, the most subordinate Class then outstanding and any other Class as to which the aggregate of the Certificate Balances of all Classes subordinate to such Class does not equal or exceed the Anticipated Loss. In the event that, with respect to any Remittance Date, more than one Mortgage Loan is a Seriously Delinquent Loan, the Servicer shall designate on its records the specific Seriously Delinquent Loans as to which any P&I Advance shall be deemed to have been made. Any such designation of P&I Advances to specific Seriously Delinquent Loans shall be made, first, among Seriously Delinquent Loans (excluding any REO Mortgage Loans) as to which the related Borrower is delinquent only in the payment of Monthly Payments; second, among Seriously Delinquent Loans (excluding REO Mortgage Loans) as to which the related Borrower is delinquent in the payment of a Balloon Payment; and third, among Seriously Delinquent Loans that are REO Mortgage Loans; provided, however, that any such designation shall be made first to those Seriously Delinquent Loans in respect of which the Servicer reasonably determines that such P&I Advance is most likely to be recoverable.

           (d)    [Reserved]

           (e) If, as of 5:00 p.m., New York City time, on any Remittance Date the Servicer shall not (i) have made the P&I Advance required to have been made on such date pursuant to Section 4.6(b)(iii) or (ii) delivered the certificate and documentation related to a determination of nonrecoverability, [the Trustee shall immediately notify the Fiscal Agent by telephone promptly confirmed in writing, and] the Trustee shall no later than 10:00 a.m., New York City time, on such Distribution Date deposit into the Distribution Account in immediately available funds an amount equal to the P&I Advances otherwise required to have been made by the Servicer. [If the Trustee fails to make any P&I Advance required to be made under this Section 4.6, the Fiscal Agent shall make such P&I Advance not later than 11:00 a.m., New York City time, on such Distribution Date and, thereby, the Trustee shall not be in default under this Agreement.]

           (f) Anything to the contrary in this Agreement notwithstanding, none of the Servicer, the Trustee [or the Fiscal Agent] shall be obligated to make a P&I Advance on any date on which a P&I Advance is otherwise required to be made by this Section 4.6 if the Servicer, the Trustee [or the Fiscal Agent], as applicable, determines that such advance will be a Nonrecoverable Advance. The Trustee [and the Fiscal Agent] shall be entitled to rely, conclusively, on any determination by the Servicer that a P&I Advance, if made, would be a Nonrecoverable Advance. The Trustee [and the Fiscal Agent], in determining whether or not a P&I Advance previously made is, or a proposed P&I Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Servicer hereunder.

           (g) The Servicer, the Trustee [or the Fiscal Agent], as applicable, shall be entitled to, and hereby covenants and agrees to promptly seek and effect, the reimbursement of P&I Advances it makes to the extent permitted pursuant to Section 3.6(ii) of this Agreement together with any related Advance Interest Amount in respect of such P&I Advances to the extent permitted pursuant to Section 3.6(iii).

                                    ARTICLE V

                                THE CERTIFICATES

           SECTION 5.1.The Certificates.

           The Certificates consist of the Class A Certificates, the Class B Certificates, the Class C Certificates, the [Class [EC] Certificates,] [the Class [IO] Certificates,] [the [Class [PO] Certificates,] the Class R Certificates and the Class LR Certificates.

           The Class A, Class B, Class C, [Class [EC], Class [IO], Class [PO],] Class R and Class LR Certificates will be substantially in the forms annexed hereto as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7 and A-8, respectively. The Certificates of each Class will be issuable in definitive physical form only, registered in the name of the holders thereof; [provided, however, that in accordance with Section 5.3 beneficial ownership interests in the Class Certificates shall initially be represented by Book-Entry Certificates held and transferred through the book-entry facilities of the Securities Depository,] in minimum denominations of authorized initial Certificate Balance [or notional amount] (except with respect to the Class R and Class LR Certificates), as described in the succeeding table. [The Book-Entry Certificates shall be in minimum denominations of [$100,000] and multiples of [$1,000] in excess thereof and] the Certificates [other than Book-Entry Certificates] shall be in minimum denominations of [$100,000] and multiples of [$1] in excess thereof, except one Certificate of each such Class may be issued which represents a different initial Certificate Balance [or Notional Balance] to accommodate the remainder of the initial Certificate Balance [or related Notional amount]. Each Certificate will share ratably in all rights of the related Class. The Class R and LR Certificates shall each be issuable in one or more registered, definitive physical certificates in minimum denominations of [5]% Percentage Interests and integral multiples of a [1]% Percentage Interest in excess thereof and together aggregating the entire 100% Percentage Interest in each such Class.

                                    Aggregate Denominations
                                 of all Certificates of Class
                   Minimum    (in initial Certificate Balance [or
          Class Denomination       initial Notional Balance])
            A    [$100,000]             $
            B     [100,000]             $
            C     [100,000]             $
          [EC]    [100,000]             $
          [IO]    [100,000]             $
          [PO]    [100,000]             $

           Any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage.

           Each Certificate may be printed or in typewritten or similar form, and each Certificate shall, upon original issue, be executed and authenticated by the Trustee or the Authenticating Agent and delivered to the Depositor. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee or Authenticating Agent by an authorized officer or signatory.
Certificates bearing the signature of an individual who was at any time the proper officer or signatory of the Trustee or Authenticating Agent shall bind the Trustee or Authenticating Agent, notwithstanding that such individual has ceased to hold such office or position prior to the delivery of such Certificates or did not hold such office or position at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication in the form set forth in Exhibits A-1 through A-8 executed by the Authenticating Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

           SECTION     5.2.Registration, Transfer and Exchange of Certificates.

           (a) The Trustee shall keep or cause to be kept at the Corporate Trust Office books (the "Certificate Register") for the registration, transfer and exchange of Certificates (the Trustee, in such capacity, being the "Certificate Registrar"). The names and addresses of all Certificateholders and the names and addresses of the transferees of any Certificates shall be registered in the Certificate Register. The Person in whose name any Certificate is so registered shall be deemed and treated as the sole owner and Holder thereof for all purposes of this Agreement and the Certificate Registrar, the Servicer, the Special Servicer, the Trustee, any Paying Agent and any agent of any of them shall not be affected by any notice or knowledge to the contrary. An Individual Certificate is transferable or exchangeable only upon the surrender of such Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the requirements of Section 5.2(c), (d), (e) and (f). Upon request of the Trustee, the Certificate Registrar shall provide the Trustee with the names, addresses and Percentage Interests of the Holders.

           (b) Upon surrender for registration of transfer of any Individual Certificate, subject to the requirements of Section 5.2(c), (d), (e) and (f), the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new
Certificates in authorized denominations of a like aggregate Certificate Balance. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.2(e). Each Certificate surrendered for registration of transfer shall be cancelled and subsequently destroyed by the Certificate Registrar. Each new Certificate issued pursuant to this Section 5.2 shall be registered in the name of any Person as the transferring Holder may request, subject to the provisions of
Section 5.2(c), (d), (e) and (f).

           (c) The exchange, transfer and registration of transfer of Individual Certificates that are Privately Placed Certificates shall be subject to the restrictions set forth below (in addition to the provisions of Section 5.2(d), (e) and (f)):

           (i) The Certificate Registrar shall register the transfer of an Individual Certificate that is a Privately Placed Certificate if the requested transfer is being made to a transferee who has provided the Certificate Registrar with an Investment Representation Letter substantially in the form of Exhibit D-1 hereto (an "Investment
                                                    ----------
                Representation Letter"), to the effect that the
                -------------- ------
                transfer is being made to a Qualified
                Institutional Buyer in accordance with Rule 144A;
                or

           (ii) The Certificate Registrar shall register the transfer of an Individual Certificate that is a Privately Placed Certificate (other than a Class R or Class LR Certificate), if prior to the transfer, the transferee furnishes to the Certificate Registrar
                (1) an Investment Representation Letter to the effect that the transfer is being made to an Institutional Accredited Investor in accordance with an applicable exemption under the Act, (2) an Opinion of Counsel acceptable to the Certificate Registrar that such transfer is in compliance with the Act, and (3) a written undertaking by the transferor to reimburse the Trust for any costs incurred by it in connection with the proposed transfer. In addition, the Certificate Registrar may, as a condition of the registration of any such transfer, require the transferor to furnish such other certificates, legal opinions or other information (at the transferor's expense) as the Certificate Registrar may reasonably require to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act and other applicable laws.

           (d) Subject to the restrictions on transfer and exchange set forth in this Section 5.2, the Holder of one or more Certificates may transfer or exchange the same in whole or in part (with a Certificate Balance equal to any authorized denomination) by surrendering such Certificate at the Corporate Trust Office or at the office of any transfer agent appointed as provided under this Agreement, together with an instrument of assignment or transfer (executed by the Holder or its duly authorized attorney), in the case of transfer, and a written request for exchange in the case of exchange. Subject to the restrictions on transfer set forth in this Section 5.2, following a proper request for transfer or exchange, the Certificate Registrar shall, within ____ Business Days of such request if made at the Corporate Trust Office, or within ____ Business Days if made at the office of a transfer agent (other than the Certificate Registrar), execute and deliver at the Corporate Trust Office or at the office of such transfer agent, as the case may be, to the transferee (in the case of transfer) or the Holder (in the case of exchange) or send by first class mail (at the risk of the transferee in the case of transfer or the Holder in the case of exchange) to such address as the transferee or the Holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Certificate Balance and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Corporate Trust Office or at the office of a transfer agent by the registered Holder in person, or by a duly authorized attorney-in-fact. The Certificate Registrar may decline to accept any request for an exchange or registration of transfer of any Certificate during the period of 15 days preceding any Distribution Date.

           (e) Individual Certificates may only be transferred to Eligible Investors as described herein. In the event the Certificate Registrar shall determine that an Individual Certificate is being held by or for the benefit of a Person who is not an Eligible Investor, or that such holding is unlawful under the laws of a relevant jurisdiction, then the Certificate Registrar shall void such transfer, if permitted under applicable law.

           (f) No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in this Section 5.2 other than for transfers to Institutional Accredited Investors, as provided herein. In connection with any transfer to an Institutional Accredited Investor, the transferor shall reimburse the Trust for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

           (g) Subject to Section 5.2(d) and 5.2(j), transfers of the Class R and Class LR Certificates may be made only in accordance with this Section 5.2(g). The Certificate Registrar shall register the transfer of a Class R or Class LR Certificate if (x) the transferor has advised the Certificate Registrar in writing that the Certificate is being transferred to a Qualified Institutional Buyer; and (y) prior to transfer the transferor furnishes to the Certificate Registrar an Investment Representation Letter. In addition, the Certificate Registrar may, as a condition of the registration of any such transfer, require the transferor to furnish such other certifications, legal opinions or other information (at the transferor's expense) as they may reasonably be required to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act and other applicable laws.

           (h) Neither the Depositor, the Servicer, the Special Servicer, the Trustee nor the Certificate Registrar is obligated to register or qualify any Class of Certificates under the Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the

Depositor, the Servicer, the Special Servicer, the Trustee and the Certificate Registrar, against any loss, liability or expense that may result if the transfer is not exempt from the registration requirements of the Act or is not made in accordance with such federal and state laws.

           (i)  No  transfer  of  any   Ownership   Interest  in  a  Subordinate
Certificate shall be made to (i) an employee benefit plan subject to the fiduciary responsibility provisions of ERISA, or Section 4975 of the Code, or a governmental plan subject to any federal, state or local law ("Similar Law"), which is to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or (ii) an insurance company that is using the assets of any insurance company separate account or general account in which the assets of any such Plan are invested (or which are deemed pursuant to ERISA or any Similar Law to include assets of Plans) to acquire any such Subordinate Certificates, other than using assets of its general account in circumstances whereby such transfer and the subsequent holding of the Certificate would not constitute or result in a prohibited transaction within the meaning of Section 406 or 407 of ERISA, Section 4975 of the Code, or any Similar Law. Each prospective transferee of a Subordinate Certificate shall deliver to the Depositor, the Certificate Registrar and the Trustee, (a) a transfer or representation letter, substantially in the form of Exhibit D-2 hereto, stating that the prospective transferee is not a Person referred to in (i) or (ii) above, or (b) an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Certificate Registrar that the purchase or holding of the Subordinate Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility or prohibited transaction provisions of ERISA, the Code, or any Similar Law will not constitute or result in a prohibited transaction within the meaning of Section 406 or Section 407 of ERISA or Section 4975 of the Code, and will not subject the Servicer, the Special Servicer, the Depositor, the Trustee or the Certificate Registrar to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code), which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Servicer, the Special Servicer, Certificate Registrar or the Depositor. Neither the Trustee, the Servicer, the Special Servicer, nor the Certificate Registrar will register a Class R or Class LR Certificate in any Person's name unless such Person has provided the letter referred to in clause (a) above. Any transfer of a Subordinate Certificate that would violate, or result in a prohibited transaction under, ERISA or Section 4975 of the Code shall be deemed absolutely null and void ab initio.

           (j) Each Person who has or acquires any Ownership Interest in a Class R Certificate or a Class LR Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership
Interest in a Class R Certificate or a Class LR Certificate are expressly subject to the following provisions:

           (i) Each Person acquiring or holding any Ownership Interest in a Class R Certificate or a Class LR Certificate shall be a
                Permitted Transferee and shall not acquire or hold such Ownership Interest as agent (including as a broker, nominee or other middleman) on behalf of any Person that is not a Permitted Transferee. Any such Person shall promptly notify the Certificate Registrar of any change or impending change in its status (or the status of the beneficial owner of such Ownership Interest) as a Permitted Transferee. Any acquisition described in the first sentence of this Section 5.2(j)(i) by a Person who is not a Permitted Transferee or by a Person who is acting as an agent of a Person who is not a Permitted Transferee shall be void and of no effect, and the immediately preceding owner who was a Permitted Transferee shall be restored to registered and beneficial ownership of the Ownership Interest as fully as possible.

           (ii) No Ownership Interest in a Class R Certificate or a Class LR Certificate may be transferred, and no such Transfer shall be registered in the Certificate Register, without the express written consent of the Certificate Registrar, and the Certificate Registrar shall not recognize a proposed Transfer, and such proposed Transfer shall not be effective, without such consent with respect thereto. In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate or a Class LR Certificate, the Certificate Registrar shall, as a condition to such consent, (x) require delivery to it in form and substance satisfactory to it, and the proposed transferee shall deliver to the Certificate Registrar and to the proposed transferor, an affidavit in substantially the form attached as Exhibit C-1 (a "Transferee Affidavit") (A) that such proposed transferee is a Permitted Transferee and (B) stating that (i) the proposed transferee historically has paid its debts as they have come due and intends to do so in the future, (ii) the proposed transferee understands that, as the holder of an Ownership Interest in a Class R Certificate or a Class LR Certificate, as applicable , it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the proposed transferee intends to pay taxes associated with holding the Ownership Interest as they become due, (iv) the proposed transferee will not transfer the Ownership Interest to any Person that does not provide a Transferee Affidavit or as to which the proposed transferee has actual knowledge that such Person is not a Permitted Transferee or is acting as an agent (including as a broker, nominee or other middleman) for a Person that is not a Permitted Transferee, and (v) the proposed transferee expressly agrees to be bound by and to abide by the provisions of this Section 5.2(j) and (y) other than in connection with the initial issuance of the Class R and Class LR Certificates, require a statement from the proposed transferor substantially in the form attached as Exhibit C-2 (the "Transferor Letter"), that the proposed transferor has no actual knowledge that the proposed transferee is not a Permitted Transferee and has no actual knowledge or reason to know that the proposed transferee's statements in the preceding clauses
                (x)(B)(i) or (iii) are false.

           (iii)Notwithstanding the delivery of a Transferee Affidavit by a proposed transferee under clause (ii) above, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed transferee is not a Permitted Transferee, no Transfer to such proposed transferee shall be effected and such proposed Transfer shall not be registered on the Certificate Register; provided, however, that the Certificate Registrar shall not be required to conduct any independent investigation to determine whether a proposed transferee is a Permitted Transferee.

           Upon notice to the Certificate Registrar that there has occurred a Transfer to any Person that is a Disqualified Organization or an agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, and in any event not later than 60 days after a request for information from the transferor of such Ownership Interest in a Class R Certificate or a Class LR Certificate, or such agent thereof, the Certificate Registrar and the Trustee agree to furnish to the IRS and the transferor of such Ownership Interest or such agent thereof such information necessary to the application of Section 860E(e) of the Code as may be required by the Code, including, but not limited to, the present value of the total anticipated excess inclusions with respect to such Class R or Class LR Certificate (or portion thereof) for periods after such Transfer. At the election of the Certificate Registrar and the Trustee, the Certificate Registrar and the Trustee may charge a reasonable fee for computing and furnishing such information to the transferor or to such agent thereof referred to above; provided, however, that such Persons shall in no event be excused from furnishing such information.

           [SECTION 5.3Book-Entry Certificates.

           (a) The Class ___ Certificates shall, in the case of each such Class, initially be issued as one or more Book-Entry Certificates registered in the name of the Securities Depository or its nominees and, except as provided in subsection (c) below, transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Securities Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interest in and to such Certificates through the book-entry facilities of the Securities Depository and, except as provided in subsection (c) below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Securities Depository Participant or brokerage firm representing each such Certificate Owner. Each Securities Depository Participant shall only transfer the Ownership Interests in the Book- Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Securities Depository's normal procedures. Neither the Certificate Registrar nor the Trustee shall have any responsibility to monitor or restrict the transfer of

Ownership Interests in Book-Entry Certificates through the book-entry facilities of the Securities Depository.

           (b) The Trustee, the Servicer, the Special Servicer, [the Fiscal Agent] and the Certificate Registrar may for all purposes, including the making of payments due on the Book- Entry Certificates, deal with the Securities Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Securities Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Securities Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Securities Depository of such record date.

           (c) If (i)(A) the Depositor advises the Trustee and the Certificate Registrar in writing that the Securities Depository is no longer willing or able to properly discharge its responsibilities with respect to any Class of the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Securities Depository with respect to any Class of the Book-Entry Certificates, the Certificate Registrar shall notify all affected Certificate Owners, through the Securities Depository, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of any Class of the Book-Entry Certificates by the Securities
Depository, accompanied by registration instructions from the Securities Depository for registration of transfer, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver, the Definitive Certificates to the Certificate Owners identified in such instructions. None of the Depositor, the Servicer, the Special Servicer, the Trustee, [the Fiscal Agent] or the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any of the Class ___ Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.]

           SECTION 5.4.Mutilated, Destroyed, Lost or Stolen
                       Certificates.

           If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar such security or indemnity as may be requited by it to save it, the Trustee, the Special Servicer and the Servicer harmless, then, in the absence of actual knowledge by a Responsible Officer of the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee or the Authenticating Agent shall execute and authenticate and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section 5.4, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section
5.4 shall constitute complete and indefeasible evidence of ownership of the corresponding interest in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

           SECTION 5.5.Appointment of Paying Agent.

           The Trustee may appoint a paying agent for the purpose of making distributions to Certificateholders pursuant to Section 4.1. The Trustee shall cause such Paying Agent, if other than the Trustee or the Servicer, to execute and deliver to the Servicer and the Trustee an instrument in which such Paying Agent shall agree with the Servicer and the Trustee that such Paying Agent will hold all sums held by it for payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to such Certificateholders or disposed of as otherwise provided herein. The initial Paying Agent shall be the Trustee. The Paying Agent shall at all times be an entity having a long-term unsecured debt rating of at least "BBB" by each Rating Agency, unless each of the Rating Agencies has confirmed in writing that a lower rating shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates.

           SECTION     5.6.Access to Certificateholders' Names and Addresses.

           (a) If any Certificateholder (for purposes of this Section 5.6, an "Applicant") applies in writing to the Certificate Registrar, and such application states that the Applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Certificate Registrar shall, at the expense of such Applicant, within ____ Business Days after the receipt of such application, transmit such communication to the Certificateholders as of the most recent Record Date; provided, however, if such communication relates to performance by the Servicer, the Special Servicer or the Trustee of its duties hereunder, the Certificate Registrar shall furnish or cause to be furnished to such Applicant a list of the names and addresses of the Certificateholders as of the most recent Record Date.

           (b) Every Certificateholder, by receiving and holding its Certificate, agrees with the Trustee that the Trustee and the Certificate Registrar shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

           SECTION 5.7.Actions of Certificateholders.

           (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Depositor, the Special Servicer or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Depositor, the Special Servicer and the Servicer, if made in the manner provided in this Section.

           (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

           (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Depositor, the Special Servicer or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

           (d) The Trustee or Certificate Registrar may require such additional proof of any matter referred to in this Section 5.7 as it shall deem necessary.


                                   ARTICLE VI

       THE DEPOSITOR, THE SERVICER AND THE SPECIAL SERVICER

           SECTION 6.1.Liability of the Depositor, the Servicer and the Special Servicer.

           The Depositor, the Servicer and the Special Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement.

           SECTION 6.2.Merger or Consolidation of the Servicer and Special Servicer.

           Subject to the third paragraph of this Section 6.2, the Servicer will keep in full effect its existence, rights and good standing as a limited partnership under the laws of the State of Missouri and will not jeopardize its ability to do business in each jurisdiction in which one or more of the Mortgaged Properties are located or to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

           Subject to the following paragraph, the Special Servicer will keep in full effect its existence, rights and good standing as a [corporation] under the laws of the State of ________ and will not jeopardize its ability to do business in each jurisdiction in which one or more of the Mortgaged Properties are located or to protect the validity and enforceability of this Agreement, the Certificates or any of the Specially Serviced Mortgage Loans and to perform its respective duties under this Agreement.

           Each of the Servicer and the Special Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which it shall be a party, or any Person succeeding to its business, shall be the successor of the Servicer or the Special Servicer, as applicable hereunder, and shall be deemed to have assumed all of the liabilities of the Servicer or the Special Servicer, as applicable hereunder, if each of the Rating Agencies has confirmed in writing that such merger, consolidation or transfer and succession shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates.

           SECTION 6.3.Limitation on Liability of the
                           Depositor, the Servicer and
                                     Others.

           Neither the Depositor, the Servicer, the Special Servicer, [the Extension Advisor] nor any of the directors, officers, employees or agents of the Depositor or the Servicer or the Special Servicer [or the Extension Advisor] (or any general partner of the Servicer or, if applicable, the Special Servicer [or the Extension Advisor]) shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer or the Special Servicer [or any Extension Advisor] or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on the Servicer or the Special Servicer [or any Extension Advisor] for a breach of the Servicing Standard, or against any liability which would otherwise be imposed by reason of its respective willful misfeasance, bad faith, fraud or negligence in the performance of its duties or by reason of reckless disregard of its respective obligations or duties hereunder. The Depositor, the Servicer, the Special Servicer [and any Extension Advisor] and any director, officer, employee or agent of the

Depositor, the Servicer, the Special Servicer [and any Extension Advisor] (or the general partner of the Servicer or, if applicable, the Special Servicer [or any Extension Advisor]) may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder. The Depositor, the Servicer, the Special Servicer [and any Extension Advisor] and any director, officer, employee or agent of the Depositor, the Servicer or the Special Servicer [or any Extension Advisor] (or the general partner of the Servicer or, if applicable, the Special Servicer [or any Extension Advisor]) shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense (i) incurred by reason of its respective willful misfeasance, bad faith, fraud or negligence or (in the case of the Servicer or Special Servicer [or any Extension Advisor]) a breach of the Servicing Standard in the performance of its respective duties or by reason of reckless disregard of its respective obligations or duties hereunder; or (ii) imposed by any taxing authority which loss, liability or expense is not specifically reimbursable pursuant to the terms of this Agreement and which results from a breach (other than a breach with respect to which the Servicer or Special Servicer [or any Extension Advisor], as applicable, would have no liability under the standard set forth in the first sentence of this paragraph) by the Servicer, the Special Servicer, [the Extension Advisor] or the agents of any of them of its obligations hereunder. Neither the Depositor nor the Servicer nor the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that the Depositor or the Servicer or the Special Servicer [or any Extension Advisor] may in its discretion undertake any action related to its obligations hereunder which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any liability related to the Servicer's or the Special Servicer's obligations under Section 3.1(a)) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Servicer and the Special Servicer shall be entitled to be reimbursed therefor from the Collection Account as provided in Section 3.6(vi) of this Agreement.

           SECTION 6.4.Limitation on Resignation of the Servicer and of the Special Servicer.

           Each of the Servicer and the Special Servicer may assign its respective rights and delegate its respective duties and obligations under this Agreement in connection with the sale or transfer of a substantial portion of its mortgage servicing or asset management portfolio, provided that: (i) the purchaser or transferee accepting such assignment and delegation (A) shall be satisfactory to the Trustee, (B) shall be (I) an established mortgage finance institution, bank or mortgage servicing institution, organized and doing business under the laws of any state of the United States or the District of Columbia, authorized under such laws to perform the duties of a servicer of mortgage loans or (II) a Person resulting from a merger, consolidation or succession that is permitted under Section 6.2, and (C) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer or the Special Servicer, as applicable, under this Agreement from and after the date of such agreement; (ii) as evidenced by a letter from each Rating Agency delivered to the Trustee, each Rating Agency's rating or ratings of the Regular Certificates in effect immediately prior to such assignment and delegation will not be qualified, downgraded or withdrawn as a result of such assignment and delegation; (iii) the Servicer or the Special Servicer, as applicable, shall not be released from its obligations under this Agreement that arose prior to the effective date of such assignment and delegation under this
Section 6.4; and (iv) the rate at which the Servicing Fee (or any component thereof) is calculated shall not exceed the rate in effect prior to such assignment and delegation. Upon acceptance of such assignment and delegation, the purchaser or transferee shall be the successor Servicer or Special Servicer hereunder, as applicable.

           Except as provided in this Section 6.4, neither the Servicer nor the Special Servicer shall resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer or the Special Servicer, as applicable, shall be evidenced by an Opinion of Counsel (obtained at the resigning Servicer's expense) to such effect delivered to the Trustee.

           No resignation or removal of the Servicer or the Special Servicer, as applicable, as contemplated by the preceding paragraphs shall become effective until the Trustee or a successor Servicer or the Special Servicer, as applicable, shall have assumed the Servicer's or the Special Servicer's responsibilities, duties, liabilities and obligations hereunder.

           SECTION 6.5.Rights of the Depositor and the Trustee in
                       Respect of the Servicer and the Special
                       Servicer.

           Each of the Servicer and the Special Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained by it in respect of its rights and obligations hereunder and access to its officers responsible for such obligations. Upon request, each of the Servicer and the Special Servicer shall furnish to the Depositor and the Trustee its most recent financial statements and such other information in its possession regarding its business, affairs, property and condition, financial or otherwise, as the party requesting such information, in its reasonable judgment, determines to be relevant to the performance of the obligations hereunder of the Servicer or the Special Servicer. Neither the Depositor nor the Trustee shall have any responsibility or liability for any action or failure to act by the Servicer or the Special Servicer and neither such Person is obligated to supervise the performance of the Servicer or the Special Servicer under this Agreement or otherwise.

                                   ARTICLE VII

                                     DEFAULT

           SECTION 7.1. Events of Default.

           "Event of Default", wherever used herein, with respect to the Servicer and the Special Servicer, as applicable (except with respect to item
(vii) in the case of the Special Servicer) means any one of the following events:

           (i) any failure by the Servicer or the Special Servicer, as applicable, to remit to the Collection Account or any failure by the Servicer to remit to the Trustee for deposit into the Distribution Account any amount required to be so remitted by the Servicer or the Special Servicer, as applicable, pursuant to and in accordance with the terms of this Agreement; or

           (ii) any failure on the part of the Servicer or Special Servicer, as applicable, duly to observe or perform in any material respect any other of the covenants or agreements, or the breach of any representations or warranties provided herein on the part of the Servicer or the Special Servicer which materially and adversely affects the interests of the Certificateholders, the Servicer, the Special Servicer or the Trustee with respect to any Mortgage Loan and which, in either event, continues unremedied for a period of ___ days after the date on which written notice of such failure or breach, requiring the same to be remedied, shall have been given to the Servicer or Special Servicer by the Depositor or the Trustee, or to the Servicer or Special Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least ___% of the aggregate Voting Rights of any Class affected thereby; or

           (iii) confirmation in writing by any of the Rating Agencies that the then- current rating assigned to any Class of Certificates will be withdrawn, downgraded or qualified if the Servicer or Special Servicer, as applicable, is not removed as Servicer or Special Servicer hereunder; or

           (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer or Special Servicer, as applicable, and such decree or order shall have remained in force, undischarged or unstayed, for a period of ___ days; or

           (v) the Servicer or Special Servicer, as applicable, shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or the Special Servicer, or of or relating to all or substantially all of the property of either the Servicer or the Special Servicer; or

           (vi) the Servicer or Special Servicer, as applicable, shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

           (vii) the Servicer shall fail to make any Advance required to be made by the Servicer hereunder (whether or not the Trustee [or the Fiscal Agent] makes such Advance);

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of at least ____% of the aggregate Voting Rights of all Certificates, the Trustee shall, by notice in writing to the Servicer or the Special Servicer, as the case may be, terminate all of its respective rights and obligations under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than any rights it may have hereunder as a Certificateholder and any rights or obligations that accrued prior to the date of such termination (including the right to receive all amounts accrued or owing to it under this Agreement, plus interest at the Advance Rate on such amounts until received to the extent such amounts bear interest as provided in this Agreement, with respect to periods prior to the date of such termination, and the right to the benefits of Section
6.3 notwithstanding any such termination); provided, however, that in the event the Servicer and the Special Servicer is the same Person, any termination of the Servicer shall constitute a termination of the Special Servicer and vice versa. On or after the receipt by the Servicer or the Special Servicer, as the case may be, of such written notice, all of its authority and power under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section (notwithstanding any failure of the Trustee to satisfy the criterion set forth in Section 6.4) and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the defaulting Servicer or Special Servicer, as the case may be, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Each of the Servicer and the Special Servicer, on behalf of itself, agrees in the event it is terminated pursuant to this Section 7.1 promptly (and in any event no later than ____ Business Days subsequent to such notice) to provide, at its own expense, the Trustee with all documents and records requested by the Trustee to enable the Trustee to assume its functions hereunder, and to cooperate with the Trustee and the successor to its responsibilities hereunder in effecting the termination of its responsibilities and rights hereunder, including, without limitation, the transfer to the successor Servicer or Special Servicer or the Trustee, as applicable, for administration by it of all cash amounts which shall at the time be or should have been credited by the Servicer or the Special Servicer to the Collection Account and any REO Account or Reserve Account or thereafter be received with respect to the Mortgage Loans, and shall promptly provide the Trustee or such successor Servicer or Special Servicer (which may include the Trustee), as applicable, all documents and records reasonably requested by it, such documents and records to be provided in such form as the Trustee or such successor Servicer or Special Servicer shall reasonably request (including electromagnetic form), to enable it to assume the Servicer's or Special Servicer's function hereunder. All reasonable costs and expenses of the successor Servicer or successor Special Servicer incurred in connection with transferring the Mortgage Files to the successor Servicer (or copies of the Mortgage Files relating to Specially Serviced Mortgage Loans to the Successor Special Servicer) and amending this Agreement to reflect such succession as Servicer or successor Special Servicer pursuant to this Section 7.1 shall be paid by the predecessor Servicer or Special Servicer upon presentation of reasonable documentation of such costs and expenses; provided, however, that if any such costs and expenses remain unpaid by the predecessor Servicer or Special Servicer within a reasonable time after presentation of such documentation, the Trustee may be reimbursed from the Collection Account for such unpaid costs and expenses, which shall be deemed to be expenses of the Trust Fund.

           SECTION 7.2.Trustee to Act; Appointment of Successor.

           On and after the time the Servicer or the Special Servicer receives a notice of termination pursuant to Section 7.1, the Trustee shall be its successor in such capacity in all respects under this Agreement and the transactions set forth or provided for herein and, except as provided herein, shall be subject to all the responsibilities, duties, limitations on liability and liabilities relating thereto and arising thereafter placed on the Servicer or Special Servicer by the terms and provisions hereof; provided, however, that
(i) the Trustee shall have no responsibilities, duties, liabilities or obligations with respect to any act or omission of the Servicer or of the Special Servicer and (ii) any failure to perform, or delay in performing, such duties or responsibilities caused by the terminated party's failure to provide, or delay in providing, records, tapes, disks, information or monies shall not be considered a default by any successor hereunder. The appointment of a successor Servicer or Special Servicer shall not affect any liability of the predecessor Servicer or Special Servicer, as applicable, which may have arisen prior to its termination as Servicer or Special Servicer. The Trustee shall not be liable for any of the representations and warranties of the Servicer or of the Special Servicer herein or in any related document or agreement, for any acts or omissions of the predecessor Servicer or Special Servicer, as applicable, or for any losses incurred in respect of any Permitted

Investment by the Servicer pursuant to Section 3.7 hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee as successor Servicer or Special Servicer shall be entitled to all Servicing Compensation relating to the Mortgage Loans that accrue after the date of the Trustee's succession to which the Servicer or Special Servicer would have been entitled if the Servicer or Special Servicer, as applicable, had continued to act hereunder. In the event any Advances made by the Servicer or the Trustee shall at any time be outstanding, or any amounts of interest thereon shall be accrued and unpaid, all amounts available to repay Advances and interest hereunder shall be applied entirely to the Advances made by the Trustee (and the accrued and unpaid interest thereon), until such Advances made by the Trustee (and accrued and unpaid interest thereon) shall have been repaid in full. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, or if the Holders of Certificates entitled to at least ____% of the aggregate Voting Rights so request in writing to the Trustee, or if (x) [neither] the Trustee [nor the Fiscal Agent] is [not] rated by each Rating Agency in one of its two highest long-term debt rating categories or (y) the Trustee is not listed on [S&P]'s list of approved servicers, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which will not result in the downgrading, withdrawal or qualification of the rating or ratings then assigned to any Class of Certificates as evidenced in writing by each Rating Agency, as the successor to the Servicer or Special Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer or Special Servicer hereunder. No appointment of a successor to the Servicer or Special Servicer hereunder shall be effective until the assumption by such successor of all the Servicer's or Special Servicer's responsibilities, duties and liabilities hereunder. Pending appointment of a successor to the Servicer or Special Servicer hereunder, unless the Trustee shall be prohibited by law from so acting, the Trustee shall act in such capacity as herein above provided. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the terminated party hereunder. The Depositor, the Trustee, the Servicer or Special Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

           SECTION 7.3.Notification to Certificateholders.

           (a) Upon any termination pursuant to Section 7.1 above or appointment of a successor to the Servicer or the Special Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

           (b) Within ____ days after the occurrence of any Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall transmit by mail to all Holders of Certificates and to each Rating Agency notice of such Event of Default, unless such Event of Default shall have been cured or waived.

           SECTION 7.4.Other Remedies of Trustee.

           During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.1, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). In such event, the legal fees, expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Trustee shall be entitled to be reimbursed therefor from the Collection Account as provided in Section 3.6(vi). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

           SECTION     7.5.Waiver of Past Events of Default; Termination.

           The Holders of Certificates evidencing not less than ______% of the aggregate Voting Rights of the Certificates may, on behalf of all Holders of Certificates, waive any default by the Servicer or Special Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to (including P&I Advances) or payments from the Collection Account or the Distribution Account or in remitting payments as received, in each case in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

           SECTION 8.1.Duties of Trustee.

           (a) The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no permissive right of the Trustee shall be construed as a duty. During the continuance of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

           (b) The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that, the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument provided to it hereunder by the Servicer, the Special Servicer, the Depositor, the Paying Agent [or the Auction Agent]. If any such instrument is found not to conform on its face to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected.

           (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that the foregoing shall be subject to Section 8.2; and provided, further, that:

           (i) Prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any resolutions, certificates, statements, reports, opinions, documents, orders or other instruments furnished to the Trustee that conform on their face to the requirements of this Agreement without responsibility for investigating the contents thereof;

           (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proven that the Trustee was negligent in ascertaining the pertinent facts;

           (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least ____% of the aggregate Voting Rights (or such other percentage as is specified herein) of each affected Class, or of the aggregate Voting Rights of the Certificates, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement; and

           (iv) The Trustee shall not be charged with knowledge of any failure by the Servicer or the Special Servicer to comply with the obligations of the Servicer or the Special Servicer referred to in clause (i) or (ii) of Section 7.1, or of any breach or occurrence referred to in clause (iii) through (viii) of Section 7.1, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure, breach or occurrence. The Trustee shall be deemed to have actual knowledge of the Servicer's or the Special Servicer's failure to comply with its obligations listed in clause (i) of Section 7.1 or to provide scheduled reports, certificates and statements when and as required to be delivered to the Trustee pursuant to this Agreement.

           The Trustee, in its capacity as Trustee, shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if in the Trustee's opinion the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer or the Special Servicer under this Agreement, except pursuant to Sections 4.6 or 6.4 during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer or the Special Servicer in accordance with the terms of this Agreement. The Trustee shall not be required to post any surety or bond of any kind in connection with its performance of its obligations under this Agreement.

           SECTION 8.2.Certain Matters Affecting the Trustee.

           (a)    Except as otherwise provided in Section 8.1:

           (i) The Trustee may request and/or rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any such party or parties;

           (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

           (iii)  (A)  The Trustee shall be under no obligation to
                  institute, conduct or defend any litigation
                  hereunder or in relation hereto at the request,
                  order or direction of any of the
                  Certificateholders, pursuant to the provisions
                  of this Agreement, unless such
                  Certificateholders shall have offered to the
                  Trustee reasonable security or indemnity against
                  the costs, expenses and liabilities which may be
                  incurred therein or thereby; (B) the right of
                  the Trustee to perform any discretionary act
                  enumerated in this Agreement shall not be
                  construed as a duty, and the Trustee shall not
                  be answerable for other than its negligence or
                  willful misconduct in the performance of any
                  such act; provided, however, that subject to the
                            --------  -------
                  foregoing clause (A), nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured or waived) of which a Responsible Officer of the Trustee has actual knowledge, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

           (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

           (v)    The Trustee shall not be bound to make any
                  investigation into the facts or matters stated
                  in any resolution, certificate, statement,
                  instrument, opinion, report, notice, request,
                  consent, order, approval bond or other paper or
                  document, unless requested in writing to do so
                  by Holders of Certificates entitled to at least
                  ___% (or such other percentage as is specified
                  herein) of the aggregate Voting Rights of any
                  affected Class; provided, however, that if the
                                  --------  -------
                  payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such investigation shall be paid by the Servicer or the Special Servicer if an Event of Default shall have occurred and be continuing relating to the Servicer, or the Special Servicer, respectively, and otherwise by the Certificateholders requesting the investigation; and

           (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys. The Trustee shall not be liable or responsible for the misconduct or negligence of any of the Trustee's agents or attorneys appointed with due care by the Trustee hereunder.

           (b) Following the Start-up Day, the Trustee shall not, except as expressly required by any provision of this Agreement, accept any contribution of assets to the Trust Fund unless the Trustee shall have received an Opinion of Counsel (the costs of obtaining such opinion to be borne by the Person requesting such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject either the Upper-Tier REMIC or the Lower-Tier REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

           (c) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

           The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Depositor pursuant to this Agreement or the eligibility of any Mortgage Loan for purposes of this Agreement.

           SECTION 8.3.Trustee Not Liable for Certificates or
                       Mortgage Loans.

           The recitals contained herein and in the Certificates shall not be taken as the statements of the Trustee, [the Fiscal Agent,] the Servicer or the Special Servicer and the Trustee, [the Fiscal Agent,] the Special Servicer and the Servicer assume no responsibility for their correctness. The Trustee, [the Fiscal Agent,] the Servicer and the Special Servicer make no representations or warranties as to the validity or sufficiency of this Agreement, of the Certificates, or any private placement memorandum or prospectus used to offer the Certificates for sale or the validity, enforceability or sufficiency of any Mortgage Loan or related document. The Trustee [and the Fiscal Agent] shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement. Without limiting the foregoing, [neither] the Trustee [nor the Fiscal Agent] shall [not] be liable or responsible for: the existence, condition and ownership of any Mortgaged Property; the existence of any hazard or other insurance thereon (other than, with respect to the Trustee only, if the Trustee shall assume the duties of the Servicer pursuant to Section 7.2) or the enforceability thereof; the existence of any Mortgage Loan or the contents of the related Mortgage File on any computer or other record thereof (other than, with respect to the Trustee only, if the Trustee shall assume the duties of the Servicer or the Special Servicer pursuant to Section 7.2); the validity of the assignment of any Mortgage Loan to the Trust Fund or of any intervening assignment; the completeness of any Mortgage File; the performance or enforcement of any Mortgage Loan (other than, with respect to the Trustee only, if the Trustee shall assume the duties of the Servicer or the Special Servicer pursuant to Section 7.2); the compliance by the Depositor, the Servicer or the Special Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Servicer or the Special Servicer or any loss resulting therefrom, it being understood that the Trustee only shall remain responsible for any Trust Fund property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer or the Special Servicer (other than, with respect to the Trustee only, if the Trustee shall assume the duties of the Servicer or the Special Servicer pursuant to
Section 7.2) or any subservicer or any Borrower; any action of the Servicer or the Special Servicer (other than, with respect to the Trustee only, if the Trustee shall assume the duties of the Servicer or the Special Servicer pursuant to Section 7.2) or any subservicer taken in the name of the Trustee, except with respect to the Trustee, to the extent such action is taken at the express written direction of the Trustee; the failure of the Servicer or the Special Servicer or any subservicer to act or perform any duties required of it on behalf of the Trust Fund or the Trustee hereunder; or any action by or omission of the Trustee taken at the instruction of the Servicer or the Special Servicer (other than in each case, with respect to the Trustee only, if the Trustee shall assume the duties of the Servicer or the Special Servicer pursuant to Section 7.2) unless the taking of such action is not permitted by the express terms of this Agreement; provided, however, that the foregoing shall not relieve the Trustee [or the Fiscal Agent] of its obligation to perform its duties as specifically set forth in this Agreement. [Under no circumstances shall the Fiscal Agent be liable under any of the circumstances described in the preceding sentence.] The Trustee [and the Fiscal Agent] shall not be accountable for the use or application by the Depositor, the Servicer or the Special Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor, the Servicer or the Special Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account, or the Distribution Account by the Depositor, the Servicer or the Special Servicer, other than in each case, with respect to the Trustee only, any funds held by the Trustee. The Trustee (unless the Trustee shall have become the successor Servicer) [or the Fiscal Agent] shall have no responsibility for (A) filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement, (B) seeing to any insurance, (C) seeing to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Fund, or (D) confirming or verifying the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties. In making any calculation hereunder which includes as a component thereof the payment or distribution of interest for a stated period at a stated rate "to the extent permitted by applicable law," the Trustee shall assume that such payment is so permitted unless a Responsible Officer of the Trustee has actual knowledge, or receives an Opinion of Counsel (at the expense of the Person asserting the impermissibility) to the effect, that such payment is not permitted by applicable law.

           SECTION 8.4.Trustee May Own Certificates.

           The Trustee [and the Fiscal Agent] in their individual capacities or any other capacity may become the owner or pledgee of Certificates, and may deal with the Depositor, the Servicer and the Special Servicer in banking transactions, with the same rights each would have if it were not Trustee [or Fiscal Agent].

           SECTION     8.5.Payment    of    Trustee's    Fees   and    Expenses;
                       Indemnification.

           (a) The Servicer covenants and agrees to pay to the Trustee or any successor Trustee from time to time, and the Trustee or any successor Trustee shall be entitled to receive from the Servicer the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee.

           (b) To the extent specifically permitted by Section 3.12(d), the Trustee shall be paid or reimbursed from the Trust Fund upon its request for expenses, disbursements and advances incurred or made by the Trustee pursuant to and in accordance with any of the provisions of this Agreement except any such expense, disbursement or advance as may arise from its negligence or bad faith; provided, however, that the Trustee shall not refuse to perform any of its duties hereunder solely as a result of the failure to be paid the Trustee Fee and the Trustee's expenses.

           The Servicer and the Special Servicer covenant and agree to pay or reimburse the Trustee for the reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with any transfer of the servicing responsibilities of the Servicer or the Special Servicer, as applicable hereunder, pursuant to or otherwise arising from the resignation or removal of the Servicer or the Special Servicer, as applicable, in accordance with any of the provisions of this Agreement (and including the reasonable fees and expenses and disbursements of its counsel and all other persons not regularly in its employ), except any such expense, disbursement or advance as may arise from the negligence or bad faith of the Trustee.

           (c) Each of the Paying Agent, the Certificate Registrar, the Custodian, the Servicer and the Special Servicer shall indemnify the Trustee [and the Fiscal Agent] and [its] [their respective] Affiliates and each of the directors, officers, employees and agents of the Trustee, [the Fiscal Agent] and [its] [their respective] Affiliates (each, an "Indemnified Party"), and hold each of them harmless against any, and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Indemnified Party may sustain in connection with this Agreement related to each such party's respective willful misconduct, bad faith, fraud and/or negligence in the performance of its respective duties hereunder or by reason of reckless disregard of its respective obligations and duties hereunder (including in the case of the Servicer or the Special Servicer, any agent of the Servicer or the Special Servicer).

           (d) The Trust Fund shall indemnify each Indemnified Party from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) arising in respect of this Agreement or the Certificates, in each case to the extent, and only to the extent, such payments are expressly reimbursable under this Agreement or are "unanticipated expenses incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii), other than (i) those resulting from the negligence, fraud, bad faith or willful misconduct of the Trustee and (ii) those as to which such Indemnified Party is entitled to indemnification pursuant to
Section 8.5(c). The term "unanticipated expenses incurred by a REMIC" shall include any fees, expenses and disbursements of any separate trustee or co-trustee appointed hereunder, only to the extent such fees, expenses and disbursements were not reasonably anticipated as of the Closing Date and the losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) incurred or advanced by an Indemnified Party in connection with any litigation arising out of this Agreement, including, without limitation, under Section 2.3, Section 3.10, the third paragraph of Section 3.11, Section 8.11, Section 4.5, Section 5.1, and Section 7.1. The right of reimbursement of the Indemnified Parties under this Section 8.5(d) shall be senior to the rights of all Certificateholders.

           (e) Notwithstanding anything herein to the contrary, this Section 8.5 shall survive the termination or maturity of this Agreement or the resignation or removal of the Trustee as regards rights accrued prior to such resignation or removal and (with respect to any acts or omissions during their respective tenures) the resignation, removal or termination of the Servicer, the Special Servicer, the Paying Agent, the Certificate Registrar or the Custodian.

           (f) This Section 8.5 shall be expressly construed to include, but not be limited to, such indemnities, compensation, expenses, disbursements, advances, losses, liabilities, damages and the like, as may pertain or relate to any Environmental Law or environmental matter.

           SECTION 8.6.Eligibility Requirements for Trustee.

           The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred under this Agreement, having a combined capital and surplus of at least $50,000,000 and a rating on its unsecured long-term debt of at least "BBB" [(or "AA" at any time when there is no Fiscal Agent appointed and acting hereunder or any such Fiscal Agent so appointed has a rating on its long-term unsecured debt that is lower than "AA" (without regard to any plus or minus), unless each of the Rating Agencies has confirmed in writing the appointment of such Fiscal Agent shall not result, in and of itself, in a downgrading, withdrawal or qualification of the ratings then assigned by such Rating Agency to any Class of the Certificates)] from each Rating Agency, unless each of the Rating Agencies has confirmed in writing that a lower rating shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates and subject to supervision or examination by federal or state authority and shall not be an Affiliate of the Servicer or the Special Servicer (except during any period when the Trustee has assumed the duties of the Servicer or the Special Servicer, as applicable, pursuant to Section 7.2). If a corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In the event that the place of business from which the Trustee administers the Trust Fund is a state or local jurisdiction that imposes a tax on the Trust Fund or the net income of a REMIC (other than a tax corresponding to a tax imposed under the REMIC Provisions) the Trustee shall elect, at its sole discretion, either to (i) resign immediately in the manner and with the effect specified in Section 8.7,
(ii) pay such tax and continue as Trustee or (iii) administer the Trust Fund from a state and local jurisdiction that does not impose such a tax. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.7.

           SECTION 8.7.Resignation and Removal of the Trustee.

           The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Servicer, the Special Servicer and each Rating Agency. [Upon such notice of resignation, the Fiscal Agent shall also be deemed to have been removed and,] accordingly, the Servicer shall promptly appoint a successor Trustee, which appointment of successor Trustee shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by the Rating Agencies to any Class of the Certificates as confirmed in writing by each of the Rating Agencies, [and successor Fiscal Agent, which, if the successor Trustee is not rated by each Rating Agency in one of its two highest long-term debt rating categories, shall be confirmed in writing by each of the Rating Agencies that such appointment of successor Fiscal Agent shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates by written instrument, in triplicate, which instrument shall be delivered to the resigning Trustee, with a copy to the fiscal agent deemed removed, and the successor Trustee and successor Fiscal Agent.] Notwithstanding the foregoing, if no successor Trustee [and Fiscal Agent] shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee [and departing Fiscal Agent] may petition any court of competent jurisdiction for the appointment of a successor Trustee [and successor Fiscal Agent].

           If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.6 and shall fail to resign after written request therefor by the Depositor or Servicer, or if at any time the Trustee [or the Fiscal Agent] shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee [or the Fiscal Agent] or of its property shall be appointed, or any public officer shall take charge or control of the Trustee [or the Fiscal Agent] or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor or the Servicer may remove the Trustee [and the Fiscal Agent] and shall promptly appoint a successor Trustee [and successor Fiscal Agent] by written instrument, which shall be delivered to the Trustee [and the Fiscal Agent] so removed and to the successor Trustee [and successor Fiscal Agent].

           The Holders of Certificates entitled to at least [51]% of the Voting Rights may at any time remove the Trustee [and the Fiscal Agent (and any removal of the Trustee shall be deemed to be a removal also of the Fiscal Agent)] and appoint a successor Trustee [and successor Fiscal Agent] ([each] meeting the requirements of Section 8.8) by written instrument or instruments, in [eight] originals, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Servicer, one complete set to the Special Servicer, one complete set to the Trustee so removed, [one complete set to the Fiscal Agent deemed removed,] one complete set to the successor Trustee so appointed [and one complete set to the successor Fiscal Agent so appointed].

           [In the event of the resignation or removal of the Trustee, the Fiscal Agent shall be entitled to resign, it being understood that the initial Fiscal Agent shall not be obligated to act in such capacity hereunder at any time that is not the Trustee.]

           Any resignation or removal of the Trustee [and Fiscal Agent] and appointment of a successor Trustee [and, if such trustee is not rated by each Rating Agency in one of its two highest long-term debt rating categories, a successor Fiscal Agent] pursuant to any of the provisions of this Section 8.7 shall not become effective until acceptance of appointment by the successor Trustee [and, if necessary, Fiscal Agent] as provided in Section 8.8.

           SECTION 8.8.Successor Trustee.

           Any successor Trustee [and any successor Fiscal Agent] appointed as provided in Section 8.7 shall execute, acknowledge and deliver to the Depositor and to the predecessor Trustee [and predecessor Fiscal Agent], as the case may be, instruments accepting their appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee [and predecessor Fiscal Agent] shall become effective and such successor Trustee [and successor Fiscal Agent], without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein, provided that each Rating Agency shall have confirmed in writing that the appointment of such successor Trustee [and successor Fiscal Agent] shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder, and the Depositor, the predecessor Trustee [and predecessor Fiscal Agent] shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee [and successor Fiscal Agent] all such rights, powers, duties and obligations. No successor Trustee [or successor Fiscal Agent] shall accept appointment as provided in this Section 8.8 unless at the time of such acceptance such successor Trustee [or successor Fiscal Agent] shall be eligible under the provisions of Section 8.6.

           Upon acceptance of appointment by a successor Trustee [or successor Fiscal Agent] as provided in this Section 8.8, the successor Trustee shall mail notice of the succession of such Trustee [and Fiscal Agent] hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.

           SECTION 8.9.Merger or Consolidation of Trustee.

           Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. [Any Person into which the Fiscal Agent may be merged or converted or with which it may be consolidated or any corporation or bank resulting from any merger, conversion or consolidation to which the Fiscal Agent shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Fiscal Agent shall be the successor of the Fiscal Agent hereunder, provided that such corporation or bank shall be eligible under the provisions of Section 8.6 without the execution or filing of any paper or any farther act on the part of any of the parties hereto, anything to the contrary notwithstanding.]

           SECTION     8.10Appointment of Co-Trustee or Separate Trustee.

           Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act (at the expense of the Trustee) as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall no longer be in existence or shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. Except as required by applicable law, the appointment of a co-trustee or separate trustee shall not relieve the Trustee of its responsibilities hereunder. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.6 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.8.

           In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee solely at the direction of the Trustee.

           No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement. The Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee, except that if the Depositor is no longer in existence, or if the separate trustee or co-trustee is an employee of the Trustee, the Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this

Agreement and the conditions of this Article VIII. Every such instrument shall be filed with the Trustee. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. In no event shall any such separate trustee or co-trustee be entitled to any provision relating to the conduct of, affecting the liability of, or affording protection to such separate trustee or co-trustee that imposes a standard of conduct less stringent than that imposed on the Trustee hereunder, affording greater protection than that afforded to the Trustee hereunder or providing a greater limit on liability than that provided to the Trustee hereunder.

           Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts hereunder shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

           SECTION 8.11Authenticating Agent.

           The Trustee may appoint an Authenticating Agent to execute and to authenticate Certificates. The Authenticating Agent must be acceptable to the Depositor and the Servicer and must be a corporation organized and doing business under the laws of the United States of America or any state, having a principal office and place of business in a state and city acceptable to the Depositor and the Servicer, having a combined capital and surplus of at least $_____________, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. The Trustee shall serve as the initial Authenticating Agent and the Trustee hereby accepts such appointment.

           Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

           The Authenticating Agent may at any time resign by giving at least ____ days' advance written notice of resignation to the Trustee, the Depositor, the Special Servicer and the Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice of termination to the Authenticating Agent, the Depositor, the Special Servicer and the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Servicer and the Depositor, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

           The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. The Trustee shall pay the Authenticating Agent reasonable compensation from its own funds.

           SECTION 8.12Appointment of Custodians.

           The Trustee may appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. The Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $____________, shall have a long-term debt rating of at least "BBB" from each Rating Agency, unless each of the Rating Agencies has confirmed in writing that a lower rating shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates, and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in
Section 10.7. The Trustee shall pay the Custodian reasonable compensation from its own funds. The Trustee shall serve as the initial Custodian.

           [SECTION 8.13. Fiscal Agent Appointed; Concerning the
                                  Fiscal Agent.

           (a) The Trustee hereby appoints ___________________ as the initial Fiscal Agent hereunder for the purposes of exercising and performing the obligations and duties imposed upon the Fiscal Agent by Sections 3.22, 4.6 and 7.2.

           (b) The Fiscal Agent undertakes to perform such duties and only such duties as are specifically set forth in Sections 3.22, 4.6 and 7.2.

           (c) No provision of this Agreement shall be construed to relieve the Fiscal Agent from liability for its own negligent failure to act, bad faith or its own willful misfeasance; provided, however, that (i) the duties and obligations of the Fiscal Agent shall be determined solely by the express provisions of Sections 3.22, 4.6 and 7.2, the Fiscal Agent shall not be liable except for the performance of such duties and obligations, no implied covenants or obligations shall be read into this Agreement against the Fiscal Agent and, in the absence of bad faith on the part of the Fiscal Agent, the Fiscal Agent may conclusively rely, as to the truth and correctness of the statements or conclusions expressed therein, upon any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Fiscal Agent by the Depositor, the Servicer, the Special Servicer or the Trustee and which on their face do not contradict the requirements of this Agreement, and (ii) the provisions of clause (ii) of Section 8.1(c) shall apply to the Fiscal Agent.

           (d) Except as otherwise provided in Section 8.1(c), the Fiscal Agent also shall have the benefit of provisions of clauses (i), (ii), (iii) (other than the proviso thereto), (iv), (v) (other than the proviso thereto) and (vi) of Section 8.2(a).]

                                   ARTICLE IX

                                   TERMINATION

           SECTION 9.1.Termination.

           (a) The respective obligations and responsibilities of the Servicer, the Special Servicer, the Depositor, the Trustee [and the Fiscal Agent] created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to this Article IX on the Termination Date; provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

           (b) The Trust Fund, the Upper-Tier REMIC and the Lower-Tier REMIC shall be terminated and the assets of the Trust Fund shall be sold or otherwise disposed of in connection therewith, only pursuant to a "plan of complete liquidation" within the meaning of Code Section 860F(a)(4)(A) providing for the actions contemplated by the provisions hereof pursuant to which the applicable Notice of Termination is given and requiring that the Trust Fund, the Upper-Tier REMIC and the Lower-Tier REMIC shall terminate on a Distribution Date occurring not more than 90 days following the date of adoption of the plan of complete liquidation. For purposes of this Section 9.1(b), the Notice of Termination given pursuant to Section 9.1(c) shall constitute the adoption of the plan of complete liquidation as of the date such notice is given, which date shall be specified by the Trustee in the final federal income tax returns of the Upper-Tier REMIC and the Lower-Tier REMIC.

           (c) If the Trust Fund has not been previously terminated pursuant to subsection (d) of this Section 9.1, [the Special Servicer] may effect an early termination of the Trust Fund, upon not less than 30 days' prior Notice of Termination given to the Trustee and the Servicer any time on or after the Early Termination Notice Date specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

           (i)  the sum of

                (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

                (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

                (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate to the last day of the month preceding such Distribution Date;

                (D)  the  aggregate   amount  of  unreimbursed   Advances  (with
                     interest thereon at the Advance Rate) and unpaid Trust Fund expenses; or

           (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the Mortgage Rate and disposition expenses.

           [Any Holder of a Class LR Certificate representing greater than a ____% Percentage Interest in such Class], [the Servicer] or [the Depositor] may also effect such termination as provided above if it first notifies the [Special Servicer] through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and the [Special Servicer] does not terminate the Trust Fund as described above within such 30 day period. All costs and expenses incurred by any party to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to this Section 9.1(c) shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to this subsection (c).

           [(d) If the Trust Fund has not been previously terminated pursuant to subsection (c) of this Section 9.1, on or after the Auction Valuation Date, the Trustee shall conduct an auction of the Mortgage Loans in accordance with the following principles:

           (i)    The Trustee shall request that four Independent
                  financial advisory or investment banking or
                  investment brokerage firms nationally recognized
                  in the field of real estate analysis and
                  reasonably acceptable to the Servicer and the
                  Special Servicer provide the Trustee with an
                  estimated value at which the Mortgage Loans and
                  all other property in respect of any Mortgage
                  Loan in the Trust Fund could be sold at an
                  auction.  If the aggregate value of the Mortgage
                  Loans and such property, as determined by the
                  average of the three highest such estimates,
                  equals or exceeds the aggregate amount of the
                  Certificate Balances of all Certificates
                  outstanding as of the close of business on the
                  Auction Valuation Date (the "Aggregate
                                               ---------
                  Certificate Balance") plus the Auction Fees,
                  -------------------
                  Servicing  Fees,   Trustee  Fees  and  all  other   incidental
                  expenses, the Trustee shall (A) adopt a "plan of complete liquidation", as required by Section 9.1(b), and (B) appoint an Auction Agent to solicit offers from Qualified Offerors to purchase all (but not less than all) of the Mortgage Loans and such property in accordance with the Auction Procedures for a price that is not less than the Aggregate Certificate Balance plus the Auction Fees, Servicing Fees, Trustee Fees and all other incidental expenses. In the event that there is an auction of the Mortgage Loans and such property the Auction Agent shall be authorized to employ Independent attorneys and other Independent professional consultants (including, without
                  limitation,   appraisers  and  environmental  consultants)  as
                  reasonably required to conduct such sale.

           (ii)   In determining the Aggregate Certificate
                  Balance, there shall be included all
                  Certificates owned by or on behalf of the Depositor, the Servicer, the Trustee, a Manager or a Borrower or any Affiliate thereof, notwithstanding the proviso in the first sentence of the definition of the term
                  "Certificateholder."

           (iii) The Trustee shall reject every bid that the Auction Agent advises the Trustee in writing (a) is from a Person other than a Qualified Offeror,
                  (b) provides for a purchase price that is less than the Aggregate Certificate Balance plus the Auction Fees, Servicing Fees, Trustee Fees and all other incidental expenses, (c) provides for purchase on terms other than all-cash or (d) is contingent on the occurrence or non occurrence of any event (each, a "Deficient Auction Bid"). If all bids received by the Trustee are Deficient Auction Bids, as advised by the Auction Agent, the Mortgage Loans and such property shall not be sold and there shall be no termination of the Trust Fund pursuant to this Section 9.1(d).

           (iv) The Trustee shall accept the highest bid that is not a Deficient Auction Bid and shall deliver a Notice of Termination to the Servicer, the Special Servicer and the Certificateholders specifying the Anticipated Termination Date (which shall be first Distribution Date following the date of closing of the sale of the Mortgage Loans and such property). The Trustee shall sell the Mortgage Loans and such property to the successful bidder at a closing to be held no later than the Remittance Date immediately preceding the Auction Proceeds Distribution Date.

           (v)    The Trustee shall be entitled to be reimbursed
                  from the Collection Account for expenses (which
                  shall be deemed to be expenses of the Trust
                  Fund) that it or the Auction Agent on its behalf
                  incurs pursuant to this Section 9.1(d) in
                  connection with the valuation and sale of the
                  Mortgage Loans and such property (collectively,
                  the "Auction Fees"), including all fees and
                       ------------
                  reasonable expenses of legal counsel and other professional consultants retained by either of the Trustee or the Auction Agent. The Trustee shall not be personally liable for any act or omission of the Auction Agent hereunder or any Independent
                  attorneys  and  other  Independent   professional  consultants
                  appointed by the Auction Agent.

           (vi) Any auction shall be conducted in accordance with auction procedures to be developed by the auction agent in connection with such auction (the "Auction Procedures"), provided that such procedures shall include at a minimum provisions substantially to the effect that: (i) no due diligence of the Servicer's, the Special Servicer's or the Trustee's records with respect to the Mortgage Loans may be conducted by any bidder prior to being notified that it has submitted the highest bid; (ii) the Auction Agent is entitled to require that the highest bidder provide a non-refundable good faith deposit sufficient to reimburse the Trustee and the Auction Agent for all expenses in connection with the evaluation of such bid and in connection with such highest bidder's due diligence, (iii) each bidder may be required to enter into a confidentiality agreement with the Servicer, the Special Servicer, the Auction Agent and the Trustee prior to being permitted to conduct due diligence, (iv) Borrowers on any of the Mortgage Loans shall be prohibited from submitting bids, and (v) in the event that the highest bidder withdraws, the next highest bidder shall be permitted to conduct due diligence as if it were the highest bidder.]

           (e) If the Trust Fund has not been previously terminated pursuant to subsection (c) or (d) of this Section 9.1, the Trustee shall determine as soon as practicable the Distribution Date on which the Trustee reasonably anticipates, based on information with respect to the Mortgage Loans previously provided to it, that the final distribution will be made (i) to the Holders of outstanding Regular Certificates, and to the Trustee in respect of the Lower-Tier Regular Interests notwithstanding that such distribution may be insufficient to distribute in full the Certificate Balance of each Certificate or Lower-Tier Regular Interest, together with amounts required to be distributed on such Distribution Date pursuant to Section 4.1(a) or (ii) if no such Classes of Certificates are then outstanding, to the Holders of the Class LR Certificates of any amount remaining in the Collection Account and to the Holders of the Class R Certificates of any amount remaining in the Distribution Account, in either case, following the later to occur of (A) the receipt or collection of the last payment due on any Mortgage Loan included in the Trust Fund or (B) the liquidation or disposition pursuant to Section 3.18 of the last asset held by the Trust Fund.

           (f)  Notice of any  termination  of the Trust Fund  pursuant  to this
Section 9.1 shall be mailed by the Trustee to affected Certificateholders with a copy to the Servicer and the Special Servicer and each Rating Agency at their addresses shown in the Certificate Registrar as soon as practicable after the Trustee shall have received, given or been deemed to have received a Notice of Termination but in any event not more than thirty days, and not less than ten days, prior to the Anticipated Termination Date. The notice mailed by the Trustee to affected Certificateholders shall:

           (i)    specify the  Anticipated  Termination  Date on which the final
                  distribution   is   anticipated  to  be  made  to  Holders  of
                  Certificates of the Classes specified therein;

           (ii)   specify the amount of any such final
                  distribution, if known; and

           (iii) state that the final distribution to Certificateholders will be made only upon presentation and surrender of Certificates at the office of the Paying Agent therein specified.

If the Trust Fund is not terminated on any Anticipated Termination Date for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

           (g) Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to this Section 9.1 shall not have been surrendered for cancellation within _____ months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within _____ year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds in trust and of contacting Certificateholders shall be paid out of such funds. If within _____ years after the second notice, any such Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Servicer all amounts distributable to the Holders thereof, at which time the obligations of the Trustee to such Holders with respect to such amounts shall terminate, and the Servicer shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.1. Such funds held by the Servicer shall not be invested.

           SECTION 9.2.Additional Termination Requirements.

           In the event that [(a)] [the holder of a Class LR Certificate representing greater than a ____% Percentage Interest in such Class], [the Servicer] or [the Depositor] exercises its purchase option as provided in
Section 9.1(c) [or (b) the procedures for sale of all Mortgage Loans as provided in Section 9.1(d) are initiated], the Trust Fund shall be terminated in accordance with the following additional requirements: provided that the Trustee has received an Opinion of Counsel or other evidence to the effect that the termination of the Trust Fund (i) will constitute a "qualified liquidation" of each of the Upper-Tier REMIC and the Lower-Tier REMIC within the meaning of Code
Section 860F(a)(4)(A-3) and (ii) will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

           (a) The notice given by the holder of a Class LR Certificate representing greater than a ____% Percentage Interest in such Class, under
Section 9.1 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the Trust Fund as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to the Trustee and the Servicer). The Trustee shall also specify such date in a statement attached to the final tax returns of each of the Upper-Tier REMIC and the Lower-Tier REMIC; and

           (b) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to [the holder of such Class LR Certificates], [the Servicer] or [the Depositor] [(or otherwise pursuant to the provisions of Section 9.1(d))] for cash at the purchase price specified in
Section 9.1 and shall  distribute  such cash in the manner  specified in Section
9.1.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

           SECTION 10.1Counterparts.

           This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

           SECTION 10.2Limitation on Rights of Certificateholders.

           The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

           No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

           No Certificateholder shall have any right to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or the Mortgage Loans, unless, with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates representing at least ___% of the aggregate Voting Rights allocated to each affected Class of Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Certificates of such Class. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

           SECTION 10.3Governing Law.

           THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           SECTION 10.4Notices.

           All demands, notices and communications hereunder shall be in writing, shall be deemed to have been given upon receipt (or, in the case of notice by telecopy, upon confirmation of receipt) as follows:

                If to the Trustee [or the Fiscal Agent], to:





                     Attention:
                     Telecopy No.:

                With copies to:




                     Attention:
                     Telecopy No.:

                If to the Depositor, to:

                         Midland Realty Acceptance Corp.
                     210 West 10th Street
                     6th Floor
                           Kansas City, Missouri 64105
                          Attention: Alan L. Atterbury
                                  Telecopy No.:

                With copies to:

                            Morrison & Hecker L.L.P.
                     2600 Grand Avenue
                        Kansas City, Missouri 64108-4606
                       Attention: William A. Hirsch, Esq.
                          Telecopy No.: (816) 474-4208

                If to the Servicer, to:

                           Midland Loan Services, L.P.
                     210 West 10th Street
                           Kansas City, Missouri 64105
                          Attention: Alan L. Atterbury
                           Telecopy No.: _____________

                With copies to:

                            Morrison & Hecker L.L.P.
                     2600 Grand Avenue
                        Kansas City, Missouri 64108-4606
                       Attention: William A. Hirsch, Esq.
                          Telecopy No.: (816) 474-4208

                If to the Special Servicer, to:




                     Attention:
                     Telecopy No.:

                With copies to:




                     Attention:
                     Telecopy No.:

                If to the Mortgage Loan Seller, to:




                     Attention:
                     Telecopy No.:

                With copies to:




                     Attention:
                     Telecopy No.:

                If to any Certificateholder, to:

                          the address set forth in the
                              Certificate Register,

or, in the case of the parties to this Agreement, to such other address as such party shall specify by written notice to the other parties hereto.

           SECTION 10.5Severability of Provisions.

           If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then, to the extent permitted by applicable law, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

           SECTION     10.6Notice to the Depositor and Each Rating Agency.

           (a) The Trustee shall use its best efforts to promptly provide written notice to the Depositor and each Rating Agency with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

           (i) any material change or amendment to this Agreement;

           (ii) the occurrence of any Event of Default that has not been cured;

           (iii) the merger, consolidation, resignation or termination of the Servicer, Special Servicer, Trustee [or Fiscal Agent];

           (iv)   the repurchase of Mortgage Loans pursuant to
                  Section 2.3(d) or 2.3(e);

           (v)    the final payment to any Class of
                  Certificateholders;

           (vi)   each report to Certificateholders described in
                  Section 4.2;

           (b) The Servicer and the Special Servicer shall promptly furnish to each Rating Agency copies of the following:

           (i) each of its annual statements as to compliance described in Section 3.14;

           (ii) each of its annual independent public accountants' servicing reports described in Section 3.15.

           (iii) annual reports of each Borrower with respect to the net operating income and occupancy rates required to be delivered by the related Mortgage and actually received by the Servicer or the Special Servicer, if applicable, pursuant thereto to the extent consistent with applicable law and the related Mortgage Loan Documents.

           (c) The Special Servicer, shall furnish each Rating Agency with such information with respect to any Specially Serviced Mortgage Loan as such Rating Agency shall request and which the Special Servicer can obtain to the extent consistent with applicable law and the related Mortgage Loan Documents.

           (d) Notices to each Rating Agency shall be addressed as follows:



or in each case to such other address as any Rating Agency shall specify by written notice to the parties hereto.

           SECTION 10.7Amendment.

           This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee [and the Fiscal Agent], without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein or therein that may be inconsistent with any other provisions herein or therein, (iii) to amend any provision hereof to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Regular Certificates by each Rating Agency, or (iv) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement and will not result in the downgrading, withdrawal or qualification of the rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing and, in all cases, which, as evidenced by an Opinion of Counsel at the expense of the party (other than the Trustee, unless such amendment modifies or otherwise relates solely to the obligations, duties or rights of the Trustee) requesting such amendment, shall not adversely affect in any material respect the interests of any Certificateholder.

           This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Servicer, the Special Servicer, the Trustee [and the Fiscal Agent] with the consent of the Holders of each of the Classes of Regular Certificates representing not less than ______% of the aggregate Voting Rights allocated to each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

           (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of each affected Certificateholder;

           (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under this Agreement, without the consent of the Holders of all Certificates then outstanding; or

           (iii) alter the obligations of the Servicer, the Trustee [or the Fiscal Agent] to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Voting Rights of the Class or Classes affected thereby.

           Further, the Depositor, the Servicer, the Special Servicer, the Trustee [and the Fiscal Agent], at any time and from time to time, without the consent of the Certificateholders, may amend this Agreement or any Custodial Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMICs as two separate REMICs, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

           In the event that neither the Depositor nor the successor thereto, if any, is in existence, any amendment under this Section 10.7 shall be effective with the consent in writing of the Trustee, [the Fiscal Agent,] the Servicer, the Special Servicer, and, to the extent required by this Section, the Certificateholders and each Rating Agency.

           Promptly after the execution of any amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

           It shall not be necessary for the consent of Certificateholders under this Section 10.7 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The method of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe; provided, however, that such method shall always be by affirmation and in writing.

           Notwithstanding any contrary provision of this Agreement, no amendment shall be made to this Agreement or any Custodial Agreement unless the Servicer and the Trustee shall have received an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is required by any Rating Agency to maintain the rating issued by it or requested by the Trustee for any purpose described in clause (i) or (ii) of the first sentence of this Section, then at the expense of the Trust Fund), to the effect that such amendment will not cause either the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or cause a tax to be imposed on the Trust Fund under the REMIC Provisions (other than a tax at the highest marginal corporate tax rate on net income from foreclosure property).

           Prior to the execution of any amendment to this Agreement or any Custodial Agreement, the Trustee, [the Fiscal Agent,] the Special Servicer and the Servicer shall be entitled to receive and rely conclusively upon an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is required by any Rating Agency to maintain the rating issued by it or requested by the Trustee for any purpose described in clause (i), (ii) or
(iv) (which do not modify or otherwise relate solely to the obligations, duties or rights of the Trustee) of the first sentence of this Section, then at the expense of the Trust Fund) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

           SECTION 10.8Confirmation of Intent.

           It is the express intent of the parties hereto that the conveyance of the Trust Fund (including the Mortgage Loans) by the Depositor to the Trustee on behalf of Certificateholders as contemplated by this Agreement and the sale by the Depositor of the Certificates be, and be treated for all purposes as, a sale by the Depositor of the undivided portion of the beneficial interest in the Trust Fund represented by the Certificates. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Trust Fund by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to continue to be property of the Depositor then (a) this Agreement shall also be deemed to be a security agreement under applicable law; (b) the transfer of the Trust Fund provided for herein shall be deemed to be a grant by the Depositor to the Trustee on behalf of Certificateholders of a first priority security interest in all of the Depositor's right, title and interest in and to the Trust Fund and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Collection Account and the Distribution Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee (or the Custodian or any other agent on its behalf) of Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Codes; and (d) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Trustee pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Depositor shall, and upon the request of the Servicer, the Trustee shall, to the extent consistent with this Agreement (and at the expense of the Trust Fund), take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. It is the intent of the parties that such a security interest would be effective whether any of the Certificates are sold, pledged or assigned.

           IN WITNESS WHEREOF, the Depositor, the Servicer, the Special Servicer, the Trustee [and the Fiscal Agent] have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Signed and acknowledged
in the presence of:


Print Name:


Print Name:
MIDLAND REALTY ACCEPTANCE CORP.

as Depositor



By:
      Name:
      Title:


Signed and acknowledged
in the presence of:



Print Name:




Print Name:
MIDLAND LOAN SERVICES, L.P.
as Servicer


By:   MIDLAND DATA SYSTEMS, INC.
      its General Partner


By:
      Name:
      Title:

Signed and acknowledged
in the presence of:



Print Name:



Print Name:
                             ,
   as Special Servicer


By:
      Name:
      Title:

Signed and acknowledged
in the presence of:


Print Name:


Print Name:
                             ,
as Trustee, Custodian, Certificate Registrar and Paying Agent



By:
      Name:
      Title:  Vice President

Signed and acknowledged
in the presence of:


Print Name:



Print Name:
[                             ,
as Fiscal Agent of the Trustee





By:
      Name:
      Title:]

STATE OF __________________)
                      ) ss.:
COUNTY OF _________________)


           On this ___th day of , before me appeared to me personally known, who being by me duly sworn did say that he is a [Vice] President of MIDLAND REALTY ACCEPTANCE CORP., a Missouri corporation and that he signed his name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

           WITNESS my hand and seal hereto affixed the day and year first above written.




                               NOTARY PUBLIC in and for said
                                County and State

                             My Commission expires:

                                     (stamp)

                                     (seal)

STATE OF __________________)
                      ) ss.:
COUNTY OF _________________)


           On this ___th day of , before me appeared , to me personally known, who being by me duly sworn did say that he is a [Title] of Midland Data Systems, Inc., a Missouri corporation, the general partner of MIDLAND LOAN SERVICES, L.P., a Missouri limited partnership, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors as the general partner of said limited partnership, and said acknowledged said instrument to be the free act and deed of said corporation as the general partner of said limited partnership and the free act and deed of said limited partnership.

           WITNESS my hand and seal hereto affixed the day and year first above written.




                               NOTARY PUBLIC in and for said
                                County and State

                             My Commission expires:

                                     (stamp)

                                     (seal)

STATE OF __________________)
                      ) ss.:
COUNTY OF _________________)


           On this ___th day of                  , before me
appeared ____________________, to me personally known, who being by me duly sworn did say that he is a [Title] of
                      , a                 corporation, and that
the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and said __________________ acknowledged said instrument to be the free act and deed of said corporation and the free act and deed of said corporation.

           WITNESS my hand and seal hereto affixed the day and year first above written.




                               NOTARY PUBLIC in and for said
                                County and State

                             My Commission expires:

                                     (stamp)

                                     (seal)

STATE OF __________________)
                      ) ss.:
COUNTY OF _________________)


           On this ___th day of                         , before
me, the undersigned, a Notary Public in and for the State of
                  , duly commissioned and sworn, personally
appeared                          , to me known who, by me duly
sworn, did depose and acknowledge before me and say that he
resides at                                            ; that he is
the                            of                            , a
                     , the corporation described in and that
executed the foregoing instrument; and that he signed his name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

           WITNESS my hand and seal hereto affixed the day and year first above written.




                               NOTARY PUBLIC in and for the
                               State of                  .
                               My Commission expires:

                                     (stamp)

                                     (seal)


This instrument prepared by:



Name:
Address:

STATE OF __________________)
                      ) ss.:
COUNTY OF _________________)



           On the ___th day of                     , before me,
                           , a Notary Public in and for said
State, personally appeared                                     ,
                                                 and
                                     , personally known to me or
proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity, and that by their signatures on the instrument the corporation upon behalf of which the person acted executed the within instrument.

           IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                         NOTARY PUBLIC


My commission expires ___________________


































PJRES07N.KCM/js